MORGAN
GRENFELL
INVESTMENT
TRUST
-----------
SEMI-ANNUAL
REPORT

[GRAPHIC OF GLOBE WITH CUBES  OMITTED]

Unaudited
APRIL 30, 1997

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Dear Fellow Shareholder:

On behalf of the Board of Trustees of Morgan Grenfell Investment Trust, I would like to express our appreciation for your continued support of our mutual funds. We remain committed to providing a broad range of mutual funds, capitalizing on our specialist management teams' ability to deliver strong investment results.

As of April 30, 1997, Morgan Grenfell Investment Trust included fourteen active funds with aggregate net assets of $1.7 billion and more than 750 shareholders. We continued to offer more diversity to our shareholders in the domestic marketplace by opening Morgan Grenfell Microcap Fund on December 18, 1996.

The performance for each of our Funds for the six-month period ended April 30, 1997 is described on the pages that follow. This period reflected continued economic growth in many financial markets worldwide, with exceptional strength in the U.S. equity markets in particular. Our mutual fund offerings continued to perform well during this time period, generally adding value relative to their benchmark indices. We are particularly proud of our Municipal Bond Fund, which has recently obtained Morningstar's 5 star rating, the highest available, for performance in the 1 year, 3 year and 5 year periods.

We continue to view the current investment horizon positively. Our investment specialists teams continue to add value within their areas of expertise and look forward to the challenges ahead.


Sincerely,

/S/SIGNITURE

James E. Minnick
President,
Morgan Grenfell Investment Trust

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TABLE OF CONTENTS
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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND
   PERFORMANCE.........................................................  5
STATEMENT OF NET ASSETS................................................ 15
STATEMENT OF OPERATIONS................................................ 60
STATEMENT OF CHANGES IN NET ASSETS..................................... 62
FINANCIAL HIGHLIGHTS................................................... 65
NOTES TO FINANCIAL STATEMENTS.......................................... 67

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND

     Since Morgan Grenfell Municipal Bond Fund's inception in December 1991, we have sought to provide shareholders with a high level of federally tax exempt income consistent with the preservation of capital, without investing exclusively in long term bonds in order to obtain that high level of income. We have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls.
     Over the last six months, bond prices have declined due to rising interest rates. Nevertheless, the Fund was able to generate a positive total investment return, as the income received exceeded the decline in principal value. For the six month period ended April 30, 1997, the Fund provided a total return of 2.03%. For comparison, the Lehman Brothers Seven Year General Obligations Bond Index posted a return of 1.77% over the same period.
     We believe that bonds with sinking fund retirements and mortgage prepayment calls continue to offer attractive investment opportunities.

FIXED INCOME FUND

     Since Morgan Grenfell Fixed Income Fund's inception in September 1992, we have sought to provide shareholders with a high level of income consistent with the preservation of capital. U.S. Treasury, corporate, mortgage backed, taxable municipal and tax exempt municipal bonds are all analyzed for possible inclusion in the portfolio. Relative value assessments are based on relative credit worthiness and the relationship of cash flow structure to the price of the security. Industry and sector weightings are subordinated to the evaluation of individual bonds.
     For the six month period ended April 30, 1997, the Fund provided a total return of 2.21%. For comparison, the Lehman Brothers Aggregate Bond Index posted a return of 1.71% over the same period. During the period, interest rates rose as the U.S. economy slowed. Yields of five year U.S. Treasury Notes rose from 6.1% to 6.6%, causing bond prices to fall.
     The credit quality of the portfolio is strong with 71% of the portfolio rated AAA. We continue to exercise caution in the corporate and mortgage-backed sectors, having been concerned about a lack of supply causing the yield spreads over the U.S. Treasury bonds to be too narrow. This accounts for our heavy concentration in the highest rating category.

SHORT-TERM
MUNICIPAL BOND FUND

     Morgan Grenfell Short-Term Municipal Bond Fund was opened on March 6, 1995. Since that time, we have acquired a diversified portfolio of short-term municipal securities with a very short duration. For the six month period ended April 30, 1997, the Fund generated a total return of 2.71%. For comparison, the IBC/Donoghue Total Tax-Free Average posted a return of 1.47% over the same period. The Fund's return was achieved by investing in bonds providing a high level of tax-free income with limited price volatility due to their short durations.
     Our intent is to provide investors with an attractive investment alternative to lower yield tax-free money market funds. Relative stability of principal is achieved by investing in bonds with short-term maturities and bonds with anticipated early redemptions.

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

SHORT-TERM
FIXED INCOME FUND

     Morgan Grenfell Short-Term Fixed Income Fund commenced operations on March 13, 1995. In the period during which the Fund has been publicly offering its shares, we have been purchasing short-term investment grade securities. For the six month period ended April 30, 1997, the Fund generated a total return of 2.78%. For comparison, the Merrill Lynch 182-Day Treasury Bill Index posted a return of 2.65% for the same period. The Fund's return was achieved by investing in short-term bonds providing a high level of income, with limited price volatility due to their short maturities.

SMALLER COMPANIES FUND

     Morgan Grenfell Smaller Companies Fund had net assets of $4.3 million as of April 30, 1997. The primary investment objective of this Fund is to maximize capital appreciation by investing in equity securities of small capitalization companies located primarily in the United States. Small capitalization companies are defined as those companies ranked in the bottom 20% of the Wilshire 5000 Index according to market capitalization.
     For the six month period ended April 30, 1997, the Fund declined 4.9% versus the S&P SmallCap 600 Index which gained 1.8%. The Service Companies, Health Care, Consumer and Credit Sensitive sectors negatively contributed to the Fund's performance versus that of the S&P 600 Index for the period. Also, large capitalization companies continued to outperform small capitalization companies during the period. The Dow Jones Industrial Average and the S&P 500 Index which are representative of large capitalization companies gained 17.3% and 14.7%, respectively.
     In March, the equity market corrected across all sectors after the Federal Reserve Board raised short-term rates by 25 basis points. This was the first broad market correction since the summer of 1996. Starting in mid-April, small cap companies have gained back what they lost in March's broad market correction. The majority of small-cap companies have reported earnings in line or above Wall Street analyst's expectations, indicating continued growth in this sector of the market.
     While some indicators of the economy appear to be growing moderately, others show greater economic growth, possibly creating inflationary pressures. While inflation remained relatively subdued at the end of April, the unemployment rate reached a 24-year low of 4.9% and has intensified concerns over the sustainability of the current low level of inflation. Recently, the agreement to "Balance the Budget" by the year 2002 had alleviated some concerns that the Fed will raise short-term interest rates again.
     The structure of the U.S. economy has a high level of entrepreneurial activity and venture capital backing. This entrepreneurial arena is expected to continue providing investors with many attractive investment opportunities as early stage private companies transition to public ownership and early stage public companies begin to gain more exposure.
     The Fund utilizes a team approach with co-portfolio managers researching the small cap universe for the best investment ideas. The Fund's investment portfolio generally is diversified across several economic sectors. As of April 30, 1997, the Consumer, Technology, Energy, Credit Sensitive, Service and Health Care sectors accounted for 75% of the Fund.

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MICROCAP FUND

     Morgan Grenfell Microcap Fund had net assets of $2.0 million as of April 30, 1997. The investment objective of this Fund is to maximize capital appreciation by investing in equity securities of microcap companies located primarily in the United States. Microcap companies are defined as those companies ranked in the bottom 5% of the U.S. equity market according to market capitalization.
     For the period from the inception on December 18, 1996 to April 30, 1997, the Fund was down 7.5% versus the Russell 2000 Index which was down 2.3% for the same period. The Fund's investments in the Consumer and Capital Goods sectors negatively contributed to the performance versus the Russell 2000 Index for the period. Large capitalization companies continued to outperform small capitalization during this period. The Dow Jones Industrial Average and the S&P 500 indices which are representative of large capitalization companies gained 11.15% and 10.24%, respectively.
     In March, the equity market corrected across all sectors after the Federal Reserve Board raised short-term interest rates by 25 basis points. This was the first broad market correction since the summer of 1996. Starting in mid-April, small cap companies have gained back what they lost in March's broad market correction. The majority of small-cap companies have reported earnings in line or above Wall Street analyst's expectations, indicating continued growth in this sector of the market.
     While some indicators of the economy appear to be growing moderately, others show greater economic growth, possibly creating inflationary pressures. While inflation remained relatively subdued at the end of April, the unemployment rate reached a 24-year low of 4.9% and has intensified concerns over the sustainability of the current low level of inflation. Recently, the agreement to "Balance the Budget" by the year 2002 had alleviated some concerns that the Fed will raise short-term interest rates again.
     The structure of the U.S. economy has a high level of entrepreneurial activity and venture capital backing. This entrepreneurial arena is expected to continue providing investors with many attractive investment opportunities as early stage private companies transition to public ownership and early stage public companies begin to gain more exposure.
     The Fund utilizes a team approach with co-portfolio managers researching the micro-cap universe for the best investment ideas. The Fund's investment portfolio is diversified across several economic sectors. As of April 30, 1997, the Technology, Consumer, Service, Credit Sensitive, Energy and Health Care sectors accounted for 75% of the total Fund.

INTERNATIONAL EQUITY FUND

     In the six month period ended April 30, 1997, Morgan Grenfell International Equity Fund appreciated by 2.09%. Over the same period, the Fund's benchmark, the MSCI EAFE Index, rose by 1.72%. The Fund's performance during the period extended its modest outperformance of the benchmark since inception.
     Since inception, stock selection has been the principal reason for the Fund outperforming its benchmark. During the period under review, this source of performance was again strong, whereas the contribution from country/regional allocation, during a period of considerable volatility, was slightly negative. Japan declined 13.2% in absolute terms during the period,

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

and the Fund was modestly underweight in this market, the biggest component of the benchmark (32% at the start of the period). Gains in Japan however were counteracted by underweight positions in core European stock markets (Germany, France, Switzerland) which rallied strongly in the first quarter of 1997, after being easily outpaced by non-core Europe through much of 1996. The Fund's underweight position in the UK was also a negative contributor, as dollar-based returns for that market were enhanced by a dramatic appreciation of sterling, starting in the fourth quarter of 1996. Stock selection was strong in Japan, and generally mixed in Europe, with negative contributions from Spain, Holland and the UK, but strong gains particularly in Germany, Italy and Switzerland.

EUROPEAN EQUITY FUND

     Morgan Grenfell European Equity Fund commenced operations on September 3, 1996 and had total net assets of $36.1 million as of April 30, 1997.
     The investment objective of this Fund is to maximize capital appreciation by investing primarily in equity securities of leading companies located in the United Kingdom and Continental Europe.
     In the last six months, the Fund has outperformed its benchmark (MSCI European Index) 12.34% to 11.96%.
     As of April 30, 1997, the Fund was well exposed to cyclical and economically sensitive stocks that should respond favorably to stronger European economies. The Fund was notably underweight in financials as of April 30, 1997. The UK remained the Fund's largest single exposure at approximately 33%, followed by France at 15%, Holland at 11%, and Germany at 10%. The Fund was also overweight in the smaller markets of Spain and Sweden with weightings of 6% and 7% respectively. The French and DM stocks are partly hedged back into the U.S. dollar given that we expect the dollar rally to continue.
     During the period under review, Europe's stock markets continued to perform strongly in local currency terms. However, the rally in the U.S. dollar versus the DM bloc currencies during 1997 has had the effect of somewhat reducing the return from the markets to dollar-based investors. The strong returns have been driven by several factors, most notably the continuing improvement in the Continental European economies. 1997 will likely see a return to the trend in economic growth from the mid-cycle pause that characterized much of 1996. The economic recovery is being driven primarily by exports, given the more competitive DM/$ exchange rate and the low interest rates across the Continent. Economic growth in 1997 could reach 2.5% in Continental Europe and be over 3% in the UK.
     At the corporate level, the 1996 earnings reports in Continental Europe broadly met market expectations. Many companies also surprised the market with relatively upbeat statements with regard to the full year 1997 outlook. It should be borne in mind that Continental European companies are typically highly cautious in terms of forecasting so early in a year, so we do not believe they would have made positive statements without being relatively sure of their prospects. As a result, our expectations of 18-20% growth in earnings in 1997 in Continental Europe may prove to be conservative and could be exceeded if the recovery in the economies accelerates from current levels.

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     As with the economy, the UK corporate outlook is somewhat different from the Continent. The strength of sterling versus the DM is seriously hampering the exporting sectors of the economy and earnings growth in the cyclical/economically sensitive sectors will be consequently affected. The strength of the domestic economy and the robust consumer spending environment has skewed the UK market's performance towards the financial sector. Earnings growth in the UK in 1997 will likely be around 8%. On the political front, the UK election was called during March for May 1st. The widely and accurately forecast return of a Labour administration was viewed positively by the market, given the centralist policies of the "New" Labour Party and the evident competence of their senior ministerial team.
     The equity markets continued to be largely unaffected by the over-riding European economic issue of 1998 and 1999, namely the introduction of the Euro as a common currency. The bond markets, especially those in the peripheral Continental countries such as Sweden, Spain and Italy, rallied throughout 1996 in the expectations of an untroubled transition to the Euro and as a result of the tight fiscal, low inflation economic environment. Some doubts have crept in during 1997 and bond market volatility has risen. This, in turn, has fed through to certain interest rate sensitive sectors such as Spanish utilities, and the equity markets' vulnerability to any weakness in bond markets going forward should not be underestimated.
     That being said, the outlook for Europe's stock markets in 1997 remains positive. Trading on an average 1997 price earnings multiple of 17 can be described as fair. In our view, the principal risk would be a threat to the progress towards monetary union and the likely turmoil in the bond and currency markets that would accompany a postponement of the Euro project.

INTERNATIONAL SMALL CAP EQUITY FUND

     Morgan Grenfell International Small Cap Equity Fund commenced operations on January 3, 1994 and had total net assets of $86.0 million as of April 30, 1997.
     The investment objective of this Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization companies located in countries other than the United States. Small capitalization companies are defined as those issuers ranked according to market capitalization in the bottom 25% of the issuers listed on the stock exchange, and companies listed on a secondary market or over-the-counter market.
     For the six month period ended April 30, 1997, the Fund underperformed its benchmark (NatWest Markets (NWM) Euro/Pacific Small Cap Index) falling 8.06% against a fall of 6.90% for the benchmark. Both stock selection and asset allocation were negative. Stock selection was very weak in Continental Europe, weak in the UK but strong in Australia, the smaller Far Eastern markets and Japan.
     In the UK, the Fund's underperformance was due to the absence of financial stocks in the Fund. These stocks have been very strong performers, particularly in the first four months of 1997, but trade on multiples that look unattractive relative to their growth rates. We believe that the recent performance of these stocks has been driven by take-over speculation and hopes of radical political action to enlarge private pen-

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

sion fund provisions. This underweight position in this sector has been maintained but remains under review. In Continental Europe, there have been several disappointing performances from stocks previously rated highly like Fielmann in Germany and Saes Getters and De Rigo in Italy which have severely hampered performance. In the case of Fielmann, an unexpected reduction in Government rebates on spectacles has hit this leading retailer's gross margins. The Company has responded by maintaining prices to further gain market share and should benefit in the medium term as smaller players are forced from the market. In Germany generally cyclical stocks have been strong while consumer stocks have been weak. The Fund's overweight exposure to consumer stocks has been a negative for performance and this exposure has been reduced. In Italy, the strength of the Lira has hit exporters particularly hard. In the case of Saes Getters, higher than expected research and development expenditure in the short term has also damaged the share price though the long term prospects remain in place. Increased competition has hurt De Rigo's future profitability and has led us to commence selling of this stock.
     In both Continental Europe and Japan, expectations of economic growth and earnings progress declined in the last two months of 1996. Forecasts for smaller company earnings were accordingly reduced. Japanese small cap markets have remained weak in the first four months of this year as oversupply of equity and low investor demand depressed ratings and the weak Yen focused attention on the prospects for larger export earners rather than the domestically-biased smaller cap stocks.
     Small capitalization stocks, which are highly geared to changes in expectations of economic growth rates have not performed well. However we expect both the Japanese and Continental European economies to show improving economic growth rates in 1997 and some positive signs in the former economy have helped sentiment in May. Earnings forecasts for small cap stocks should rise in this environment. European small cap valuations are still attractive. In Continental Europe small companies generally trade at a small discount to large cap stocks but have earnings which are below large companies in 1997. We believe that economic recovery will make these small cap earnings prospects look conservative and that large cap earnings are benefiting from exceptional one-off gains arising from restructuring. Overall, valuations from Continental European markets look reasonable in an international context. In Japan, small cap earnings for the fiscal year ended March 1997 look to be lower (at an ex Financials underlying level) than large cap stocks and trade at a premium in PE terms. We believe that the weak state of the Japanese financial sector taken together with domestic economic recovery will mean that small cap stocks will make progress relative to large cap stocks in 1997.

EUROPEAN SMALL CAP
EQUITY FUND

     Morgan Grenfell European Small Cap Equity Fund commenced operations on November 1, 1994 and had total net assets of $10.3 million as of April 30, 1997.
     The objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization companies located in Europe. Small capitalization companies are defined as those issuers, ranked according to market capitalization in the bottom 25%

10
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of the issuers listed on a European stock exchange, or companies listed on a secondary market or over-the-counter market.
     For the six month period ended April 30, 1997, the Fund underperformed its benchmark (the NatWest Markets (NWM) European Small Cap Index) falling 1.72% relative to the benchmark's positive return of 5.56%. The Fund's investments in both the UK and investments in Continental Europe contributed to this underperformance with investments in the UK underperforming by 2.2% and Continental Europe by about 7.7%.
     In the UK, underperformance has been due to the absence of financial stocks from the Fund. These stocks have been very strong performers particularly in the first four months of 1997, but trade on multiples that look unattractive relative to their growth rates. We believe that the recent performance of these stocks has been driven by take-over speculation and hopes of radical political action to enlarge private pension fund provisions. This underweight position in this sector has been maintained but remains under review. In Continental Europe, there have been several disappointing performances from stocks previously rated highly like Fielmann in Germany and Saes Getters and De Rigo in Italy which have severely hampered performance. In the case of Fielmann, an unexpected reduction in Government rebates on spectacles has hit this leading retailer's gross margins. The Company has responded by maintaining prices to further gain market share and should benefit in the medium term as smaller players are forced from the market. In Germany generally cyclical stocks have been strong while consumer stocks have been weak. The Fund's overweight exposure to consumer stocks has been negative for performance and this has been reduced. In Italy, the strength of the Lira has hit exporters particularly hard. In the case of Saes Getters, higher than expected research and development expenditure in the short term has also damaged the share price though the long term prospects remain in place. Increased competition has hurt De Rigo's future profitability and has led us to commence selling of this stock.
     In the first half of the year there has been poor performance from small caps relative to their large cap counterparts as investors have marked up the more liquid larger company markets in Continental Europe in expectation of economic recovery. In the UK, small cap stocks have suffered as investors have preferred more liquid stocks in the uncertain period leading up to the May General Election. European small cap stocks, as represented by the Fund's benchmark index, rose 5.6% in the six month period ended April 30, 1997 as against a performance of 12.0% for the MSCI Large Cap Index.
     Given a positive economic background, we believe that the risk of investing in the small cap sector is low. In our view, European small cap valuations are still attractive. In Continental Europe, small companies trade at a small discount to large cap stocks but have earnings which are below large companies in 1997. We believe that economic recovery will make these small cap earnings prospects look conservative and that large cap earnings are benefiting from exceptional one-off gains arising from restructuring. Overall valuations for Continental European markets look reasonable in an international context. In the UK, small companies trade at close to the bottom of their historic range relative to larger companies and show similar levels of earnings growth. They should benefit (relative to large cap) from recent ster-

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

ling strength against European currencies since they have a higher exposure to the strongly growing domestic economy. Overall market valuations in the UK look good in an international context. European markets remain inefficient, especially in Continental Europe, with plenty of opportunities to purchase high growth companies on low price/earnings relative to the market. It remains our strategy to invest in growth companies where the growth rate, in our view, is not fully reflected in the share price.

EMERGING MARKETS
EQUITY FUND

     The inception date for Morgan Grenfell Emerging Markets Equity Fund was February 2, 1994. On April 30, 1997, the Fund had net assets of $105.6 million.
     The investment objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of issuers located in countries which have yet to reach the level of maturity associated with developed foreign stock markets.
     During the six month period ended April 30, 1997, the Fund's performance was 7.07% versus the benchmark's performance of 10.98% (the Fund's benchmark is the MSCI Emerging Markets Free Index).
     The period was marked by volatile returns across all regions driven by both local factors and volatility on the international scene, particularly in U.S. bond yields.
     Eastern and Southern Europe generated strong returns as the fund flows remained exceptionally strong. The Czech Republic was the only market to fall as pressure on the currency built up. South Africa recovered as its government moved to reassure investors as to their tight fiscal policy and the rate of corporate restructuring picked up.
     The Asian markets were very mixed performers. China performed strongly, as did the market of the Indian sub-continent. However, many other markets were weak, particularly Thailand which suffered from a liquidity shortage.
     Latin America performed well during the period, particularly Brazil where privatization momentum has been very strong.
     The outlook for emerging markets in the remainder of 1997 is positive, notwithstanding the apparent change of direction in U.S. interest rate moves. Stock market valuations are generally below those developed markets while growth rates of GDP and corporate earnings are likely to remain at a significant premium. The Fund continues to be broadly diversified at the country level, and aims to add value primarily through stock selection.

GLOBAL FIXED INCOME FUND

     Morgan Grenfell Global Fixed Income Fund commenced operations on January 3, 1994 and had net assets of $109.9 million as of April 30, 1997.
     The investment objective of the Fund is to maximize total return, emphasizing current income while providing opportunities for capital growth consistent with reasonable risks. The Fund invests primarily in high grade debt obligations of the U.S. and foreign governments and their agencies, obligations of international and supranational entities, and high grade fixed income obligations of U.S. and foreign corporate issuers. The Fund uses currency hedging techniques as a means of protecting the U.S. dollar value of foreign assets.

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     The Fund's total return for the six month period ended April 30, 1997 was
(3.33%) compared with (4.50%) for the Fund's benchmark, the Salomon World Government Bond Index (unhedged).
     After a period of nervousness in the U.S. bond market following the Federal Reserve's decision to increase short-term interest rates in the first quarter of 1996, the market performed better in the second half of the year, as fears of the Fed being forced to respond to renewed inflationary pressures through further rate increases proved to be premature. In 1997, the market has refocused on these concerns, however, and following one rate hike in March, the market is expecting the Fed to make at least one more move during 1997.
     Outside the U.S., markets have generally fared better, although a strong U.S. dollar has limited the gains available to U.S. investors. In Japan, bond yields fell to record lows in the first quarter of 1997, as an already weak economy was hit further by problems in the banking and real estate sectors. While yields have since risen, Japanese interest rates are still low by international comparison, and we do not see huge value in Japan's bond market. In Europe, the higher yielding markets in particular have performed strongly, as investors have attached increasing probability to the assumption that the first round of European Monetary Union will take place in 1999, and yield spreads have converged sharply towards the levels of the core markets of the German and French bloc. In the UK, there was uncertainty in advance of the general election, but the market performed strongly following the new government's opening policy announcements, particularly the creation of a more independent central bank.
        The U.S. dollar gained ground over the second half of 1996 and first quarter of 1997 against all major currencies, fueled both by the belief that short term U.S. rates had further to rise and also by the willingness of the German and Japanese central banks to allow their currencies to fall to boost the competitiveness of their export sectors and aid their economic recoveries; the German mark has also been weak in the expectation that the mark's strength will be diluted in the new euro currency by the currencies of the weaker members. The Fund has reduced its overweight position in the U.S.$, as we believe that the dollar will consolidate following its strong rally.

INTERNATIONAL FIXED
INCOME FUND

     Morgan Grenfell International Fixed Income Fund commenced operations on March 15, 1994 and had net assets of $23.6 million as of April 30, 1997.
     The Fund's objective is identical to that of Morgan Grenfell Global Fixed Income Fund except that the Fund does not invest in U.S. dollar denominated bonds. The Fund uses currency hedging techniques as a means of protecting the U.S. dollar value of foreign assets.
     The Fund returned (5.93%) for the six month period ended April 30, 1997, compared to (7.29%) for the Fund's benchmark, the Salomon World Government Bond Index, non-U.S. (unhedged).
     In Europe, bond yields have continued to converge sharply, as bond market investors became increasingly confident that European Monetary Union will take place in 1999, although uncertainty persists as to which countries will be included in the initial round of membership. The markets which have done best have been high yielding markets such as

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

Italy and Spain, with yield spreads tightening significantly towards German yield spreads.
     Despite the support among most European politicians for monetary union, concerns persist that electorates are less enthusiastic, and the strict fiscal packages introduced by countries in an attempt to meet membership criteria have contributed to the generally weak levels of economic growth in Europe. With the exception of the UK, where continued consumer-led growth has led to a round of official rate increases, the trend in Europe has continued to be one of monetary easing, and we see little likelihood of official rate rises in Germany until 1998 at the earliest.
     In the UK, both major parties approached the May election without a clear policy on EMU membership. It is almost impossible for the UK to be part of EMU before the end of this century, and Britain's strong growth profile has necessitated a series of interest rate rises, which we see continuing for at least the next eighteen months. Despite this, the bond market has performed well, especially following the new government's decision to grant a stronger level of autonomy to the Bank of England.
     The U.S. dollar gained ground over the second half of 1996 and first quarter of 1997 against all major currencies, fueled both by the belief that short term U.S. rates had further to rise and also by the willingness of the German and Japanese central banks to allow their currencies to fall to boost the competitiveness of their export sectors and aid their economic recoveries. The German mark has also been weak in the expectation that the mark's strength will be diluted in the new euro currency by the currencies of the weaker members. The Fund has reduced its overweight position in the U.S.$, as we believe that the dollar will consolidate following its strong rally.

EMERGING MARKETS
DEBT FUND

     Morgan Grenfell Emerging Markets Debt Fund commenced operations on August 4, 1994 and had net assets of $108.5 million as of April 30, 1997.
     The investment objective of this Fund is to maximize total return. The Fund invests primarily in fixed income securities of issuers located in countries with emerging securities markets.
     The Fund's total return for the six month period ended April 30, 1997 was 10.99% against 10.25% for the Fund's benchmark (the J.P. Morgan Emerging Market Bond Index Plus).
     Emerging markets have continued to register strong returns over the six month period as investors' confidence in continuing structural reform has outweighed concerns over tightening U.S. monetary policy. As of April 30, 1997, the Fund's largest positions were in Argentina, Brazil and Russia. The top performing market in the first quarter was Bulgaria, where the establishment of IMF funding removed the possibility of external debt default.
     Despite the returns experienced over the past twelve months, we remain optimistic with regard to the outlook for emerging market debt. Most countries within the universe are firmly committed to orthodox economic reform and a consolidation of growth will facilitate this. Russian debt remains the cheapest in the market relative to its credit rating and, as of April 30, 1997, constituted our most significant overweight position.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 97.3%
ALABAMA -- 3.3%
   Birmingham, Medical Clinic
     Board, RB, ETM
      8.300%, 07/01/08                 $ 407      $    467
   Lauderdale & Florence Counties,
     Public Hospital, RB, ETM
      7.000%, 07/01/07                   385           436
   Mobile, Certificate of Participation,
     Affordable Housing
      6.000%, 02/01/98                   275           275
      6.200%, 02/01/99                   350           349
      6.300%, 02/01/00                   400           398
      6.750%, 02/01/04                 4,950         4,913
   Morgan County, Decatur General
     Hospital, Pre-refunded @ 102, RB (E)
      7.875%, 03/01/99                    85            91
   State Housing Finance Authority,
     Multi-Family Housing, Club
     Apartments, Series 1, RB
      5.650%, 06/01/08                 2,500         2,519
                                                  --------
                                                     9,448
                                                  --------
ARIZONA -- 0.2%
   Gila County, Industrial Development
     Authority, Inspiration Consolidated
     Copper, Pre-refunded @ 100, RB (E)
     11.250%, 02/15/01                   470           569
   Maricopa County, Sun City Inter-
     Community Healthcare, RB, ETM
      8.625%, 01/01/10                    50            60
                                                  --------
                                                       629
                                                  --------
ARKANSAS -- 3.3%
   Drew County, Public Facilities
     Board, Single Family Mortgage,
     Series A-2, RB, FNMA
      7.900%, 08/01/11                   383           409
   Fayetteville, Public Facilities
     Board, Single Family
     Mortgage, RB
      7.250%, 04/01/11                 1,180         1,208
   Jefferson County, Health Care &
     Residential Facilities Board,
     Single Family Mortgage, RB,
     FSA, ETM
      7.400%, 12/01/10                    85            95
   Little Rock, Capital Improvement,
     Series 1995A, RB
      5.950%, 02/01/12                   180           181

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Lonoke County, Residential Housing,
     Single Family Mortgage,
     Series 1993 B, RB
      7.375%, 04/01/11                 $ 264      $    281
   Mississippi County, Public Facilities
     Board, Mortgage, Series 1, RB
      7.200%, 07/15/10                   975         1,068
   North Little Rock, Residential
     Housing Facilities,
     Series 1991-1, RB (A)
      0.000%, 12/01/10                 7,765         3,057
   Rogers County, Sales & Use Tax, RB
      5.350%, 11/01/11                 2,000         1,982
   Saline County, Residential
     Housing Facilities, Single
     Family Mortgage, RB
      7.875%, 03/01/11                   805           854
   State Housing Development
     Agency, RB, ETM
      8.375%, 07/01/10                    60            71
   Stuttgart, Public Facilities Board,
     Single Family Mortgage, Series B, RB
      7.750%, 09/01/11                   285           298
                                                  --------
                                                     9,504
                                                  --------
CALIFORNIA -- 6.7%
   Emeryville, Redevelopment Agency,
     Residential Mortgage RB, ETM
      7.500%, 09/01/11                   150           168
   Fairfield, Certificate of Participation,
     Pre-Refunded @ 100 (E)
      10.750%, 08/01/00                   30            35
   Fresno, Multi-Family Housing,
     Woodlands Apartments Project,
     Series A, RB, GNMA, AMT
      6.650%, 05/20/08                   500           524
   Los Angeles, California, Earthquake
     Rehabilitation, Series A, RB,
     AMT, FNMA
      5.700%, 12/01/28                 2,000         1,992
   Los Angeles, Community
     Redevelopment Agency,
     Angelus Plaza Project,
     Series A, RB, FNMA
      7.400%, 06/15/10                 2,000         2,222
   Los Angeles, Community
     Redevelopment Agency,
     Monterey Hills Project B, RB
      8.650%, 12/01/22                   330           367
   Los Angeles, Multi-Family
     Housing, Earthquake
     Rehabilitation Projects,
     Series B, RB, FNMA, AMT (B)
      5.850%, 12/01/07                 4,650         4,714

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Napa, Housing Facility, Napa Park
     Apartments, Series A, RB, GNMA
      4.809%, 06/20/00                 $ 405      $    405
   Pleasant Hill, Multi-Family Housing,
     Ellinwood Apartments Project,
     Series A, RB, FNMA
      5.300%, 10/01/20                 3,165         3,193
   San Jose, Multi-Family Housing,
     Alamaden Lake Village Project,
     Series B, RB, FGIC, GE Capital
     Corporation (B)
      5.150%, 03/01/01                 2,000         1,995
   Santa Clara County, Housing
     Authority, RB, GNMA (D)
      5.245%, 06/20/00                   492           493
   Vista, California Multi-Family
     Housing Authority, Pepperwood
     Apartment Project, Series 1995A,
     RB, FNMA (B)
      5.700%, 06/01/05                 3,240         3,309
                                                  --------
                                                    19,417
                                                  --------
COLORADO -- 2.0%
   Boulder County, Boulder Community
     Hospital RB, ETM
      7.000%, 07/01/09                    50            53
   Castle Rock Ranch, Public
     Improvements Authority, RB
      5.900%, 12/01/03                 1,000         1,027
   Commerce City, Single Family
     Mortgage, Series A, RB
      6.875%, 03/01/12                   515           534
   State Housing Finance
     Authority, AMT, RB
      5.750%, 11/01/04                   175           175
   State Student Loan, Series C, AMT, RB
      7.150%, 09/01/06                   990         1,061
   Thornton, GO, FGIC, ETM
      7.500%, 12/01/07                   125           140
   Vail, Single Family Mortgage,
     Series 1992 A, RB
      8.125%, 06/01/10                   435           455
   Westminster, Multi-Family Housing,
     Semper Village Apartments,
     RB, AXA (B)
      5.950%, 06/01/05                 2,225         2,281
                                                  --------
                                                     5,726
                                                  --------
DELAWARE -- 0.8%
   New Castle County, Single Family
     Mortgage, RB
     10.250%, 11/01/05                   220           227

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   State Economic Development
     Authority, Wilmington Friends
     School Project, RB
      6.300%, 07/01/00                 $  50      $     51
   State Economic Development
     Authority, Wilmington Friends
     School Project, RB
      6.300%, 07/01/01                    55            56
      6.300%, 07/01/02                    60            61
      6.300%, 07/01/03                    60            61
      6.300%, 07/01/04                    65            66
      6.300%, 07/01/05                    70            72
      6.300%, 07/01/06                    75            76
      6.300%, 07/01/07                    80            81
      6.300%, 07/01/08                    85            86
      6.300%, 07/01/09                    90            92
      6.300%, 07/01/10                    95            97
      6.300%, 07/01/11                   100           101
      6.300%, 07/01/12                   110           112
      6.300%, 07/01/13                   115           117
   State Housing Authority, Single
     Family Mortgage, RB
      8.750%, 06/01/17                   830           831
                                                  --------
                                                     2,187
                                                  --------
FLORIDA -- 3.7%
   Altamonte Springs, Health Facility
     Authority, RB, ETM
      8.750%, 10/01/09                   225           270
   Dade County, Certificate of
     Participation, Government
     Leasing Corporation, Series B
      8.500%, 04/01/07                    45            45
   Dade County, Certificate of
     Participation, Government
     Leasing Corporation, Series C
      9.000%, 04/01/20                   300           300
   Dunedin, Health Facility Authority,
     Mease Hospital Incorporated,
     RB, ETM
      7.600%, 10/01/08                   485           538
   Duval County, Housing Finance
     Authority, Single Family Mortgage,
     RB, FGIC, GNMA
      7.650%, 09/01/10                   155           166
   Fernando Apartments, Elderly
     Housing, Section 8 Assistance, RB
      9.750%, 10/01/11                   756           800
   Jacksonville, Health Facility
     Authority, Saint Catherine
     Laboure Manor Incorporated,
     RB, ETM
      9.125%, 01/01/03                   160           176

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Jacksonville, Health Facility
     Authority, Saint Vincent's Medical
     Center Incorporated, RB, ETM
      9.125%, 01/01/03                 $ 300      $    339
   Miami Beach, Housing Authority,
     Elderly Housing,
     Section 8 1995, RB
      6.625%, 01/15/09                 1,200         1,242
   Miramar, Water Improvement
     Assessment, RB, FGIC
      5.125%, 10/01/20                 5,320         5,280
   Pinellas County, Housing Finance
     Authority, Single Family Mortgage,
     Series A, RB, GNMA, AMT
      6.850%, 03/01/29                 1,500         1,573
                                                  --------
                                                    10,729
                                                  --------
GEORGIA -- 2.0%
   Augusta, Housing Rehabilitation
     Agency, Bon Air Project,
     Series C, RB
      7.000%, 09/01/05                 1,000         1,071
   De Kalb, Private Hospital Authority,
     Wesley Services Inc. Project, (LOC)
      8.250%, 09/01/15                   500           516
   Fulton County, Housing Authority,
     Single Family Mortgage, RB,
     GNMA, AMT
      6.200%, 03/01/13                   390           397
   Marietta, Housing Authority,
     Multi-Family, Ridge Pointe
     Apartments, Series A, RB,
     FNMA (B)
      5.700%, 06/01/05                 1,475         1,512
   Marietta, Housing Authority,
     Multi-Family, Series A, RB,
     New England Mutual Life
     Guaranty (B)
      6.000%, 06/01/01                 1,000         1,019
   Saint Mary's, Housing Authority,
     Multi-Family, Cumberland Oaks
     Apartments, Series A, RB, FNMA
      7.250%, 09/01/05                   625           656
   Saint Mary's, Housing Authority,
     Multi-Family, Pines Apartments,
     Series C, RB, FNMA
      7.250%, 10/01/05                   270           282
   State Residential Finance Housing,
     Series A, RB, AMT
      6.750%, 06/01/16                   360           366
                                                  --------
                                                     5,819
                                                  --------

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
HAWAII -- 0.1%
   Honolulu, Housing Authority,
     Multi-Family, Waipahu Towers Project,
     Series A, RB, GNMA, AMT
      6.900%, 06/20/05                 $ 365      $    380
                                                  --------
IDAHO -- 0.6%
   State Housing & Finance Association,
     Series B, RB, AMT
      5.650%, 07/01/09                   475           468
   State Housing Agency, Single Family
     Mortgage, Series F, RB, AMT
      5.800%, 07/01/07                 1,000         1,014
   State Housing Agency, Single Family
     Mortgage, Series C1, RB
      7.650%, 07/01/10                   380           398
                                                  --------
                                                     1,880
                                                  --------
ILLINOIS -- 9.0%
   Alton, Hospital Facilities, Alton
     Memorial Hospital Project, RB, ETM
      7.000%, 07/01/05                   590           636
   Bolingbrook, Hospital Authority,
     Hinsdale Sanitarium Hospital
     Project, RB, ETM
      7.250%, 08/01/08                 1,195         1,312
   Bolingbrook, Mortgage, Capital
     Appreciation Series 1, RB (A)
      0.000%, 01/01/11                 8,185         3,141
   City of Fairfield, Economic
     Development, Wayne County
     Center Project, RB
      6.000%, 12/15/05                   545           552
   Des Plains, Hospital Facilities,
     Holy Family Hospital Project,
     RB, ETM, FGIC
      7.000%, 01/01/07                   195           207
      7.000%, 01/01/07                   205           218
   Des Plains, Hospital Facilities,
     Holy Family Hospital Project,
     RB, ETM, MBIA
      7.000%, 01/01/07                   240           255
   Development Finance Authority,
     Catholic Health, Series A, RB,
     Connie Lee Insured
      5.150%, 02/15/06                 1,010           985
   Development Finance Authority,
     Debt Restructure, East Saint
     Louis, RB, Moral Obligation
      6.050%, 11/15/99                   325           329
   Development Finance Authority,
     Fund For Child Care Facilities
     Project, Series A, RB
      7.400%, 09/01/04                 2,600         2,824

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Development Finance Authority,
     Debt Restructure, East Saint
     Louis, RB, Moral Obligation
      6.875%, 11/15/05                $  875        $  917
   Greater Peoria, Airport Authority,
     GO, AMBAC, AMT
      6.500%, 12/01/05                   100           107
      6.700%, 12/01/07                   250           268
   Greater Peoria, Airport Authority,
     RB,AMBAC, AMT
      6.600%, 12/01/06                   575           615
   Health Facilities Authority, Lutheran
     Social Services, RB
      6.125%, 08/15/10                   850           831
   Health Facilities Authority, Mercy
     Health Center, RB, ETM
      7.100%, 06/01/09                   785           871
   Health Facilities Authority, Mercy
     Hospital & Medical Center, RB, ETM
     10.000%, 01/01/15                 2,105         2,789
   Health Facilities Authority, Mercy
     Health Center, RB, ETM
      7.500%, 09/01/09                   300           357
   Health Facilities Authority, Sydney
     R. Forkosh Memorial Hospital,
     Pre-refunded @ 100, RB (E)
      7.000%, 07/01/02                   340           360
   Health Facilities Authority, Lutheran
     Health Systems, Series B, Partially
     Pre-Refunded @ 102, RB (E)
      7.375%, 04/01/99                 2,000         2,140
   Quincy, Single Family Mortgage, RB
      6.875%, 03/01/10                   625           648
   Rockford-Concord Commons,
     Housing Finance Authority,
     Series A, RB, FHA
      5.550%, 11/01/06                   595           602
   Rockford-Concord Commons,
     Housing Finance Corporation,
     Series A, HUD Section 8
     Assisted, RB, FHA
      6.150%, 11/01/22                 1,845         1,843
   Southwestern Development
     Authority, Wood River
     Township Hospital Project,
     RB, Moral Obligation, ETM
      6.875%, 08/01/03                   200           221
   Village of Buffalo Grove, Economic
     Development Project, Country
     Line Partners, RB
      5.450%, 08/15/02                 1,665         1,665
   Village of Graylake, Multi-Family
     Housing, Country Squire Village
     Apartments, Series A, RB, FHA
      6.000%, 06/01/05                 1,305         1,329

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)        (000)
--------------------------------------------------------------------------------
   Western Illinois University,
     RB, ETM
      7.400%, 04/01/09                $  165      $    182
                                                  --------
                                                    26,204
                                                  --------
INDIANA -- 1.3%
   Indianapolis, Economic Development,
     Knob in the Woods Project, RB,
     FNMA, AMT (B)
      6.375%, 12/01/04                 3,485         3,694
   Vigo County, Hospital
     Authority, RB, ETM
      6.875%, 04/01/04                    85            91
                                                  --------
                                                     3,785
                                                  --------
IOWA -- 0.7%
   Davenport, Home Ownership
     Mortgages, Series 1994, RB
      4.000%, 03/01/03                   115           113
   Davenport, Hospital Facility, RB, ETM
      7.200%, 07/01/09                   100           110
   State Finance Authority, Small
     Business Development, Terrance
     Center Association, L.P. Project,
     RB, Guaranty Agreement with
     Central Life Assurance Company
      7.500%, 03/01/22                 1,550         1,699
                                                  --------
                                                     1,922
                                                  --------
KANSAS -- 0.9%
   Johnson County, Single Family
     Mortgage, RB
      5.625%, 05/01/02                    10            10
   Labette and Cowley Counties,
     Single Family Mortgage,
     Series A, RB
      9.500%, 04/01/13                   105           112
   Manhattan, Tax Increment
     Revenue Refunding,
     Series A, RB, Asset Guaranty, AMT
      5.000%, 12/01/02                   665           652
      5.200%, 12/01/03                   500           493
   Reno County, Single Family
     Mortgage Revenue Refunding
     Bond, Series B
      8.700%, 09/01/11                   360           384
   Saline County, Single Family
     Mortgage, Series A, RB
      9.500%, 10/01/11                   220           232
   Wichita, Hospital, RB, ETM
      7.000%, 03/01/06                   335           361
   Wichita, Single Family Mortgage,
     Series A, RB
      7.100%, 09/01/09                   305           318
                                                  --------
                                                     2,562
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
KENTUCKY -- 1.6%
   Greater Kentucky Housing
     Assistance Corporation,
     Section 8 Assisted, Project A,
     RB, MBIA, FHA
      7.625%, 01/01/25                $  425      $    440
   Greater Kentucky Housing
     Assistance Corporation,
     Section 8 Assisted, Series C,
     RB, MBIA, FHA
      5.350%, 07/01/07                   540           534
   Lakeland Wesley Village
     Incorporated, HUD Section 8
     Assisted, RB, FHA
      7.125%, 11/01/02                   320           334
   Nelson County, Kentucky
     Industrial Development, RB,
     AMT (LOC)
      6.500%, 04/01/05                 2,000         2,122
   Owensboro, Electric Light &
     Power, RB, ETM
     10.500%, 01/01/04                   485           573
   State Turnpike Authority, RB, ETM
      7.100%, 07/01/02                   320           335
      6.125%, 07/01/07                   145           151
      6.625%, 07/01/08                    75            80
                                                  --------
                                                     4,569
                                                  --------
LOUISIANA -- 5.3%
   Housing Finance Authority, Single
     Family Housing, RB, GNMA, AMT
      8.050%, 11/01/14                   415           426
   Iberia, Single Family Mortgage, RB
      7.375%, 01/01/11                   960         1,037
   Jefferson Parish, Hospital Service
     District 001, RB, ETM
      7.125%, 01/01/02                   315           332
   Lafourche Parish, Home Mortgage
     Authority, Single Family Mortgage,
     RB, ETM
      7.400%, 07/01/10                    40            45
   Public Facilities Authority, Southern
     Baptist Hospital, RB, ETM
      8.000%, 05/15/12                   810           942
   Public Facilities Authority,
     Multi-Family Housing, Beau Terre
     Project, RB, FNMA (B)
      5.800%, 06/01/05                   750           758
   Public Facilities Authority,
     Multi-Family Housing, Edgewood
     Apartments, RB, FNMA (B)
      5.800%, 06/01/05                 7,155         7,235

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Public Facilities Authority,
     Multi-Family Housing,
     Oakleigh Apartment
     Project, RB, AXA
      5.750%, 03/15/03                $  295      $    305
   Public Facilities Authority,
     Multi-Family Housing,
     Oakleigh Apartment Project,
     RB, AXA
      5.850%, 03/15/04                   315           325
      5.950%, 03/15/05                   330           341
   Public Facilities Authority, Single
     Family Mortgage, Series A, RB
      7.375%, 10/01/12                   595           600
   Public Facilities Authority, Single
     Family Mortgage, Series C, RB
      8.450%, 12/01/12                   759           803
   State Housing Finance Authority,
     Malta Square Project, RB, AMT,
     GNMA
      6.450%, 09/01/27                   630           634
      6.500%, 09/01/38                 1,615         1,623
                                                  --------
                                                    15,406
                                                  --------
MAINE -- 0.1%
   State Health & Higher Education
     Facilities Authority, Cedar Nursery,
     Pre-refunded @ 102, RB (E)
      7.900%, 02/01/00                    65            71
   State Housing Authority, Series B,
     RB, AMT
      8.400%, 11/15/07                   265           271
                                                  --------
                                                       342
                                                  --------
MARYLAND -- 1.4%
   Cecil County, Economic Development,
     Northeast Plaza Association,
     Series A, RB
      6.875%, 01/15/08                 1,760         1,901
   Cecil County, Economic Development,
     Northeast Plaza Association,
     Series B, RB
      6.875%, 01/15/10                   525           566
   Frederick County, Economic
     Development, Mortgage Revenue
     Refunding Bond, Series A, RB, FHA
      5.900%, 02/01/05                   345           348
   Prince George's County, Multi-Family
     Mortgage, Emerson House Project,
     Series A, RB
      6.400%, 10/15/05                 1,200         1,242
                                                  --------
                                                     4,057
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
MASSACHUSETTS -- 0.3%
   Boston, Industrial Development
     Finance Authority, Alzheimers
     Center Project, Series A, RB, FHA
      6.000%, 02/01/37                 $ 725      $    716
   State Health & Education Authority,
     Massachusetts Institute of
     Technology, RB
      8.000%, 07/01/00                    90            99
                                                  --------
                                                       815
                                                  --------
MICHIGAN -- 1.0%
   Detroit, Water Supply Systems,
     RB, ETM
      8.875%, 01/01/05                   715           818
   Petoskey, Hospital Finance Authority,
     RB, ETM
      6.700%, 03/01/07                   360           385
   Saginaw, Hospital Finance Authority,
     St. Lukes Hospital, RB, ETM
      7.500%, 11/01/10                   285           320
   State Hospital Finance Authority,
     St. Joseph Mercy Hospital
     Project, RB, ETM
      7.000%, 07/01/05                   280           302
   State Hospital Finance Authority,
     St. Lawrence Hospital Project,
     RB, ETM
      7.500%, 05/01/07                   735           808
   State Hospital Finance Authority,
     Henry Ford Hospital, RB, ETM
      9.000%, 05/01/04                    85           101
   State Hospital Financial Authority,
     Mount Carmel Mercy Hospital,
     RB, ETM
      7.500%, 08/01/05                    35            38
                                                  --------
                                                     2,772
                                                  --------
MINNESOTA -- 0.9%
   Cambridge, Mortgage Revenue,
     Health Care Center, Series A,
     RB, GNMA
      5.400%, 11/20/05                   660           667
   City of Fridley, Community
     Development, RB, LOC (B)
      5.375%, 09/01/01                 1,225         1,228
   Dakota County, Housing &
     Redevelopment Authority, Single
     Family Mortgage, RB, FNMA,
     GNMA, AMT
      5.550%, 10/01/02                   130           131
      5.750%, 10/01/04                   150           151

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Rochester, St. Mary's Hospital,
     RB, ETM
      5.750%, 10/01/07                $  395      $    404
                                                  --------
                                                     2,581
                                                  --------
MISSISSIPPI -- 1.5%
   Mississippi Home Corporation,
     Single Family, Mortgage Access
     Program, Series 1994 A, RB,
     GNMA, AMT
      5.000%, 06/01/04                   665           667
   Mississippi Home Corporation
     Single Family Mortgage,
     (converts to 7.375% on
     12/97) Series I, RB, GNMA,
     FNMA, AMT
      5.200%, 06/01/28                 2,055         2,235
   State Business Finance, Industrial
     Development, RB, AMT (LOC)
      5.450%, 09/01/01                   285           285
      5.600%, 09/01/02                   305           306
      5.800%, 09/01/04                   340           341
      5.900%, 09/01/05                   360           361
                                                  --------
                                                     4,195
                                                  --------
MISSOURI -- 1.3%
   Jefferson City, Industrial Development
     Authority, Missouri Farm Bureau
     Federation, RB
      5.750%, 12/01/05                   250           247
   Kansas City, Industrial Development
     Authority, Multi-Family Housing,
     Coves North Duplexes, RB, FNMA
      5.600%, 09/01/25                 2,780         2,811
   Saint Louis County, Convention &
     Sports Center, Series B, RB
      6.500%, 08/15/01                   775           816
                                                  --------
                                                     3,874
                                                  --------
MONTANA -- 0.2%
   Missoula County Community
     Hospital, RB, ETM, AMBAC
      7.125%, 06/01/07                   475           512
                                                  --------
NEBRASKA -- 0.8%
   Hall County, Hospital Authority,
     RB, ETM
      8.000%, 01/01/07                   250           279
   Investment Finance Authority,
     Multi-Family Housing, Old
     Cheney Apartments, Series A,
     RB, FNMA (B)
      5.500%, 12/01/05                 2,000         2,010
                                                  --------
                                                     2,289
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
NEVADA -- 0.7%
   State Housing Division, Multi-Family
     Mortgages, Saratoga Palms Project,
     RB, FNMA, AMT
      5.900%, 04/01/06                 $ 700      $    702
   State Housing Division, Single
     Family Mortgages, Series B, RB,
     FHA/VA, AMT
      6.450%, 10/01/07                   875           919
   State Housing Division, Single
     Family Mortgages, Series E, RB,
     AMT
      6.000%, 10/01/09                   500           497
                                                  --------
                                                     2,118
                                                  --------
NEW HAMPSHIRE -- 0.5%
   State Higher Education & Health
     Facilities Authority, Kendal at
     Hanover, RB, (LOC)
      5.200%, 10/01/06                   830           810
      5.300%, 10/01/07                   625           609
   State Higher Education & Health
     Facilities, Crotched Mountain
     Rehab Center, Pre-refunded @ 102,
     RB (E)
      7.500%, 01/01/00                   110           119
                                                  --------
                                                     1,538
                                                  --------
NEW JERSEY -- 1.8%
   Church Street Corporation, Elderly
     Housing Section 8 Assistance 1994,
     RB, HUD Section 8
      5.000%, 03/01/01                   220           218
   Deptford Township, Fire District
     Number 1, GO
      5.600%, 10/15/06                   190           195
      5.850%, 10/15/07                   200           208
   Economic Development Authority,
     Economic Growth, Series H-2,
     RB, National Westminster,
     AMT (LOC)
      5.000%, 10/01/05                   775           762
   Education Facilities Authority,
     Caldwell College, Series A, RB,
      7.250%, 07/01/25                 1,200         1,229
   Mansfield Township, Board of
     Education, Certificate of
     Participation, MBIA
      5.500%, 03/01/07                 1,830         1,867
   State Health Care Facility Finance
     Authority, Community Memorial
     Hospital, Series C, RB
      8.000%, 07/01/14                   205           216

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   State Health Care Facility Finance
     Authority, Hackensack Hospital,
     RB, ETM
      8.750%, 07/01/09                $  130      $    151
   State Highway Authority, Garden
     State Parkway, RB, ETM
      6.500%, 01/01/11                   110           118
   State Turnpike Authority, RB, ETM
     10.375%, 01/01/03                    75            88
   Wanaque Valley, Regional Sewer
     Authority, Partially Pre-Refunded
     @ 102, RB, AMBAC (E)
      7.125%, 09/01/97                    55            56
                                                  --------
                                                     5,108
                                                  --------
NEW MEXICO -- 1.3%
   Albuquerque, Class B-2, FGIC (A)
      0.000%, 05/15/11                 3,539         1,261
   Albuquerque, Residential Mortgage,
     Series A, RB, ETM
      7.000%, 03/01/04                   600           649
   Bernalillo County, Multi-Family
     Housing, Sunchase Apartments,
     Series A, RB, AXA (B)
      5.800%, 11/01/06                 1,500         1,536
   Roswell, Airport, RB, AMT
      8.500%, 11/01/98                   140           140
   Santa Fe, Single Family Mortgage
     Authority, Series 1991, RB
      8.450%, 12/01/11                   176           187
                                                  --------
                                                     3,773
                                                  --------
NEW YORK -- 3.7%
   Capital District Youth Center
     Lease, RB, (LOC)
      5.200%, 02/01/05                   130           127
      5.250%, 02/01/06                   125           121
      5.300%, 02/01/07                   145           140
      6.000%, 02/01/17                   500           489
   New York City, Industrial
     Development Agency, Series C,
     RB, AMT, (LOC) (B)
      7.625%, 11/01/99                 2,965         3,019
   New York City, Municipal Assistance
     Corporation, Series 59,
     Pre-refunded @ 100, RB (E)
      6.500%, 07/01/97                   120           120
   New York City, Municipal Assistance
     Corporation, Series 61, RB,
     Crossover refunding @ 102
      6.875%, 07/01/97                   475           486
   New York City, Municipal Assistance
     Corporation, Series 62, RB
      6.900%, 07/01/07                    85            87

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   State Dormitory Authority, Long
     Island University, RB,
     Asset Guaranty
      6.000%, 09/01/08                $3,450      $  3,588
   State Medical Care Facilities Finance
     Agency, Hospital & Nursing Home,
     Series A, Partially Pre-refunded
     @ 102, RB, FHA (E)
      7.900%, 08/15/98                    60            63
   State Power Authority, Series C,
     RB, ETM
      9.500%, 01/01/01                   400           429
   UFA Development Corporation,
     Mortgage, Loretto Utica Project,
     RB, FHA
      5.150%, 07/01/03                 2,000         2,000
                                                  --------
                                                    10,669
                                                  --------
NORTH CAROLINA -- 0.2%
   Vance County, Industrial Facilities
     Authority, RB, Optional Put
     09/01/97, AMT (LOC)
      4.700%, 09/01/00                   720           720
                                                  --------
OHIO -- 1.8%
   Cuyahoga County, Deaconess
     Hospital Project, RB, ETM
      6.750%, 11/01/09                   299           315
   Cuyahoga County, Multi-Family
     Housing, Water Street Association,
     RB, GNMA, FHA, AMT
      6.250%, 12/20/36                 1,300         1,298
   Lucas-Palmer, Housing Development
     Corporation, Palmer Gardens
     Section 8, RB, MBIA, FHA
      5.900%, 07/01/07                   295           295
   Ohio Capital Corporation for
     Housing Mortgage, Section 8
     Assistance, Project E, RB,
     MBIA, FHA
      5.700%, 01/01/05                   465           470
   State Building Authority, Toledo
     Government Office Building,
     Pre-refunded @ 100, RB (E)
     10.125%, 04/01/03                   200           252
   State Mortgage, RB, FHA
      5.600%, 08/01/06                   505           502
   State Water Development
     Authority, RB, ETM
      9.375%, 12/01/10                   350           432
   Youngstown State University,
     General Receipt, Series A, RB
      6.200%, 12/15/16                 1,580         1,550
                                                  --------
                                                     5,114
                                                  --------

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
OKLAHOMA -- 1.6%
    Bryan County, Single Family
     Mortgage, Series A, RB
      8.600%, 07/01/10                $  470      $    490
   Cleveland County, Home Loan
     Authority, Single Family Mortgage,
     Series 1992, RB
      8.375%, 08/01/12                 2,150         2,317
   Housing Finance Authority, RB,
     GNMA, AMT
      7.997%, 08/01/18                   155           158
   McAlester, Public Works Authority,
     RB, FSA
      8.250%, 12/01/04                   125           146
      8.250%, 12/01/05                   750           885
      8.250%, 12/01/06                   185           226
   Payne County, Housing Finance
     Authority, Single Family Mortgage,
     Series A, RB
      8.625%, 03/01/11                   420           438
   Tulsa, Industrial Development
     Authority, Doctors Medical Center,
     Pre-refunded @ 100, RB (E)
      6.625%, 10/01/03                    80            85
                                                  --------
                                                     4,745
                                                  --------
PENNSYLVANIA -- 14.4%
   Allegheny County, Hospital
     Development Authority, St.
     Margaret Memorial Hospital,
     Project A, RB
      9.800%, 07/01/10                 3,600         3,632
   Allegheny County, Industrial
     Development Authority, RB
     Integra Bank of Pittsburgh,
     AMT (LOC)
      6.000%, 10/01/04                 1,000         1,001
   Allegheny County, Greater
     Pittsburgh International Airport,
     Series C, Partially Pre-refunded
     @ 102, RB, AMT, MBIA (E)
      8.250%, 01/01/98                   725           756
   Allegheny County, Residential
     Finance Authority, Mortgage,
     RB, GNMA
      6.500%, 11/01/14                   610           624
   Allentown, Hospital Authority,
     Sacred Heart Hospital of
     Allentown, Series A, RB
      6.200%, 11/15/03                   700           720

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Allentown, Hospital Authority,
     Sacred Heart Hospital of
     Allentown, Series A, RB
      6.500%, 11/15/08               $ 2,200       $ 2,250
   Bucks County, Industrial
     Development Authority, Women's
     Humane Society, RB
      7.100%, 12/01/09                   600           601
   Butler County, Pre-refunded
     @ 101, GO (E)
      7.300%, 09/01/97                    50            51
   Dauphin County, General Authority,
     WW15 Term, RB (C)
      6.850%, 06/01/09                   700           742
   Delaware County, Industrial
     Development Authority,
     Resource - Recovery Project,
     RB (LOC)
      8.100%, 12/01/13                 3,665         3,804
   Delaware County, Mercy Health
     Care, Series B, RB
      6.000%, 11/15/07                 3,500         3,557
   Falls Township, Hospital Authority,
     Delaware Valley Medical Center,
     RB, FHA
      6.900%, 08/01/11                 4,135         4,461
   Fayette County, Hospital Authority,
     Uniontown Hospital, RB,
     Connie Lee Insured
      5.200%, 06/15/04                   280           278
      5.400%, 06/15/06                 1,120         1,116
      5.450%, 06/15/07                   600           598
      5.550%, 06/15/08                 1,420         1,415
      5.650%, 06/15/09                 1,505         1,499
   Harrisburg, GO, ETM, MBIA
      9.750%, 04/15/99                    75            80
   Hazleton, Health Services Authority,
     St Joseph's Medical Center, RB
      6.125%, 07/01/16                   300           295
   Kennett Square, GO
      4.500%, 02/01/99                   400           400
   Lehigh County, General Purpose,
     Muhlenberg Continuing Care,
     RB, (LOC) (B)
      7.800%, 03/12/02                 2,320         2,453
   Lehigh County, Muhlenberg
     Hospital Center, RB
      4.800%, 07/15/00                 2,195         2,187
   Manheim Township, School
     Authority, Series 1978,
     Pre-refunded @ 100, RB (E)
      6.625%, 12/01/05                   470           513

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Montgomery County, Industrial
     Development Authority, BMHR
     Associate Project, RB, (LOC)
      6.750%, 11/15/04                $  250       $   258
   Montgomery County, Industrial
     Development Authority,
     Emergency Care Research
     Institute Project, RB
      6.400%, 06/01/03                   605           621
   Philadelphia, Hospital & Higher
     Education, Pennsylvania
     Hospital, RB
      4.400%, 07/01/97                   500           500
   Philadelphia, Industrial Development
     Authority, Jeanes Physician's Office,
      Series A, RB
      9.375%, 07/01/10                   965           979
   Philadelphia, Industrial Development
     Authority, National Board of
     Medical Examiners Project, RB
      6.750%, 05/01/12                   550           586
   Philadelphia, St. Agnes Hospital,
     RB, ETM
      6.750%, 08/15/01                    50            51
   Pittsburgh Urban Redevelopment
     Authority, Center Triangle Tax
     Increment, Series A, RB (LOC),
     Private Placement
      5.125%, 06/01/00                 1,175         1,174
   Pottsville, Hospital Authority,
     Pottsville Hospital & Warner
     Clinic, RB
      7.250%, 07/01/24                   605           631
   Saint Mary Hospital Authority,
     Bucks County, RB, ETM
      6.625%, 07/01/04                    85            90
   State Higher Education Facilities
     Authority, Ursinus College, RB
      5.000%, 01/01/02                   160           158
      5.100%, 01/01/03                   180           178
      5.200%, 01/01/04                   195           193
      5.300%, 01/01/05                   220           217
      5.400%, 01/01/06                   245           241
   State Highway, GO
      5.500%, 10/01/97                   775           780
   State Housing Authority, Single
     Family Mortgage, RB, AMT
      7.000%, 10/01/05                   230           243
   Upper Gwynedd-Towamencin,
     Municipal Authority, Water &
     Sewer, RB, ETM, MBIA
      5.700%, 10/15/97                    20            20
   Westtown Township, GO
      4.500%, 03/01/99                 1,500         1,498
                                                  --------
                                                    41,451
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
RHODE ISLAND -- 1.0%
   Central Falls, Pre-refunded
     @ 103, GO (E)
      9.250%, 11/15/00                $  180      $    210
   Housing & Mortgage Finance
     Corporation, Series 3B, RB, AMT
      8.050%, 04/01/22                 1,300         1,349
   State Industrial Facilities, Crystal
     Thermoplastics Project, Series A,
     RB, IRBA, AMT
      6.900%, 08/01/14                   380           391
   West Warwick, Series A, GO,
     Asset Guaranty
      7.300%, 07/15/08                   910         1,026
                                                  --------
                                                     2,976
                                                  --------
SOUTH CAROLINA -- 1.4%
   State Housing Finance & Development
     Authority, Multi-Family Housing,
     Runaway Bay Apartments
     Project, RB
      5.500%, 12/01/05                 1,000         1,009
   State Housing Finance Authority,
     Multi-Family Housing,
     RB, FNMA (B)
      5.700%, 06/01/05                 3,050         3,180
                                                  --------
                                                     4,189
                                                  --------
SOUTH DAKOTA -- 0.7%
   State Housing Development Authority,
     Multi-Family, Series B,
     HUD Section 8, RB
      7.000%, 04/01/12                 1,000         1,054
   Student Loan Assistance, Series A,
     RB, GTD, AMT
      7.600%, 08/01/04                   510           538
      7.700%, 08/01/07                   500           528
                                                  --------
                                                     2,120
                                                  --------
TENNESSEE -- 1.6%
   Greeneville, Health & Education
     Facility Board, Southern Advent
     Hospital, RB, ETM
      8.700%, 10/01/09                   370           438
   Hamilton County, Industrial
     Development, Ridgemont/Mountain
     Brook Apartments, RB (LOC) (B)
      6.250%, 10/01/97                   840           842
   Nashville & Davidson Counties,
     Metropolitan Government Health
     & Education Facilities Board,
     Welch Bend Apartments,
     Series A, RB, FNMA (B)
      5.500%, 01/01/07                 2,130         2,111

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Shelby County, Health & Housing
     Board, RB, Asset Guaranty
      6.500%, 10/01/07                $1,325      $  1,381
                                                  --------
                                                     4,772
                                                  --------
TEXAS -- 7.1%
   Bell County, Health Facility
     Development Corporation,
     Central Texas Pooled Health,
     Sun Life Series A, RB (B)
      4.750%, 10/01/98                   100           100
   Bexar County, Housing Finance
     Corporation Residual Bond,
     Capital Appreciation (A)
      0.000%, 03/01/15                 1,765           549
   Brazos, Higher Education Authority,
     RB, GTD, AMT
      6.500%, 06/01/04                   500           521
   Bryon, Higher Education Authority,
     Allen Academy, Series A, RB
      6.500%, 12/01/06                   400           395
      7.300%, 12/01/16                 1,750         1,759
   Collin County, Housing Finance
     Corporation, Multi-Family
     Mortgage, Preston Bend
     Apartments Project, RB, AXA
      6.500%, 09/01/22                 1,000         1,033
   Denison, Hospital Authority,
     Texoma Medical Center, RB, ETM
      7.125%, 07/01/08                   125           138
   Duncanville, Hospital Development
     Authority, Methodist Hospital
     Project, RB, ETM
      9.000%, 01/01/10                   690           817
   Grand Prairie, Multi-Family
     Mortgage, Project A, Sugar Creek
     Apartments, RB
      6.000%, 02/01/05                   655           657
   Gregg County, Housing Finance
     Corporation, Multi-Family Housing,
     Summer Lake Project, Series A,
     RB, AXA
      6.400%, 09/01/25                   500           515
   Harris County, Housing Finance
     Corporation, Multi-Family
     Housing, Colonial House Apartments
     Project, RB, (LOC) (B)
      5.600%, 09/01/99                   235           238
   Harris County, Housing Finance,
     RB, Series 1996, AMT, FSA
      5.700%, 06/01/06                   280           280
   Houston, Housing Finance
     Corporation, 1996-A2, RB (A)
      0.000%, 06/01/14                 1,830           522

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Houston, Texas, Housing Finance
     Corporation, 1996-A1, RB
      8.000%, 06/01/14                $2,150       $ 2,314
   Northeast Hospital Authority,
     RB, ETM
      8.000%, 07/01/08                   495           557
   Odessa, Housing Authority, Multi-
     Family Mortgage, Section 8 Assist
     Project, Series A, RB, HUD Section 8
      5.875%, 10/01/03                   810           799
   Odessa, Housing Authority, Multi-
     Family Mortgage, Section 8 Assist
     Project, Series B, RB
      5.875%, 10/01/03                 1,575         1,553
      6.375%, 10/01/11                 2,735         2,626
   Odessa, Single Family Mortgage,
     Series A, RB, FNMA
      8.450%, 11/01/11                   312           325
   Panhandle Plains, Higher Education
     Authority, Series D, RB Guaranteed
     Student Loans, AMT
      5.100%, 09/01/03                   245           244
      5.250%, 03/01/05                   215           213
   Panhandle, Housing Finance
     Corporation, Single Family
     Mortgage, Series A, RB, AMT,
     GNMA
      7.500%, 05/01/24                   440           460
   Port Houston Authority, RB
      5.750%, 05/01/02                   345           353
   South Plains, Regional Housing
     Authority, Section 8 Assistance
     Project, Series A, RB, HUD
      6.000%, 08/01/00                    65            66
   South Plains, Regional Housing
     Authority, Section 8 Assistance
     Project, Series A, RB, HUD
      6.500%, 08/01/05                   325           330
      6.900%, 08/01/09                   500           509
   Southeast Hospital Financing Agency,
     Memorial Hospital System Project,
     RB, ETM
      8.500%, 12/01/08                   380           445
   Southeast Hospital Financing Agency,
     Memorial Hospital System Project,
     RB, ETM
      7.500%, 12/01/09                 1,030         1,148
   Texarkana, Housing Finance
     Corporation, Summerhill,
     Series A, RB, GNMA
      5.550%, 01/20/07                   230           229

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Thomason, Health Facilities
     Development Corporation,
     El Paso County Hospital District,
     GO, MBIA
      7.200%, 08/15/98                 $  25      $     25
   Travis County, Housing Finance,
     Series 1996, RB, AMT, FSA
      5.700%, 06/01/06                   955           955
                                                  --------
                                                    20,675
                                                  --------
UTAH -- 1.7%
   Brigham City, Special Assessment
     Bond, District Number 22
      9.000%, 08/01/04                   270           290
   Hilldale, Electric Bonds, GO, AMT
      7.500%, 12/15/03                   455           484
   Salt Lake City, Industrial
     Development, Hermes Association
     Project, RB, (LOC)
      5.900%, 09/01/97                   295           296
      5.900%, 09/01/99                   200           205
   State Finance Agency, Single Family
     Mortgage, Issue F-1, RB, AMBAC
      5.850%, 07/01/07                   985         1,012
   State Housing Finance Agency, Single
     Family Mortgage, Series B-2, RB,
     FHA, AMT
      7.600%, 01/01/22                   255           266
   State Municipal Finance Corporation,
     Local Government, RB
      7.300%, 12/01/03                   500           516
   State School District Finance
     Cooperative, Financing Pool,
     RB, (LOC) (B)
      8.375%, 02/15/01                   535           558
   Weber County, Municipal Building
     Authority, Series 1994, RB,
     Asset Guaranty
      6.750%, 12/15/04                 1,275         1,382
                                                  --------
                                                     5,009
                                                  --------
VIRGINIA -- 2.2%
   Alexandria, Redevelopment &
     Housing Authority, Multi-Family
     Housing, United Dominion-
     Parkwood Court, RB, AMT (B)
      6.625%, 05/01/24                 2,990         3,087
   King George County, Industrial
     Development Authority, King
     George County Elementary
     School Notes, Series A, RB
      4.875%, 08/01/98                   305           304

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Loudon County, Industrial
     Development Authority, RB, AMT
      6.000%, 01/01/04                $1,000      $  1,005
   Newport News, Industrial
     Development Authority,
     Mennonwood Communities,
     Series 1996, RB, GNMA
      7.250%, 08/01/16                 1,185         1,253
   State Housing Development
     Authority, Multi-Family Housing,
     Series D, RB
      6.800%, 11/01/09                   800           850
                                                  --------
                                                     6,499
                                                  --------
WASHINGTON -- 2.9%
   King County, Housing Authority,
     Multi-Family Mortgages, Section 8
     Assisted Housing, Series A, RB
      7.000%, 08/01/03                   750           797
   King County, Housing Authority,
     Elderly Housing, Section 8
     Assisted, RB
      7.000%, 08/01/03                   225           234
   Seattle, Low Income Housing
     Assistance Authority, Kin On
     Project, Series A, RB, GNMA
      7.400%, 11/20/36                 1,500         1,641
   State Health Care Facilities
     Authority, Sisters of Providence,
     Pre-refunded @ 102, RB (E)
      7.875%, 10/01/99                   980         1,066
   State Housing Finance Commission,
     Series A, RB, FNMA
      7.000%, 07/01/99                   170           173
   State Housing Finance Commission,
     Series B, RB, GNMA, FNMA
      6.900%, 07/01/16                 4,345         4,530
                                                  --------
                                                     8,441
                                                  --------
WEST VIRGINIA -- 1.4%
   Beckley, Nursing Facility, Beckley
     Health Corp, RB (LOC)
      5.550%, 09/01/08                   245           241
      5.700%, 09/01/09                   205           202
   Harrison County, Single Family
     Mortgage, Series B, AMBAC (A)
      0.000%, 10/20/10                 2,822         1,094
   Marshall County, Capital
     Appreciation, RB, MBIA (A)
      0.000%, 05/01/14                 3,000           840
   Mason County, First Mortgage,
     Point Pleasant Haven, RB (LOC)
      6.200%, 12/01/05                   850           877

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Mercer County, Single Family
     Housing Authority, RB, ETM
      7.250%, 08/01/10                $  115      $    126
   Raleigh, Fayette & Nicholas
     Counties, Single Family Mortgage,
     Series B, AMBAC (A)
      0.000%, 06/20/10                 2,167           802
                                                  --------
                                                     4,182
                                                  --------
WISCONSIN -- 1.9%
   Oshkosh, Hospital Facilities Authority,
     Mercy Medical Center,
     Pre-refunded @ 100, RB (E)
      7.375%, 07/01/07                    95           104
   State Health & Education Facilities
     Authority, Viterbo College Project,
     RB (LOC)
      5.250%, 02/01/04                   115           113
      5.400%, 02/01/05                   100            98
      5.750%, 02/01/12                   525           503
      6.000%, 02/01/17                   540           518
   State Health & Education Facilities
     Authority, Sisters of Sorrowful
     Mother, RB, MBIA
      5.100%, 08/15/07                 1,135         1,114
      5.200%, 08/15/08                 1,670         1,637
      5.300%, 08/15/09                 1,185         1,160
   Whitewater, Waterworks System, RB
      7.500%, 07/01/16                   250           278
                                                  --------
                                                     5,525
                                                  --------
WYOMING -- 0.4%
   City of Cheyenne, Federal Mineral
     Royalty, Second Lien, RB
      6.200%, 06/01/09                 1,000         1,026
                                                  --------
Total Municipal Bonds
   (Cost $278,843)                                 282,254
                                                  --------

TAX-EXEMPT ASSET-BACKED SECURITIES -- 1.5%
   Bridlewood Village Apartments,
     Class A Participation Certificate,
     FHA 221
      5.600%, 09/01/21                 1,881         1,882
   FHA Insured Trust, Series 1996-1,
     Class A-2, Private Placement
      6.750%, 02/01/13                   606           605
   FHA Insured Trust, Series 1996-1,
     Class A-2, Private Placement
      7.000%, 02/01/22                 1,713         1,709
                                                  --------
Total Tax-Exempt Asset-Backed Securities
   (Cost $4,202)                                     4,196
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                                        (000)
--------------------------------------------------------------------------------
Total Investments -- 98.8%
   (Cost $283,045)                                $286,450
                                                  --------
OTHER ASSETS AND LIABILITIES -- 1.2%
   Investment securities purchased                 (12,078)
   Investment securities sold                       11,964
   Interest receivable                               4,184
   Investment advisory fee payable                     (87)
   Administration fee payable                          (25)
   Other assets and liabilities                       (399)
                                                  --------
Total Other Assets and Liabilities, Net              3,559
                                                  --------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001 par
   value) based on 26,782,742 outstanding
   shares of beneficial interest                   287,066
Accumulated net realized loss
   on investments                                     (486)
Net unrealized appreciation on investments           3,405
Undistributed net investment income                     24
                                                  --------
Total Net Assets-- 100.0%                         $290,009
                                                  ========
 Net Asset Value, Offering and Redemption
   Price Per Share-- Institutional Shares         $  10.83
                                                  ========

(A)    ZERO COUPON BOND
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY TENDER SECURITY. THE MANDATORY TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(D) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 1997.
(E) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMT    INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
ETM    ESCROWED TO MATURITY
GO     GENERAL OBLIGATION
LOC    SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED
       BY A MAJOR COMMERCIAL BANK.
RB     REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
AXA             AXA REINSURANCE
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSISTANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GTD             GUARANTEED STUDENT LOANS

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
HUD            HOUSING & URBAN DEVELOPMENT
IRBA           IRBA GUARANTY
MBIA           MUNICIPAL BOND INVESTORS ASSURANCE
VA             VETERANS ADMINISTRATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME FUND

CORPORATE OBLIGATIONS -- 17.5%
   American United Life
     Insurance, 144A
      7.750%, 03/30/26               $ 9,050       $ 8,383
   Bank of New York, 144A (D)
      7.780%, 12/01/26                 4,360         4,126
   Bankamerica Institutional-B, 144A
      7.700%, 12/31/26                 8,800         8,305
   BFC Finance, GSA Lease
      7.375%, 12/01/17                 7,975         7,666
   Chrysler
      7.450%, 02/01/97                 1,325         1,259
   Constitution Capital, 144A
      9.150%, 04/15/27                   720           728
   Executive Risk Capital Trust, 144A
      8.675%, 02/01/27                 6,000         5,926
   General Motors Acceptance
      7.125%, 05/01/01                18,000        18,090
   Great Atlantic & Pacific Tea, 144A
      7.750%, 04/15/07                 7,850         7,860
   Hong Kong Shanghai
     Bank America, 144A
      7.808%, 12/15/26                 6,300         5,890
   Jackson National Life
     Insurance, 144A
      8.150%, 03/15/27                13,000        12,883
   Lehman Brothers
      8.750%, 03/15/05                 5,800         6,213
     11.625%, 05/15/05                 4,735         5,865
      7.500%, 08/01/26                 8,665         8,730
   Metropolitan Life Insurance, 144A
      7.700%, 11/01/15                 4,330         4,227
   Nationsbank Capital Trust II
      7.830%, 12/15/26                11,000        10,587
   Ohio National Life Insurance, 144A
      8.500%, 05/15/26                 4,000         4,052
   Paine Webber
      6.750%, 02/01/06                10,400         9,906
   Prudential Funding
      6.750%, 09/15/23                 2,000         1,688
   Union Central Life
     Insurance, 144A
      8.200%, 11/01/26                10,790        10,345

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

FIXED INCOME FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Vesta Insurance Group
      8.750%, 07/15/25               $ 7,960      $  8,368
                                                  --------
Total Corporate Obligations
   (Cost $152,436)                                 151,097
                                                  --------

ASSET-BACKED SECURITIY -- 0.7%
   Chemical Master Credit Card
     Trust 1, Series 1996-3A
      7.090%, 02/15/09                 6,135         6,162
                                                  --------
Total Asset-Backed Security
   (Cost $6,300)                                     6,162
                                                  --------

MORTGAGE-BACKED OBLIGATIONS -- 15.9%
   Access Financial Manufactured
     Housing Contract Trust,
     Series 1995-1, Class A3
      7.300%, 11/15/26                   300           303
   Access Financial Manufactured
     Housing Contract Trust,
     Series 1996-1, Class A4
      7.100%, 05/15/21                   660           644
   Associates Manufactured Housing,
     Series 1996-1, Class A5
      7.300%, 03/15/27                 1,300         1,315
   Associates Manufactured Housing,
     Series 1996-1, Class A4
      7.600%, 06/15/27                 4,200         4,277
   BankAmerica Manufactured
     Housing Contract,
     Series 1996-1, Class A4
      7.300%, 10/10/26                14,068        14,267
   Chase Mortgage Finance,
     Series 1994-B, Class A1
      6.750%, 02/25/25                   323           318
   Chase Mortgage Finance,
     Series 1994-G, Class A3
      6.750%, 04/25/25                 8,796         8,783
   Countrywide Mortgage
     Backed Securities,
     Series 1994-C, Class A8
      6.500%, 03/25/24                 1,265         1,077
   First Boston Mortgage Securities,
     REMIC, Series 1992-4, Class A4
      7.500%, 10/25/22                 2,400         2,412
   General Electric Capital Mortgage
     Services, Series 1993-14, Class A7
      6.500%, 11/25/23                 1,275         1,096
   General Electric Capital Mortgage
     Services, Series 1994-18, Class A2
      7.000%, 08/25/24                   564           564

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Green Tree Financial,
     Series 1996-2, Class A4
      7.200%, 04/15/27                $7,000        $6,892
   Green Tree Financial,
     Series 1996-2, Class B1
      7.550%, 04/15/27                 7,100         7,056
   Green Tree Financial,
     Series 1996-8, Class A6
      7.600%, 09/25/26                 3,900         3,863
   Green Tree Financial,
     Series 1994-6, Class A5
      8.250%, 01/15/20                 5,000         5,235
   Green Tree Financial,
     Series 1996-4, Class A6
      7.400%, 06/15/27                 3,150         3,128
   Green Tree Financial,
     Series 1996-5, Class A5
      7.450%, 07/15/27                   450           452
   J.P. Morgan Commercial Mortgage
     Finance, Series 1996-C2, Class A
      6.470%, 11/25/27                   255           248
   Merrill Lynch Mortgage Investors,
     Series 1991-1, Class A
      7.650%, 01/15/12                 1,674         1,689
   Merrill Lynch Mortgage Investors,
     Series 1995-C1, Class A, 144A,
     ERISA Adjustable Rate (D)
      7.037%, 05/25/15                 8,137         8,122
   Merrill Lynch Mortgage Investors,
     Series 1996 C1, Class A1
      7.150%, 04/25/28                 9,901         9,951
   Merrill Lynch World Financial
     Center Tower D, 144A
      6.950%, 09/01/13                 5,000         4,839
   Midland Realty Acceptance,
     Series 1996-C1, Class A1
      7.315%, 04/25/03                 6,400         6,393
   Norwest Asset Securitization,
     Series 1996-2, Class A6
      7.000%, 09/15/11                 9,000         8,990
   Oakwood Mortgage Investors,
     Series 1996-B, Class A3
      7.100%, 10/15/26                 3,350         3,337
   Oakwood Mortgage Investors,
     Series 1996-B, Class A4
      7.350%, 10/15/26                 5,400         5,383
   Prudential Home Mortgage,
     Series 1993-1, Class A1
      7.500%, 02/25/23                 4,895         4,902
   Prudential Home Mortgage,
     Series 1993-61, Class A1
      6.500%, 12/25/08                 1,738         1,738

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Prudential Home Mortgage,
     Series 1994-12, Class A7
      6.050%, 04/25/24               $ 3,999      $  3,255
   Prudential Home Mortgage,
     Series 1994-17, Class A5
      6.250%, 04/25/24                 5,700         4,908
   Structured Asset Securities,
     Series 1996-CFL, Class A1C
      5.944%, 02/25/28                 1,100         1,065
   Vanderbilt Mortgage Finance,
     Series 1994-A, Class A1
      7.000%, 07/10/19                 1,080         1,081
   Vendee Mortgage Trust,
     Series 1995-3, Class 1B
      7.250%, 10/15/10                10,000        10,002
                                                  --------
Total Mortgage-Backed Obligations
   (Cost $137,305)                                 137,585
                                                  --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.7%
   Drexel Burnham Lambert Trust,
     Series T, Class 3
      8.450%, 01/20/19                 2,301         2,342
   Federal Home Loan Bank (D)
      6.177%, 02/15/02                31,865        31,540
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Pool # 1462, Class PT
      7.500%, 01/15/03                 5,000         5,044
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Pool # 1650, Class D
      5.400%, 04/15/24                 2,000         1,973
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1275, Class VB
      7.000%, 05/15/99                   752           755
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1324, Class VD
      7.000%, 06/15/05                   825           818
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1513, Class AA
      6.500%, 11/15/00                 4,001         3,994
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1528, Class A
      6.500%, 12/15/00                 6,304         6,293
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1577, Class PG
      5.500%, 03/15/21                 1,900         1,807

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1640, Class V
      6.500%, 12/15/98               $   507       $   507
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1667, Class PC
      5.500%, 06/15/04                 3,000         2,974
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1803, Class A
      6.000%, 12/15/08                 5,500         5,049
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 33, Class C
      8.000%, 09/15/18                 1,163         1,162
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 70, Class C
      9.000%, 09/15/20                   713           746
   Federal Home Loan Mortgage
     Corporation, Series 1604, Class G
      5.750%, 01/15/08                   500           478
   Federal Home Loan Mortgage
     Corporation, Series 1661, Class PG
      6.000%, 03/15/08                   250           241
   Federal Home Loan Mortgage
     Corporation, Series 304016
      8.000%, 02/01/08                 5,586         5,672
   Federal Home Loan Mortgage
     Corporation, Series 1411, Class G
      6.500%, 07/15/18                 4,500         4,447
   Federal Home Loan Mortgage
     Corporation, Series 1562, Class J
      7.000%, 05/15/10                 9,650         9,434
   Federal Home Loan Mortgage
     Corporation, Series 1622, Class G
      6.250%, 11/15/22                10,017         8,806
   Federal Home Loan Mortgage
     Corporation, Series 1633, Class PE
      5.750%, 10/15/17                 1,500         1,467
   Federal Home Loan Mortgage
     Corporation, CMO,
     Series 1996, Class KB
      6.500%, 05/15/08                 2,100         1,988
   Federal National Mortgage
     Association, Series 1994-34,
     Class PD
      5.500%, 10/25/04                 1,000           989
   Federal National Mortgage
     Association, Series G-92,
     Class 39Q
      7.000%, 03/25/01                 3,000         3,000

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

FIXED INCOME FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Federal National Mortgage
     Association, CMO,
     Series 1997-32A, Class PB
      6.400%, 01/01/00               $13,759       $13,591
   Federal National Mortgage
     Association, CMO,
     Series 1997-13, Class CB
      7.000%, 09/18/03                 5,273         5,294
   Federal National Mortgage
     Association, CMO,
     Series G93-31, Class G
      7.000%, 01/25/03                 3,940         3,948
   Federal National Mortgage
     Association, REMIC,
     Series 1997-M2, Class B
      7.350%, 02/17/08                20,800        21,018
   Federal National Mortgage
     Association, REMIC,
     Series 1989-74, Class J
      9.800%, 10/25/19                 2,391         2,565
   Federal National Mortgage
     Association, REMIC,
     Series 1989-79D
      9.000%, 11/25/19                 1,350         1,431
   Federal National Mortgage
     Association, REMIC,
     Series 1991-137, Class E
      8.050%, 01/25/20                 1,556         1,564
   Federal National Mortgage
     Association, REMIC,
     Series 1992-100, Class M
      8.500%, 06/25/05                 8,000         8,387
   Federal National Mortgage
     Association, REMIC,
     Series 1992-43, Class E
      7.500%, 04/25/22                 3,420         3,345
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class C
      5.750%, 12/25/03                   750           745
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class EA
      6.150%, 10/25/07                 4,000         3,904
   Federal National Mortgage
     Association, REMIC,
     Series 1993-192, Class E
      5.950%, 11/25/07                 1,000           968
   Federal National Mortgage
     Association, REMIC,
     Series 1994-33, Class C
      5.000%, 10/25/03                 1,616         1,606

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Federal National Mortgage
     Association, REMIC,
     Series 1995-2, Class H
      8.500%, 06/25/10               $18,200       $19,010
   Federal National Mortgage
     Association, REMIC,
     Series 94-92, Class DE
      7.500%, 07/25/07                 6,267         6,329
   Federal National Mortgage
     Association, REMIC,
     Series G92-22, Class Z
      7.500%, 06/25/18                   765           763
   Federal National Mortgage
     Association, REMIC,
     Series G92-42, Class C
      7.000%, 09/25/19                   887           886
   Federal National Mortgage
     Association, REMIC,
     Series X-19C, Class G
      7.500%, 08/25/21                   720           707
   Federal National Mortgage
     Association, Series
     1994-28, Class O
      6.500%, 06/25/24                 3,600         3,184
   Federal National Mortgage
     Association, Series
     1996-12, Class C
      6.500%, 03/25/23                 6,575         6,104
   Federal National Mortgage
     Association, Series
     1996-23, Class D
      6.500%, 10/25/23                 2,650         2,460
   Federal National Mortgage
     Association, Series
     X-225B, Class VB
      5.050%, 10/25/04                   110           110
   Federal National Mortgage
     Association (D)
      6.922%, 03/13/02                10,785        10,693
   Government National Mortgage
     Association, Pool # 413221
      8.250%, 05/15/10                 1,878         1,955
   Republic of Marshall
     Islands, Private Placement
      7.600%, 10/15/01                 8,456         8,541
                                                  --------
Total U.S. Government Agency Obligations
   (Cost $231,080)                                 230,634
                                                  --------

TAXABLE MUNICIPAL BONDS -- 15.9%
   Allegheny County, Pennsylvania
     Residential RB, FHA 223F (A)
      0.000%, 08/01/28                10,000           888

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Allegheny County, Pennsylvania
     Sanitation Authority, Series A,
     RB, MBIA
      6.600%, 06/01/97               $   975       $   975
   Atlanta, Georgia Urban
     Redevelopment Finance Authority,
     Series 1994, FNMA (A)
      0.000%, 10/01/16                21,000         4,489
   Beaumont Properties, Michigan
     Series B, Pre-refunded @ 101, RB
     10.500%, 01/01/99                 3,000         3,214
   Belmont, California Redevelopment
     Agency, Tax Allocation Bond, MBIA
      7.550%, 08/01/11                   895           868
   California Desert Hospital
     Corporation, Series A, RB
      8.700%, 07/01/08                   200           209
   California HFA, AMBAC, RB
      8.240%, 02/01/14                 1,505         1,531
   California State Housing Finance
     Authority, Single Family Housing,
     Series 1995, RB, AMBAC
      7.900%, 08/01/07                 8,460         8,629
   Cameron County, Texas Housing
     Finance Corporation,
     Series A, RB, FGIC
     10.450%, 09/01/11                   945         1,054
   Cameron County, Texas Housing
     Finance Corporation, Series 1990A,
     Class 1-B, RB, FGIC
     10.210%, 09/01/10                 1,788         1,861
   Chattahoochee Valley, Alabama
     Water Supply, RB, Asset Guaranty
      8.600%, 10/01/07                   200           219
   City of Huntingdon, West Virginia
     Single Family Mortgage, RB
      9.050%, 01/15/12                 1,178         1,262
   Connecticut State Health and
     Education, Nursing Home Program,
     AHF/Hartford Project, RB
      8.450%, 11/01/99                   675           695
   Connecticut State Health and
     Education, Sheridan Woods
     Center Project, RB
      7.950%, 11/01/05                 1,755         1,803
   County of Monroe, New York
     Nationwide Precision Products,
     Series 1994B, RB (LOC)
      6.150%, 12/01/04                 1,895         1,895
   Dauphin County, Pennsylvania General
     Authority, Tressler Project, Series B,
     Optional Put 09/01/97 @ 100, RB
      7.000%, 09/01/10                 1,320         1,318

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Delaware State Housing Authority,
     Series B, RB, AMBAC
      6.750%, 07/01/14               $   955       $   922
   Desert Hospital Corporation,
     Series A, RB
      8.400%, 07/01/03                 2,655         2,768
   Dove Valley, Arapahoe County,
     Colorado, GO (LOC)
      6.000%, 11/01/20                   700           700
   Erie County, New York Industrial
     Development Agency, Journeys
     End Project, Series A, RB (LOC)
      9.750%, 01/01/15                 1,800         1,859
   Harrisburg Resource Recovery
     Authority, Series 1993 B, RB
      6.875%, 09/01/03                   515           489
   Harrisburg Resource Recovery
     Authority, Series 1993 B, RB, MGG
      7.750%, 09/01/13                 3,145         3,074
   Harrisburg, Pennsylvania
     Resource Recovery Authority,
     Series 1993 B, RB
      6.000%, 09/01/98                   215           212
   Harristown Development Special
     Obligations, Private Placement,
     RB, ETM
      6.150%, 02/01/16                 1,500         1,298
   Hofstra University, RB, MBIA
      7.700%, 07/01/15                 3,895         3,895
   Kanawha and Putnam Counties,
     West Virginia, Charleston and
     Huntington, AMBAC (A)
      0.000%, 12/01/16                 6,340         1,659
   La Follete Properties,
     Multi-family Housing,
     Georgia Limited Partnership,
     La Follete Garden Apartment,
     Physical Bond
      9.600%, 12/01/08                   945           914
   Lake Mills, Iowa, Lake Mills
     Investors Ltd, First Mortgage Bonds,
     Mercy Health Center, Series 1995,
     RB, Private Placement
      7.450%, 11/01/99                   250           248
      7.600%, 11/01/00                   280           277
      7.600%, 11/01/01                   360           355
      7.750%, 11/01/02                   385           378
      7.850%, 11/01/03                   410           399
      7.850%, 11/01/04                   410           396
      7.900%, 11/01/05                   450           431
      8.000%, 11/01/06                   590           565
      8.000%, 11/01/07                   610           579

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

FIXED INCOME FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Los Angeles County, California,
     Fairplex, RB (LOC)
     10.500%, 06/01/15                $  400        $  407
   Manatee County, Florida,
     Single Family Housing,
     GNMA/FNMA
      7.300%, 11/01/12                 1,325         1,335
   Massachusetts State Housing
     Finance Agency, Series C, RB, FHA
     10.900%, 08/01/20                 2,605         2,682
   Mayor and City Council of
     Baltimore, Maryland Public
     Improvement, 1995A
     Series B, GO, FGIC
      8.100%, 10/15/10                 1,775         1,933
   Mayor and City Council
     of Baltimore, Public Improvement,
     1995A Series B, GO, FGIC
      8.700%, 10/15/15                 1,875         2,086
   Mississippi Home, Series
     1993 B, Residual, RB (A)
      0.000%, 12/01/08                   135            55
   Mississippi Home Residential,
     Series 1993 B, RB (A)
      0.000%, 12/01/12                 9,000         2,790
   Montgomery County, New York
     Industrial Development Authority,
     Central National Bank
     Project, RB (LOC)
      5.850%, 05/01/25                 3,750         3,750
   New Jersey State Economic
     Development Authority,
     State Contract, RB
      7.100%, 09/15/02                 2,500         2,463
   New Orleans, Louisiana,
     Single Family Mortgage Authority,
     RB, Series A, MBIA (A)
      0.000%, 10/01/15                 6,975         1,465
   New York City Industrial
     Development Authority,
     Civic Facility, Series B, RB, MBIA
      8.100%, 09/01/06                 1,860         2,000
   New York City Mortgage Loan
     Trust, 1996-A2, 144A
      6.750%, 06/25/11                 4,570         4,339
   New York City Mortgage Loan
     Trust, 1996-A3, 144A
      6.750%, 09/25/19                 9,250         8,524
   New York City, Pre-Refunded
     @ 103, GO (A) (E)
      0.000%, 08/01/01                    50            38
   New York City, Pre-Refunded
     @ 102, GO (E)
     10.500%, 11/15/01                   615           709

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   New York City, Pre-Refunded
     @ 102, GO (A) (E)
      0.000%, 11/15/01                $  260        $  193
   New York State Housing Finance
     Authority, Series 1996-C, RB, FHA
      8.110%, 11/15/38                 2,965         2,846
   New York, New York, Series D,
     Pre-Refunded @ 103, GO (E)
     10.000%, 08/01/01                   355           402
   Ohio, Capital For Housing,
     Georgetown Village Project,
     Series 1996-C, RB, FHA,
      7.625%, 07/01/22                 1,250         1,222
   Oklahoma City, Oklahoma Airport
     Trust, Federal Aviation Authority,
     Senior Lien, Series 16, RB
      9.875%, 07/01/12                 1,005         1,060
   Oklahoma City, Oklahoma Airport
     Trust, Federal Bureau Prisons
     Project, RB
      9.800%, 11/01/14                 2,650         2,938
   Oklahoma County, Oklahoma
     Home Finance Authority, RB (A)
      0.000%, 07/01/12                 3,450           906
   Palm Springs, California Desert
     Hospital, RB
      9.000%, 07/01/13                 5,945         6,213
   Panhandle, Texas, Regional Housing
     Finance, Series 1996 (A)
      0.000%, 10/01/11                 1,460           484
   Pima & Maricopa Counties,
     Arizona Industrial Development
     Authority, Multi-Family Housing,
     Series 1993B, RB, FNMA
      6.500%, 01/01/06                   680           665
   Plymouth County Massachusetts
     Correctional Facility, Certificate
     of Participation
     10.400%, 04/01/22                 5,100         5,655
   Port Authority, Ninetieth Series, RB
      5.950%, 10/01/02                   700           667
   Rhode Island Port Authority
     Economic Development
     Corporation, Central Falls
     Detention Center, Series A, RB
      8.200%, 01/15/08                 1,175         1,225
   San Francisco, California
     Redevelopment Agency,
     Series 1995B, RB, MBIA/FHA
      7.500%, 07/01/24                 3,860         3,817
   Sand Creek, Idaho Limited
     Partnership, Multi-Family
     Housing, RB
      8.250%, 12/01/18                 3,600         3,330

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Southwestern Illinois, Development
     Authority, Sports Facility
     Project, RB, 144A
      9.200%, 02/01/13               $ 4,000       $ 4,095
   State Health and Education,
     Sheridan Woods Center Project, RB
      8.730%, 11/01/17                 1,150         1,229
   Tarrant County, Texas Housing
     Finance Authority, Single Family
     Mortgage, Series 1993, RB, MBIA
      6.650%, 07/15/16                   550           547
   Texas State Department of Housing
     & Community Affairs, Single Family
     Mortgage, Series 1994B, RB
      9.500%, 03/01/16                11,960        12,304
   Texas State Department of Housing
     & Community Affairs, NHP
     Foundation, Asmara Project,
     Series B, RB,
      6.400%, 11/01/99                   100           100
   Utah State Housing Authority,
     Series D-1, RB
      9.850%, 07/01/10                   230           243
   York Pennsylvania, Series A,
     GO, FGIC
      6.250%, 02/01/05                 1,000           946
                                                  --------
Total Taxable Municipal Bonds
   (Cost $136,861)                                 137,991
                                                  --------
U.S. TREASURY OBLIGATIONS -- 19.3%
   U.S. Treasury Notes
      6.125%, 08/31/98                31,400        31,402
      6.250%, 04/30/01                64,360        63,756
      7.250%, 08/15/04                68,835        71,056
   U.S. Treasury Bond
      6.750%, 08/15/26                   600           580
                                                  --------
Total U.S. Treasury Obligations
   (Cost $167,730)                                 166,794
                                                  --------
REPURCHASE AGREEMENT -- 3.0%
   J.P. Morgan Securities
     5.43%, dated 04/30/97, matures
     05/01/97, repurchase price
     $25,754,389 (collateralized by
     U.S. Treasury Note, par value
     $25,507,000, 6.375%, due 05/15/99,
     market value $26,266,431)        25,751        25,751
                                                  --------
Total Repurchase Agreement
   (Cost $25,751)                                   25,751
                                                  --------
CASH EQUIVALENT -- 0.0%
   SEI Daily Income Trust
     Government II Fund                  15             15
                                                  --------

--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                                        (000)
--------------------------------------------------------------------------------
Total Cash Equivalent
   (Cost $15)                                     $     15
                                                  --------
Total Investments -- 99.0%
   (Cost $857,478)                                 856,029
                                                  --------
OTHER ASSETS AND LIABILITIES -- 1.0%
   Investment securities purchased                 (18,971)
   Investment securities sold                       18,651
   Interest receivable                               9,456
   Investment advisory fee payable                    (279)
   Administration fee payable                          (74)
   Other assets and liabilities                       (357)
                                                  --------
Total Other Assets and Liabilities, Net              8,426
                                                  --------
NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization --
   $.001 par value) based on 83,150,744
   outstanding shares of beneficial interest       861,343
Undistributed net investment income                    471
Accumulated net realized gain
   on investments                                    4,090
 Net unrealized depreciation on investments         (1,449)
                                                  --------
Total Net Assets-- 100.0%                         $864,455
                                                  ========
 Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $  10.40
                                                  ========

(A)    ZERO COUPON BOND
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY TENDER SECURITY. THE MANDATORY TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(D) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 1997.
(E) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
CMO    COLLATERALIZED MORTGAGE OBLIGATION.
ETM    ESCROWED TO MATURITY.
GO     GENERAL OBLIGATION
LOC    SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED
       BY A MAJOR COMMERCIAL BANK.
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

AMBAC              AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY     ASSET GUARANTY
FGIC               FINANCIAL GUARANTY INSURANCE COMPANY
FHA                FEDERAL HOUSING ADMINISTRATION
FNMA               FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA               MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

SHORT-TERM
MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 96.6%
ARIZONA -- 0.5%
   Maricopa County, Hospital
   Revenue Authority, RB, ETM
      7.125%, 10/01/02                 $  65      $     69
                                                  --------
ARKANSAS -- 3.3%
   City of Rogers, Sales and Use Tax,
     Series 1996, RB
      5.000%, 11/01/15                   450           447
                                                  --------
CALIFORNIA -- 0.9%
   Los Angeles, Housing
     Redevelopment Agency,
     Monterey Hills Redevelopment
     Project B, RB
      5.500%, 12/01/05                   120           121
                                                  --------
COLORADO -- 4.9%
   El Paso County, Capital Appreciation,
     Series C, RB, AMT (A)
      0.000%, 07/10/14                 1,000           275
   Housing Finance Authority,
     Single Family Program,
     Series E, RB, AMT
      6.250%, 12/01/09                    80            80
   Logan County, Single Family
     Mortgage, Series A, RB
      8.500%, 11/01/11                   290           298
                                                  --------
                                                       653
                                                  --------
CONNECTICUT -- 0.4%
   State Resource
     Recovery, Series A, RB
      7.625%, 01/01/09                    55            57
                                                  --------
DELAWARE -- 4.9%
   Dover, Water & Sewer, Series A,
     RB, MBIA
      6.900%, 07/01/97                    25            25
   Dover, Water & Sewer, Series B,
     RB, MBIA
      7.200%, 07/01/01                    20            20
   State Economic Development
     Authority, Wilmington
     Friends School, RB
      6.300%, 07/01/97                    45            45
      6.300%, 07/01/98                    45            45
      6.300%, 07/01/99                    50            51
   Sussex County, Economic
     Development, Gateway Partnership
     VI Project A, RB (LOC)
      7.850%, 12/01/16                   490           490
                                                  --------
                                                       676
                                                  --------

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 1.0%
   Housing Finance Agency Single
     Family Housing, Series E-2, RB,
     GNMA, AMT
      7.100%, 12/01/98                  $130      $    133
                                                  --------
FLORIDA -- 4.0%
   Dade County, Florida, GO
      6.600%, 06/01/00                   250           254
   Dade County, Florida, Pre-refunded
     @ 103, RB, AMBAC (E)
      9.750%, 02/01/00                   265           297
                                                  --------
                                                       551
                                                  --------
IDAHO -- 2.0%
   Idaho State Housing Agency,
     Series C1, RB
      7.650%, 07/01/10                   265           278
                                                  --------
ILLINOIS -- 1.4%
   Addison, Alton, Pekin, Granite City,
     Series 1989-B, FSA
      7.580%, 11/01/09                   110           111
   Macomb, Elderly Housing RB, HUD
      7.250%, 09/01/98                    35            36
   State Health Facility Authority,
     Pre-refunded @ 100, RB (E)
      6.600%, 08/01/01                    40            42
                                                  --------
                                                       189
                                                  --------
INDIANA -- 2.4%
   Reid Memorial Hospital, RB, ETM
      6.250%, 05/01/00                   130           134
   State Health Facility Authority,
     Pre-refunded @ 102, RB (E)
      9.250%, 10/01/97                    50            52
   State Toll Road, Pre-refunded
     @ 100, RB (E)
      10.000%, 01/01/98                  135           140
                                                  --------
                                                       326
                                                  --------
IOWA -- 0.1%
   Clinton, Industrial Development, RB
      5.500%, 08/01/98                    15            15
                                                  --------
KANSAS -- 0.7%
   Saline County, Single Family Mortgage,
     Series A, RB
      9.500%, 10/01/11                    85            90
                                                  --------
KENTUCKY -- 0.2%
   McCracken County Hospital, RB, ETM
      8.250%, 03/01/99                    25            26
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
MASSACHUSETTS -- 1.3%
   State Housing Finance Agency,
     Single Family, Series 8, RB
      7.000%, 06/01/99                  $180      $    185
                                                  --------
MICHIGAN -- 1.2%
   Kalamazoo, Hospital Finance
     Authority, RB, ETM
      7.000%, 07/01/01                    85            89
   State Building Authority, Series 2,
     ETM, RB, MBIA
      7.400%, 04/01/01                    75            79
                                                  --------
                                                       168
                                                  --------
MINNESOTA -- 0.3%
   St. Paul Port Authority Energy Park,
     Pre-refunded @ 102, RB (E)
      8.000%, 12/01/98                    40            43
                                                  --------
MISSOURI -- 0.5%
   St. Louis County, Single Family,
     RB, AMBAC
      9.250%, 10/01/16                    60            63
                                                  --------
NEVADA -- 0.8%
   Reno, Saint Mary's Hospital,
     Series C, Pre-refunded
     @ 102, RB, BIGI (E)
      7.750%, 01/01/00                    25            27
   State Housing Division Multi Unit
     Housing, AMT, RB, FNMA
      6.450%, 10/01/04                    35            36
   State Housing Division Multi-Unit
     Housing, AMT, RB, FNMA
      5.700%, 10/01/97                    50            50
                                                  --------
                                                       113
                                                  --------
NEW HAMPSHIRE -- 2.2%
   State Housing Finance Authority,
     Single Family, Exchangeable Yearly,
     RB, AMT (LOC)
      6.125%, 01/01/18                   295           295
                                                  --------
NEW JERSEY -- 2.8%
   Mercer County, State Justice
     Complex, RB, ETM
      6.000%, 01/01/99                    95            97
   State Turnpike Authority, RB, ETM
     10.375%, 01/01/03                   250           294
                                                  --------
                                                       391
                                                  --------
NEW MEXICO -- 4.5%
   Albuquerque, Class B-1, FSA
      7.650%, 08/15/07                   171           179
   Albuquerque, Class B-2, FGIC (A)
      0.000%, 05/15/11                   934           333
   Sandoval County, Gross Receipts
     Tax Revenue, RB, Intel
      6.000%, 11/01/98                   105           108
                                                  --------
                                                       620
                                                  --------

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
NEW YORK -- 0.9%
   New York City, Pre-refunded
     @ 101.50, GO (E)
      7.125%, 12/01/97                  $ 25      $     26
   State Housing Finance
     Agency, RB, ETM
      7.375%, 11/01/98                    75            77
   State Medical Care Facility, Finance
     Agency, Hospital & Nursing
     Home, RB, FHA
      6.700%, 08/15/01                    15            15
                                                  --------
                                                       118
                                                  --------
NORTH CAROLINA -- 0.7%
   Rockingham County, GO
      7.200%, 02/01/99                   100           101
                                                  --------
OHIO -- 8.7%
   Barberton, Hospital
     Improvement RB, ETM
      6.500%, 07/15/00                    85            88
   Clermont County, Hospital
     Facilities, RB, ETM
      7.375%, 06/01/99                    35            36
   Housing Finance Agency,
     Single Family, Adjustable
     Rate, RB, BIGI (D)
      5.750%, 04/01/16                   305           306
   Housing Finance Authority, Single
     Family Mortgage, Series A,
     RB, GNMA, AMT
      8.400%, 02/01/20                   675           702
   Miami County, Upper Valley
     Medical Center, Pre-refunded
     5/1/97 @ 102, RB, BIGI (E)
      8.250%, 05/01/97                    20            20
   Montgomery County, Miami Valley
     Hospital Society, RB, ETM
     10.125%, 01/01/00                    35            37
                                                  --------
                                                     1,189
                                                  --------
OKLAHOMA -- 2.2%
   State Housing Finance Agency,
     Single Family, Class A, RB,
     AMT, GNMA
      7.997%, 08/01/18                    35            36
   State Industrial Authority, Baptist
     Medical Center, RB, ETM
      7.000%, 07/01/03                    60            63
   Tulsa, Airport Improvement,
     ETM, FGIC
      6.200%, 06/01/00                   200           205
                                                  --------
                                                       304
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

SHORT-TERM
MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
OREGON -- 0.7%
   State GO, AMT
      7.100%, 01/01/02                  $100      $    101
                                                  --------
PENNSYLVANIA -- 19.6%
   Allegheny County, Hospital
     Development Authority,
     St. Margaret Memorial Hospital,
     Project A, RB
      9.800%, 07/01/10                   395           399
   Beaver County, Hospital Authority,
     St. Francis Hospital, RB, ETM
      7.750%, 07/15/01                   130           138
   Beaver County, Housing Authority,
     RB, MBIA
      7.875%, 07/01/99                   345           345
   Chartiers Valley Industrial
     Development Authority,
     Mandatory Put @ 100, RB (LOC) (B)
      5.625%, 12/01/97                    30            30
   Chester County, Health & Education
     Authority, Series 1996 B, RB (LOC)
      4.900%, 08/01/25                   300           302
   Chester County, Hospital Authority,
     RB, ETM
      7.500%, 07/01/09                    10            11
   Dauphin County, Hospital Authority,
     RB, MBIA
      5.000%, 07/01/97                    40            40
   Delaware County, Industrial
     Development Authority, Resource
     Recovery, Series A, RB (LOC)
      7.900%, 12/01/05                    10            10
   Delaware County, White Horse
     Village Project, RB, ETM
      9.000%, 07/01/99                   145           153
   East Pennsboro, GO, ETM
      6.000%, 03/01/02                    50            51
   Erie County, Hospital Authority
     Health Center Facility, Manchester
     Presbyterian Project, RB (LOC)
      7.500%, 09/15/06                    50            51
   Harrisburg, GO, ETM, MBIA
      9.750%, 04/15/99                    15            16
   Montgomery County Higher
     Education, RB, ETM
      8.000%, 07/01/98                    20            21
   Philadelphia Industrial
     Development Authority,
     Huff Paper Project, AMT
      6.100%, 12/15/97                    40            40

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Philadelphia, St. Agnes Hospital,
     RB, ETM
      6.750%, 08/15/01                  $175      $    180
   Sayre Boro Hospital Authority,
     RB, ETM, AMBAC
      6.900%, 11/01/02                    25            26
   State Highway, GO
      5.000%, 07/01/98                    45            45
   State Housing Finance Agency,
     Single Family Mortgage,
     Ser 1992-33, RB
      5.700%, 04/01/98                   135           136
   Pennsylvania State, GO
      6.650%, 05/15/98                   115           115
      5.000%, 07/01/98                     5             5
   Uniontown Area School
     Authority, RB, ETM
      6.300%, 10/01/02                    40            41
   Valley View, Pennsylvania School
     Building Authority, RB, ETM
      6.050%, 02/01/02                    15            15
   Wayne Pike, Joint School Authority,
     RB, ETM, MBIA
      6.000%, 12/01/07                   520           530
                                                  --------
                                                     2,700
                                                  --------
SOUTH CAROLINA -- 0.6%
   Charleston Waterworks & Sewer,
     RB, ETM
     10.125%, 01/01/02                    70            79
                                                  --------
TENNESSEE -- 5.4%
   Bristol Industrial Development, RB
      4.200%, 03/01/98                    70            70
   Mount Pleasant Industrial
     Development Board, RB, ETM
      7.375%, 03/01/00                    95            99
   Shelby County Health Educational
     and Housing Facility, RB, Asset Gty
      6.000%, 10/01/02                   550           565
                                                  --------
                                                       734
                                                  --------
TEXAS -- 11.7%
   Bell County, Health Facility
     Development Corporation, Sunlife
     RB, Mandatory Put @ 100 (B)
      4.750%, 10/01/98                   100           100
   Harris County, Fresh Water Supply,
     RB, MBIA
      6.900%, 03/01/99                   100           101
   Houston, Texas, Housing Finance
     Corporation, 1996-A1, RB
      8.000%, 06/01/14                   600           646

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   North Central, Health Facility
     Development Corporation,
     Young Memorial Project, RB
      5.000%, 02/15/98                $  360      $    360
   South Plains, Regional Housing
     Authority, Section 8 Assistance
     Project, Series A, HUD
     Section 8, RB
      6.000%, 08/01/00                   145           146
   Southeast Texas, Housing
     Finance Residual Revenue,
     Series B, RB (A)
      0.000%, 12/01/16                 1,100           254
                                                  --------
                                                     1,607
                                                  --------
WASHINGTON -- 0.2%
   Clark County, Public Utility
     District 001, RB, ETM
     10.250%, 01/01/99                    25            26
                                                  --------
WEST VIRGINIA -- 0.3%
   State Board of Regents, RB,
     MBIA, ETM
      6.000%, 04/01/04                    45            46
                                                  --------
WISCONSIN -- 3.8%
   State Health Facilities
     Authority, RB, MBIA
      9.125%, 07/01/05                   325           328
   State Housing & Economic
     Development Authority,
     Series B, RB, AMT
      6.625%, 09/01/20                   200           200
                                                  --------
                                                       528
                                                  --------
WYOMING -- 1.5%
   Unita County School District #1,
     GO, Asset Gty
      3.900%, 06/01/97                   205           205
                                                  --------
Total Municipal Bonds
   (Cost $13,216)                                   13,247
                                                  --------

CASH EQUIVALENTS -- 0.1%
   SEI Institutional Tax Free Portfolio   11            11
                                                  --------
Total Cash Equivalents
   (Cost $11)                                           11
                                                  --------
Total Investments -- 96.7%
   (Cost $13,227)                                   13,258
                                                  --------

--------------------------------------------------------------------------------
                                                  MARKET VALUE
DESCRIPTION                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 3.3%
   Interest receivable                             $   266
   Administration fee payable                           (5)
   Receivable due from advisor                           2
   Other assets and liabilities                        191
                                                   -------
Other Assets and Liabilities, Net                      454
                                                   -------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization --
   $.001 par value) based on 1,353,599
   outstanding shares of beneficial interest        13,675
Accumulated net realized gain on investments             6
Net unrealized appreciation on investments              31
                                                   -------
Total Net Assets-- 100.0%                          $13,712
                                                   =======
 Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares           $ 10.13
                                                   =======
(A)    ZERO COUPON BOND
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY TENDER SECURITY. THE MANDATORY TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(D) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 1997.
(E) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMT    INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
ETM    ESCROWED TO MATURITY.
GO     GENERAL OBLIGATION
LOC    SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY
       A MAJOR COMMERCIAL BANK.
RB     REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NETASSETS.

AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
AXA             AXA REINSURANCE
BIGI            BOND INVESTORS GUARANTY INSURANCE COMPANY
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD             HOUSING & URBAN DEVELOPMENT
INTEL           INTEL GUARANTY
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

SHORT-TERM
FIXED INCOME FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)        (000)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 0.5%
   Ford Credit Auto Lease Trust,
     Series 1995-1, Class A2
      6.350%, 10/15/98                 $  56      $     57
   Premier Auto Trust,
     Tranche 1993-5, Class A2
      4.220%, 03/02/99                    21            21
                                                  --------
Total Asset-Backed Securities
   (Cost $79)                                           78
                                                  --------

MORTGAGE-BACKED OBLIGATIONS -- 1.1%
   General Electric Capital Mortgage
     Services, Series 1994-18, Class A2
      7.000%, 08/25/24                    75            75
   Green Tree Financial Corporation,
     Series 1994-1, Class A1
      5.600%, 04/15/19                     5             5
   Merrill Lynch Mortgage Investors,
     Series 1993A, Class A2
      6.100%, 02/15/20                    32            32
   Security Pacific Home Equity Loan,
     Series1991-2, Class A
      8.100%, 06/15/20                     2             3
   Vanderbilt Mortgage Finance,
     Series 1994-A, Class A1
      7.000%, 07/10/19                    45            45
                                                  --------
Total Mortgage-Backed Obligations
   (Cost $160)                                         160
                                                  --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.6%
   Federal Home Loan Bank,
     Variable Inflation Linked (B)
      6.177%, 02/15/02                   305           302
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1094, Class J
      7.000%, 11/15/19                   368           369
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1133, Class G
      7.000%, 02/15/20                   100           100
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1215, Class E
      6.750%, 02/15/04                    26            27
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1296, Class G (B)
      5.209%, 07/15/99                   712           701

--------------------------------------------------------------------------------
                                     FACE AMOUNT  MARKET VALUE
DESCRIPTION                             (000)        (000)
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1306, Class G
      7.800%, 05/15/12                 $  28       $    29
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1452, Class G
      6.500%, 08/15/07                    15            15
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1464, Class BC
      6.100%, 04/15/14                   224           224
   Federal National Mortgage
     Association, REMIC,
     Series 1988-17, Class B
      9.400%, 10/25/17                   494           505
   Federal National Mortgage
     Association, REMIC,
     Series 1989-85, Class D
      7.600%, 05/25/18                    16            16
   Federal National Mortgage
     Association, REMIC,
     Series 1991-137, Class E
      8.050%, 01/25/20                    19            20
   Federal National Mortgage
     Association, REMIC,
     Series 1991-165, Class H
      7.500%, 04/25/20                    19            20
   Federal National Mortgage
     Association, REMIC,
     Series 1992-131, Class EA
      6.500%, 03/25/17                    24            25
   Federal National Mortgage
     Association, REMIC,
     Series 1992-35, Class BA
      4.000%, 01/25/18                   127           126
   Federal National Mortgage
     Association, REMIC,
     Series 1992-37, Class PC
      6.000%, 03/25/15                    29            29
   Federal National Mortgage
     Association, REMIC,
     Series 1992-42, Class C
      7.000%, 09/25/19                     9             9
   Federal National Mortgage
     Association, REMIC,
     Series 1993-194, Class PE
      5.350%, 09/25/02                   500           495
   Federal National Mortgage
     Association, Variable Inflation
     Linked (B)
      6.922%, 03/13/02                    95            94
                                                  --------
Total U.S. Government Agency Obligations
   (Cost $3,113)                                     3,106
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 41.5%
   5th Ave Housing, Indiana
     Development RB, FNMA
      8.100%, 01/01/03                 $  35         $  35
   Baltimore County, Maryland,
     Mortgage RB, GNMA
      7.000%, 01/20/00                    30            30
   Bell County, Texas, RB Weekly
     Floater (LOC) (B)
      6.300%, 04/30/97                   350           350
   Bryon, Texas Higher Education
     Authority, Allen Academy,
     Series B, RB
      6.500%, 12/01/99                    50            50
   City of Morgantown, Kentucky RB,
     Weekly Floater (LOC) (B)
      6.300%, 04/30/97                   200           200
   Dauphin County, General Authority,
     Tressler Project, Series B, RB,
     Optional Put 09/01/97 @ 100
      7.000%, 09/01/10                   260           260
   Dove Valley, Arapahoe County,
     Colorado GO Mandatory Put
     @ 100 (LOC) (A)
      6.000%, 11/01/97                   300           300
   Fairfax County, Virginia,
     Redevelopment and Housing
     Authority Bond, GNMA
      7.875%, 09/20/99                   105           107
   Florida HFA, Windwood Oaks,
     Series R-2, RB, AXA
      6.000%, 12/01/97                    25            25
   Florida HFA, Windwood Oaks,
     Series S-2, RB, AXA
      6.650%, 06/01/01                   200           197
   Fresno, California Housing,
     RB, GNMA
      7.250%, 11/20/02                   355           357
   Fresno, California Housing,
     RB, GNMA (B) (LOC)
      6.300%, 12/01/26                   385           385
   Greater Kentucky Housing
     Assistance, RB, MBIA/FHA
      6.500%, 07/01/00                   500           498
      6.500%, 01/01/01                   285           284
      6.500%, 07/01/02                   230           229
   Independence, Michigan Economic
     Development, RB, FHA
      6.750%, 08/01/99                   100           100

--------------------------------------------------------------------------------
                                     FACE AMOUNT  MARKET VALUE
DESCRIPTION                             (000)        (000)
--------------------------------------------------------------------------------
   Indianola, Mississippi Housing
     Development, Section 8 Eastover
     Apartments, MBIA/FHA
      6.600%, 01/01/99                 $  55         $  55
   Kansas City, Kansas Sewer,
     RB, AMBAC
      8.375%, 05/01/01                   100           102
   Kenton County, Kentucky,
     RB, FHA
      6.875%, 12/01/98                   125           125
   Lake Mills, Iowa Lake Mills Investors
     Ltd, First Mortgage Bonds Mercy
     Health Center, Series 1995
      7.050%, 11/01/97                   215           215
      7.150%, 11/01/98                   235           233
   Massachusetts State Housing
     Finance Agency, Series C, RB,
     FHA, Pre-refunded @ 102 (C)
     10.900%, 08/01/97                   345           355
   Moorhead, Mississippi Housing
     Development, Section 8 Moorhead
     Manor, Series A, RB, MBIA
      6.600%, 07/01/98                    30            30
      6.600%, 07/01/99                    35            35
   Moorhead, Mississippi Housing
     Development, Section 8 Moorhead
     Manor, Series A, RB, MBIA/FHA
      6.600%, 07/01/97                    30            30
   Nebraska Finance Authority,
     Amberwood Apartments,
     RB, FNMA
      6.300%, 02/01/98                   145           145
   Passaic County, New Jersey
     Waste Utility, RB, MBIA
      6.250%, 09/03/97                   246           246
   Prince Georges County, Maryland
     Housing RB, GNMA
      5.750%, 10/20/98                    35            35
   Prince Georges County, Maryland
     Housing, RB, GNMA
      5.500%, 06/20/98                   160           158
   Rome, New York Housing
     Development Section 8, Series B,
     RB, MBIA/FHA
      7.750%, 07/01/01                    30            30
   San Francisco, California
     Redevelopment Agency,
     Series 1995-C, RB, MBIA/FHA
      6.375%, 01/01/00                    90            89

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

SHORT-TERM
FIXED INCOME FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Shawnee, Kansas Housing,
     Haverford West Apartments,
     RB, FNMA
      6.750%, 06/01/02                 $ 125      $    123
   Texas State Department of Housing
     & Community Affairs, RB
      6.400%, 11/01/99                   220           220
      7.250%, 07/01/99                   260           261
   United Cerebral Palsy &
     Handicapped Children
     Association of Chemung
     County New York, RB, FHA
      6.750%, 02/01/99                    70            70
                                                  --------
Total Taxable Municipal Bonds
   (Cost $5,969)                                     5,964
                                                  --------

U.S. TREASURY OBLIGATIONS -- 28.5%
   U.S. Treasury Bond
      6.125%, 05/15/98                 4,100         4,106
                                                  --------
Total U.S. Treasury Obligations
   (Cost $4,101)                                     4,106
                                                  --------

CASH EQUIVALENTS -- 5.4%
   SEI Daily Income Trust
     Government II Fund                  700           700
   SEI Daily Income Trust
     Treasury II Fund                     74            74
                                                  --------
Total Cash Equivalents
   (Cost $774)                                         774
                                                  --------
Total Investments -- 98.6%
   (Cost $14,196)                                   14,188
                                                  --------
OTHER ASSETS AND LIABILITIES -- 1.4%
   Interest receivable                                 248
   Administration fee payable                           (5)
   Receivable due from advisor                           1
   Other assets and liabilities                        (46)
                                                  --------
Other Assets and Liabilities, Net                      198
                                                  --------

NET ASSETS:
Capital Shares--Institutional Shares
    (unlimited authorization --
   $.001 par value) based on 1,441,961
   outstanding shares of beneficial interest        14,414
Accumulated net realized loss on investments           (20)
Net unrealized depreciation on investments              (8)
                                                  --------
Total Net Assets-- 100.0%                         $ 14,386
                                                  ========
 Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $   9.98
                                                  ========

--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                           SHARES       (000)
--------------------------------------------------------------------------------
GO     GENERAL OBLIGATION
LOC    SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED
       BY A MAJOR COMMERCIAL BANK.
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

AMBAC        AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AXA          AXA REINSURANCE
FHA          FEDERAL HOUSING ADMINISTRATION
FNMA         FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HFA          HOUSING FINANCE AUTHORITY
MBIA         MUNICIPAL BOND INVESTORS ASSURANCE
(A) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1997.
(C) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SMALLER COMPANIES
FUND

COMMON STOCKS -- 82.6%
AIR TRANSPORTATION -- 1.1%
   ASA Holdings                        1,250      $     27
   Midwest Express Holdings*             500            21
                                                  --------
                                                        48
                                                  --------
BUILDING & CONSTRUCTION SUPPLIES-- 2.1%
   DR Horton                           6,100            59
   Miller Industries*                  2,402            29
                                                  --------
                                                        88
                                                  --------
COMMUNICATIONS EQUIPMENT -- 2.1%
   Checkpoint Systems*                 5,270            72
   Ultrak*                             1,700            18
                                                  --------
                                                        90
                                                  --------
CONSUMER -- 15.6%
   Allwaste*                           3,700            33
   American Medserve*                  2,850            31
   Coldwater Creek *                   3,300            46
   Damark International*               4,600            43
   Delia's*                              800            14
   Dreyer's Grand Ice Cream              500            16
   Factory Card Outlet                 2,500            22
   Filene's Basement*                  2,200            13
   Garden Ridge*                       4,235            34
   Genesco *                           1,610            19

================================================================================

--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                           SHARES       (000)
--------------------------------------------------------------------------------
   Mohawk Industries*                  2,700      $     60
   Regal Cinemas*                      1,800            49
   Robert Mondavi, Class A*              700            26
   Rock Bottom Restaurants*            1,400            15
   Service Merchandise*                7,400            19
   Sonic*                              2,900            38
   Sports Authority*                   3,375            60
   Viking Office Products*             1,400            19
   WestPoint Stevens*                  2,800           110
                                                  --------
                                                       667
                                                  --------
CREDIT SENSITIVE -- 10.5%
   Bank Plus*                          2,800            28
   Bank United, Class A                1,500            46
   Credit Acceptance*                  1,100            12
   Dime Bancorp*                       5,900            95
   First Alliance*                       600            12
   Glendale Federal Savings Bank*      1,700            42
   Lennar                              3,700            99
   Long Island Bancorp                 1,000            34
   Triangle Pacific*                   3,050            83
                                                  --------
                                                       451
                                                  --------
ENERGY -- 12.7%
   Benton Oil & Gas*                   2,565            38
   BJ Services*                        1,400            66
   Devon Energy                        3,900           129
   Lomak Petroleum                     4,000            68
   Marine Drilling Company*            3,600            57
   Parker & Parsley Petroleum          1,900            63
   Seagull Energy*                     3,400            58
   Tidewater                             750            30
   United Meridian*                    1,300            37
                                                  --------
                                                       546
                                                  --------
ENTERTAINMENT -- 1.1%
   Rio Hotel and Casino *                100             1
   Royal Caribbean Cruises             1,400            45
                                                  --------
                                                        46
                                                  --------
ENVIRONMENTAL SERVICES -- 0.3%
   Philip Environment*                   900            14
                                                  --------
HEALTHCARE -- 0.8%
   Gensia Pharmaceutical*              5,500            19
   Parexel International*                500            14
                                                  --------
                                                        33
                                                  --------
HOUSEHOLD FURNITURE & FIXTURES -- 1.9%
   Furniture Brands International*     5,600            83
                                                  --------
MANUFACTURING -- 0.8%
   Health Payment Review*              2,400            34
                                                  --------

-------------------------------------------------------------------------------
                                      SHARES/       MARKET VALUE
DESCRIPTION                      FACE AMOUNT (000)     (000)
-------------------------------------------------------------------------------
ROCESS INDUSTRIES -- 4.8%
   Bowater                             1,300      $     56
   NuCo2*                              3,350            46
   PH Glatfelter                       4,100            64
   Rayonier                            1,000            40
                                                  --------
                                                       206
                                                  --------
SERVICE -- 11.0%
   American Radio Systems*             2,245            66
   Daisytek International*               700            19
   Equity International*               2,200            47
   Henry Schein*                       2,600            72
   Mail Boxes Etc.*                    3,720            69
   Paging Network*                     2,500            17
   Premiere Technologies*              3,365            80
   US Freightways                      3,300            89
   Vanguard Cellular Systems, Class A* 1,000            10
                                                  --------
                                                       469
                                                  --------
TECHNOLOGY -- 17.8%
   Analog Devices*                     2,433            65
   Camco International                 1,000            44
   Envoy*                              2,700            56
   Geoworks*                           3,055            22
   Micrel*                             2,300           101
   PCD *                               5,000            74
   PRI Automation*                     1,770            91
   Rational Software*                  6,900            95
   Siebel Systems*                     4,000            73
   Sierra Semiconductor*               7,200           122
   Speedfam International*               745            18
                                                  --------
                                                       761
                                                  --------
Total Common Stocks
   (Cost $3,416)                                     3,536
                                                  --------

COMMERCIAL PAPER -- 16.8%
   Northern Trust
      5.351%, 05/01/97                 $ 721           721
                                                  --------
Total Commercial Paper
   (Cost $721)                                         721
                                                  --------

Total Investments -- 99.4%
   (Cost $4,137)                                     4,257
                                                  --------
OTHER ASSETS AND LIABILITIES -- 0.6%
   Administration fee payable                           (5)
   Receivable due from advisor                           1
   Other assets and liabilities                         28
                                                  --------
Other Assets and Liabilities, Net                       24
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

SMALLER COMPANIES
FUND
--------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization --
   $.001 par value) based on 376,920
   outstanding shares of beneficial interest      $  4,046
Undistributed net investment loss                      (15)
Accumulated net realized gain on investments           130
Net unrealized appreciation on investments             120
                                                  --------
Total Net Assets-- 100.0%                         $  4,281
                                                  ========
 Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $  11.36
                                                  ========

* NON-INCOME PRODUCING SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


MICROCAP FUND

COMMON STOCKS -- 76.1%
BUILDING & CONSTRUCTION SUPPLIES -- 2.4%
   DR Horton                           4,900      $     48
                                                  --------
CONSUMER -- 15.9%
   Conso Products*                     1,500            20
   Culp Incoporated                      700            12
   Damark International*               3,000            28
   Delia's*                            2,500            43
   Fresh America*                      2,600            36
   Garden Ridge*                       6,100            50
   Genesco*                            1,900            22
   Richey Electronics *                6,200            63
   Sonic*                              1,300            17
   Sport-Haley*                        1,500            24
                                                  --------
                                                       315
                                                  --------
CREDIT SENSITIVE -- 6.3%
   American Business Financial*          100             2
   Ameritrade Holding, Class A*          200             3
   ISB Financial                       2,000            45
   Pennfed Financial Services          1,400            33
   R & G Financial, Class B*           1,800            42
                                                  --------
                                                       125
                                                  --------
ENTERTAINMENT -- 0.0%
   Rio Hotel and Casino*                 100             1
                                                  --------
HOTELS & LODGING -- 1.5%
   ShoLodge*                           2,600            29
                                                  --------
MEDICAL PRODUCTS & SERVICES -- 5.8%
   Accumed International*             10,800            34
   New West Eyeworks*                  1,700             9
   Sabratek*                           1,800            39

--------------------------------------------------------------------------------
                                      SHARES/         MARKET
DESCRIPTION                      FACE AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Thermedics Detection*               1,800      $     18
   Wesley Jessen*                      1,100            15
                                                  --------
                                                       115
                                                  --------
PETROLEUM & FUEL PRODUCTS -- 7.6%
   Basin Exploration*                  4,800            32
   Cairn Energy USA*                   2,800            31
   Lomak Petroleum                     2,000            34
   Numar                               1,000            21
   Wiser Oil                           2,000            33
                                                  --------
                                                       151
                                                  --------
PROCESS INDUSTRIES -- 3.5%
   NuCo2*                              5,000            69
                                                  --------
SERVICE -- 11.8%
   First Aviation*                     2,400            20
   Lodgenet Entertainment*             2,500            22
   Mail Boxes Etc*                     1,400            26
   MDSI Mobile Data Solutions*         4,600            76
   Saga Communications
     Incorporated, Class A*            2,625            46
   Smithway Motor Express, Class A*    1,700            15
   World Access*                       3,000            29
                                                  --------
                                                       234
                                                  --------
TECHNOLOGY -- 21.3%
   AFC Cable Systems*                  1,200            26
   Aware*                              5,500            58
   BTG*                                3,000            45
   Ceradyne*                           9,300            44
   Channell Commercial*                1,200            13
   Datum Inc*                          1,300            30
   ISG International Software*         2,500            26
   Micrel*                               700            31
   PCD*                                2,000            30
   Specialty Teleconstructors*         5,900            58
   Speedfam International*             1,500            36
   V-One                               5,100            26
                                                  --------
                                                       423
                                                  --------
Total Common Stocks
   (Cost $1,654)                                     1,510
                                                  --------

COMMERCIAL PAPER -- 18.8%
   Northern Trust
      5.351%, 05/01/97                 $ 372           372
                                                  --------
Total Commercial Paper
   (Cost $372)                                         372
                                                  --------
Total Investments -- 94.9%
   (Cost $2,026)                                     1,882
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 5.1%
   Investment securities sold                     $    106
   Administration fee payable                           (1)
   Receivable due from advisor                           1
   Other assets and liabilities                         (5)
                                                  --------
Other Assets and Liabilities, Net                      101
                                                  --------

NET ASSETS:
Capital Shares--InstitutionalShares
    (unlimited authorization --
   $.001 par value) based on 214,300
   outstanding shares of beneficial interest         2,194
Undistributed net investment loss                       (2)
Accumulated net realized loss on investments           (65)
Net unrealized depreciation on investments            (144)
                                                  --------
Total Net Assets-- 100.0%                         $  1,983
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $   9.25
                                                  ========

* NON-INCOME PRODUCING SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INTERNATIONAL
EQUITY FUND

FOREIGN COMMON STOCKS -- 90.6%
AUSTRALIA -- 3.4%
   Boral                              15,500      $     46
   M.I.M. Holdings                    31,000            40
   North Limited                      14,000            49
   Mayne Nickless                      6,000            37
                                                  --------
                                                       172
                                                  --------
DENMARK -- 1.0%
   Novo Nordisk - B                      520            51
                                                  --------
FRANCE -- 7.7%
   Carrefour                             105            66
   Cetelem                               275            32
   Guilbert SA                           155            24
   Michelin "B"                          852            48
   SGS Thomson Micro Electronics         700            54
   Synthelabo                            420            50
   Total Compaigne "B"                 1,050            87
   Usinor Sacilor                      2,200            33
                                                  --------
                                                       394
                                                  --------
GERMANY -- 3.7%
   Adidas                                550            57

--------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                           SHARES        VALUE (000)
--------------------------------------------------------------------------------
   BASF                                2,200      $     84
   S G L Carbon                          350            49
                                                  --------
                                                       190
                                                  --------
HONG KONG -- 6.1%
   Cheung Kong Holdings                6,000            53
   China Light & Power                 6,000            27
   Great Eagle Holdings                5,000            15
   Guoco Group                         7,000            33
   Hong Kong Land                     16,000            33
   Hong Kong Telecommunications       22,800            39
   HSBC Holdings                       1,200            30
   Hutchison Whampoa                   7,000            52
   Road King Infrastructure*          10,000            10
   Wharf Holdings                      6,000            23
                                                  --------
                                                       315
                                                  --------
ITALY -- 1.4%
   Telecom Italia                     22,000            69
                                                  --------
JAPAN -- 24.7%
   Autobacs Seven                        100             7
   Bank of Tokyo-Mitsubishi            2,000            32
   Canon                               3,000            71
   DDI                                     8            53
   Familymart                            880            32
   Hitachi                             7,000            63
   Ito Yokado                          1,000            48
   Kawasaki Heavy Industries           9,000            36
   Mabuchi Motor                         900            46
   Matsushita Electric                 2,000            32
   Minebea                             5,000            42
   Mitsubishi                          5,000            47
   Mitsubishi Estate                   6,000            76
   Mitsubishi Materials                7,000            26
   Nippon Telegraph & Telephone            4            28
   Nishimatsu Construction             6,000            34
   NKK                                23,000            50
   Nomura Securities                   4,000            45
   NSK                                 6,000            36
   Sankyo                              3,000            80
   Secom                               1,000            59
   Shin Etsu Chemical                  3,000            61
   Sony                                  600            44
   Sony Music Entertainment            1,000            34
   Sumitomo Electric                   3,000            41
   Suzuki Motor                        3,000            32
   Teijin                             13,000            53
   Tokio Marine & Fire Insurance       6,000            59
                                                  --------
                                                     1,267
                                                  --------
MALAYSIA -- 2.3%
   Diversified Resource Berhad         3,000             7
   Genting Berhad                      1,000             5

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

INTERNATIONAL
EQUITY FUND
--------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                           SHARES       VALUE (000)
--------------------------------------------------------------------------------
   IOI                                 4,000      $      5
   Malayan Banking                     2,000            20
   Sungei Way Holdings                 4,400            10
   Tenaga Nasional Berhad              5,000            23
   United Engineers                    7,000            50
                                                  --------
                                                       120
                                                  --------
NETHERLANDS -- 6.2%
   Aegon                               1,708           121
   Asm Lithography Holding               300            22
   Elsevier                            3,784            61
   Gucci                               1,120            78
   Hunter Douglas                        459            37
                                                  --------
                                                       319
                                                  --------
SINGAPORE -- 1.7%
   City Developments                   2,000            16
   DBS Land                            6,000            19
   Overseas Chinese Banking Foreign    2,800            33
   Parkway Holdings                    2,000             8
   Singapore International Airlines "F"1,000             9
                                                  --------
                                                        85
                                                  --------
SPAIN -- 3.6%
   Acerinox S.A.                         420            61
   Banco Popular Espana                  130            27
   Gas Natural                           225            48
   Telefonica de Espana                1,900            49
                                                  --------
                                                       185
                                                  --------
SWEDEN -- 7.8%
   Cardo                               1,350            40
   Ericsson LM, Series B               4,400           139
   Hennes & Mauritz                      350            51
   Nordbanken                          1,400            43
   Scania AB "A"                       1,675            44
   Securitas AB, Series B              1,600            39
   Skanska Free "B"                    1,000            42
                                                  --------
                                                       398
                                                  --------
SWITZERLAND -- 5.1%
   Nestle SA                              45            55
   Novartis, Registered                   89           117
   Roche Holdings                          4            34
   Zurich Insurance                      170            56
                                                  --------
                                                       262
                                                  --------
UNITED KINGDOM -- 15.9%
   British Biotech                     8,000            31
   British Telecommunications         10,900            80
   Courtaulds                         11,500            62
   Dixons Group                        9,000            74
   General Electric                   18,100           108
   Glaxo Wellcome                      5,000            98
   National Power                     11,000            96

--------------------------------------------------------------------------------
                                      SHARES/          MARKET
DESCRIPTION                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
   National Westminster                8,000      $     95
   Rolls Royce                        24,000            94
   Securicor                          17,000            78
                                                  --------
                                                       816
                                                  --------
Total Foreign Common Stocks
   (Cost $4,359)                                     4,643
                                                  --------
FOREIGN PREFERRED STOCKS -- 1.0%
GERMANY -- 1.0%
   SAP                                   275            51
                                                  --------
Total Foreign Preferred Stocks
   (Cost $45)                                           51
                                                  --------
DEMAND DEPOSIT -- 10.1%
UNITED STATES -- 10.1%
   Northern Trust
     3.500%, 11/01/96                   $521           521
                                                  --------
Total Demand Deposit
   (Cost $521)                                         521
                                                  --------
Total Investments -- 101.7%
   (Cost $4,925)                                     5,215
                                                  --------
OTHER ASSETS AND LIABILITIES -- (1.7%)
   Investment securities purchased                    (152)
   Administration fee payable                           (5)
   Receivable due from advisor                           5
   Other assets and liabilities                         64
                                                  --------
Total Other Assets and Liabilities, Net                (88)
                                                  --------
NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001 par
   value) based on 448,651 outstanding
   shares of beneficial interest                     4,755
Accumulated net realized gain on investments            56
Net unrealized appreciation on forward
   foreign currency contracts, foreign currency
   and translation of other assets and liabilities
   in foreign currency                                   4
Net unrealized appreciation on investments             290
Undistributed net investment income                     22
                                                  --------
Total Net Assets-- 100.0%                         $  5,127
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $  11.43
                                                  ========
* NON-INCOME PRODUCING SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================

EUROPEAN
EQUITY FUND
--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS -- 94.5%
BELGIUM -- 0.8%
   G.I.B Holdings                      7,000      $    304
                                                  --------
DENMARK -- 2.4%
   Bang & Olufsen                      4,600           265
   Novo Nordisk, Series B              6,000           594
                                                  --------
                                                       859
                                                  --------
FINLAND -- 2.1%
   Pohjola                            10,000           285
   UPM-Kymmene                        21,000           481
                                                  --------
                                                       766
                                                  --------
FRANCE -- 12.2%
   AXA                                 4,200           258
   BIC                                 1,200           190
   Carrefour                             370           231
   Castorama Dubois                    1,600           237
   Cetelem                             3,100           361
   Cie de Saint Gobain                 2,800           375
   Grand Optical-Photoservice          1,300           194
   Imetal SA                           2,700           371
   Michelin, Series B                  7,100           397
   Scor                                6,300           246
   Seita                              12,000           427
   SGS-Thomson Microelectronics        3,600           278
   Total, Series B                     5,200           431
   Usinor Sacilor                     27,000           408
                                                  --------
                                                     4,404
                                                  --------
GERMANY -- 8.6%
   Adidas                              2,000           207
   BASF                               11,000           422
   Bayerische Motoren Werke              640           521
   Hoechst                            11,000           432
   SGL Carbon                          2,500           351
   VEBA                                6,500           337
   Volkswagen                          1,300           825
                                                  --------
                                                     3,095
                                                  --------
ITALY -- 3.3%
   ENI SPA                            52,000           264
   Parmalat Finanziaria               70,000           102
   Pirelli                            95,000           209
   Seat SPA                           10,000             3
   STET                               10,000            47
   Telecom Italia                    185,000           582
                                                  --------
                                                     1,207
                                                  --------
NETHERLANDS -- 9.6%
   ABN-Amro Holdings                   7,600           523
   Aegon                               6,000           425
   Ahold                               7,800           533
   Akzo                                3,500           451

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
   ASM Lithography Holdings            2,100      $    157
   Elsevier                           21,000           336
   Hunter Douglas                      2,000           163
   ING Groep                          10,000           393
   Koninklijke PTT Nederland           7,500           267
   Nutricia Vernide Bedrijven          1,430           217
                                                  --------
                                                     3,465
                                                  --------
NORWAY -- 0.3%
   Unitor Ship Services               10,000           122
                                                  --------
SPAIN -- 4.5%
   Banco Popular                       2,200           467
   Empresa Nacional de Electricidad    5,500           385
   Gas Natural                         1,600           340
   Telefonica de Espana               16,500           423
                                                  --------
                                                     1,615
                                                  --------
SWEDEN -- 10.9%
   Assa Abloy, Series B               19,000           372
   Astra AB, Series B                  5,000           199
   Cardo                              14,500           435
   Ericsson LM, Series B              17,000           538
   Mo Och Domsjo                      17,000           508
   Scania AB, Series A                16,000           413
   Securitas, Series B                 9,300           224
   Skanska, Series B                   3,900           166
   Sparbanken Sverige AB, Series A     9,500           170
   SSAB, Series A                     27,000           482
   Trygg-Hansa, Series B              24,000           416
                                                  --------
                                                     3,923
                                                  --------
SWITZERLAND -- 6.6%
   Asea Brown Boveri                     400           484
   Ciba Speciality Chemicals             390            34
   Novartis                              650           857
   Roche Holdings                         65           549
   Societe Generale de Surveillance       55           114
   Winterthur                            500           359
                                                  --------
                                                     2,397
                                                  --------
UNITED KINGDOM -- 33.2%
   Abbey National                     23,000           320
   Albright & Wilson                  22,500            58
   Associated British Foods           31,000           268
   Bass                               12,500           161
   BAT Industries                     21,000           177
   BBA Group                          32,000           173
   BICC                               23,090            86
   Blue Circle Industries             51,000           346
   British Aerospace                  15,722           334
   British Airways                    33,000           377
   British Biotech                    18,460            72
   British Telecommunications        109,500           803
   Commercial Union                   18,562           205

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

EUROPEAN
EQUITY FUND
--------------------------------------------------------------------------------
                                    SHARES/FACE      MARKET
DESCRIPTION                        AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   Cortaulds                          19,000       $   102
   De La Rue                          25,000           224
   Emap                               16,000           198
   General Cable                      55,500           152
   General Electric                   47,000           279
   Glaxo Wellcome                     43,500           855
   Granada Group                      19,500           281
   Grand Metropolitan                 27,000           226
   Guinness                           35,000           289
   Hammerson                          43,000           314
   HSBC Holdings                      10,800           283
   Lasmo                              83,000           301
   Logica                             14,000           197
   Medeva                             43,000           209
   Morrison Supermarket               32,760            84
   Next                               28,000           296
   Prudential                         33,000           321
   Rank Group                         27,000           186
   Redland                            51,500           292
   Reuters                            19,000           195
   Rolls Royce                        56,500           222
   Scottish Power                     19,970           121
   Securicor                          51,845           239
   Sedgwick Group                     81,520           165
   Shell Transportation & Trading     40,000           706
   Smiths Industries                  11,500           141
   Standard Chartered Bank            17,000           257
   Sun Alliance Group                 44,605           353
   Tate & Lyle                        28,000           208
   Tomkins                            63,000           272
   Vendome Units                      31,200           259
   Vodafone Group                     39,000           174
   Wolseley                           25,000           201
                                                  --------
                                                    11,982
                                                  --------
Total Foreign Common Stocks
   (Cost $29,051)                                   34,139
                                                  --------

FOREIGN PREFERRED STOCKS -- 1.0%
FINLAND -- 0.9%
   Nokia AB, Series A                  5,000           312
                                                  --------
GERMANY -- 0.1%
   Volkswagen                            120            59
                                                  --------
Total Foreign Preferred Stocks
   (Cost $340)                                         371
                                                  --------

DEMAND DEPOSIT -- 1.9%
UNITED STATES -- 1.9%
   Northern Trust
      3.500%, 05/01/97                  $692           692
                                                  --------
Total Demand Deposit
   (Cost $692)                                         692
                                                  --------

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
Total Investments -- 97.4%
   (Cost $30,083)                                 $ 35,202
                                                  --------
OTHER ASSETS AND LIABILITIES -- 2.6%
   Foreign currency (Cost $724)                        723
   Investment advisory fee payable                     (16)
   Administration fee payable                           (3)
   Other assets and liabilities                        237
                                                  --------
Total Other Assets and Liabilities, Net                941
                                                  --------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001 par
   value) based on 3,076,018 outstanding
   shares of beneficial interest                    29,955
Undistributed net investment income                    217
Accumulated net realized gain on investments           821
Net unrealized appreciation on forward
   foreign currency contracts, foreign currency
   and translation of other assets and liabilities
   in foreign currency                                  31
Net unrealized appreciation on investments           5,119
                                                  --------
Total Net Assets-- 100.0%                         $ 36,143
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $  11.75
                                                  ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

IINTERNATIONAL SMALL
CAP EQUITY FUND

FOREIGN COMMON STOCKS -- 94.5%
AUSTRALIA -- 3.2%
   Adelaide Brighton                 377,983      $    542
   Australian Vintage                250,000           585
   Capral Aluminum                   153,912           562
   McPherson's                       123,203           296
   Savage Resources                  748,277           729
   Savage Resources Warrants*         21,548             5
                                                  --------
                                                     2,719
                                                  --------
AUSTRIA -- 1.2%
   Wolford                             9,656           995
                                                  --------
BELGIUM -- 0.2%
   Quick Restaurants                   3,576           177
                                                  --------
DENMARK -- 2.2%
   Coloplast, Series B                 5,860           425
   Oticon Holding AS, Series A         9,000         1,461
                                                  --------
                                                     1,886
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINLAND -- 1.2%
   Cultor Oy, Series 1                14,800      $    803
   Cultor Oy, Series 2                 5,000           277
                                                  --------
                                                     1,080
                                                  --------
FRANCE -- 7.6%
   Altran Technologies                 1,950           678
   Brioche Pasquier                    3,886           452
   CIPE France                         5,600           787
   Deveaux                             9,562         1,398
   Fininfo                             2,891           371
   Genset ADR*                        26,902           453
   Grand Optical-Photoservice          3,529           526
   Guilbert                            3,622           565
   Imetal                              4,400           604
   Manutan                             8,930           679
                                                  --------
                                                     6,513
                                                  --------
GERMANY -- 4.5%
   Adidas                              4,393           456
   Boss (Hugo)                           890         1,136
   Cewe Color Holding                  2,922           674
   Eff-eff Fritz Fuss                  4,962           198
   Kiekert                            17,608           661
   Marschollek Lauten                  3,509           710
                                                  --------
                                                     3,835
                                                  --------
HONG KONG -- 4.8%
   China Resources Development       359,000           992
   Chen Hsong Holdings               316,000           173
   Gold Peak                       1,059,000           711
   Harbour Centre                    197,000           263
   HKR International                 705,000           869
   Hong Kong Aircraft Engineering    128,000           370
   Wing Hang Bank                    207,600           758
                                                  --------
                                                     4,136
                                                  --------
INDONESIA -- 0.5%
   Fastfood Indonesia `F'             31,000            50
   Panin Bank `F'                    110,000           161
   Tempo Scan Pacific `F'             37,500            75
   Tigaraksa Satria `F'               72,000            96
   Wicaksana Overseas `F'             80,000            92
                                                  --------
                                                       474
                                                  --------
ITALY -- 5.2%
   De Rigo ADR*                       23,880           158
   Fila Holdings ADR                  16,320           706
   Gewiss                             83,981         1,128
   Industria Machine                  64,506           273
   Industrie Natuzzi Spa ADR          74,800         1,664
   Saes Getters                       18,761           266
   Saes Getters Di Risp               28,557           259
                                                  --------
                                                     4,454
                                                  --------

--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- 29.1%
   Aderans                            23,000      $    518
   Aichi                              27,500           141
   Aiwa                               31,000           535
   Arcland Sakamoto                   39,000           375
   Beltecno                           31,000           169
   Bridgestone                        42,000           334
   Cesar                              21,000            78
   Chubu Sekiwa Real Estate           43,200           371
   Chuo Warehouse                     21,000           137
   Circle K                           22,000         1,011
   Forval                              4,000           105
   Fuji Machine Manufacturing         24,000           677
   Fujimi                             16,500           871
   H.I.S.                              9,000           379
   Ines                               42,000           543
   Itoki Crebio                       18,000            96
   Kaneshita Construction             42,000           297
   Kanto Seino Transportation         24,000           596
   Kawasumi Labs                      29,000           331
   Maspro Denkoh                      10,000           124
   Meitec                             40,200           805
   Ministop                           16,800           425
   Misumi                             18,000           309
   Mitsui High Tec                    31,000           669
   Nichiha                            36,000           479
   Nichii Gakkan                      15,000           675
   Nidec                               8,700           372
   Nippon Denwa Shset                 43,000           322
   Nippon Thompson                    89,000           600
   Nitto Boseki                      250,000           766
   Nitto Electric Works               55,000           793
   Nitto Kohki                        22,000           622
   Olympic                            17,600           337
   OSG                               129,000           892
   Otsuka Kagu                         3,000           232
   Ricoh Elemex                       52,000           537
   Sanyo Shinpan                       8,250           405
   Satori Electric                    19,000           516
   Sekiwa Real Estate                 37,000           230
   Shimachu                           19,000           457
   Sumitomo Bakelite                 110,000           741
   Sumitomo Sitix                     45,000           847
   Taiyo Yuden                        28,000           377
   Takuma                             20,000           217
   Tanseisha                          16,000            85
   Terumo                             70,000         1,064
   Tohoku Misawa Home                 35,000           331
   Tokai Carbon                       70,000           257
   Toshiba Ceramics                  120,000           876
   Trusco Nakayama                    22,100           347
   Tsudakoma                          94,000           345
   World                               5,500           205
   Xebio                              17,700           416
   Yamae Hisano                       37,000           260
   Yamato Kogyo                       60,000           520
                                                  --------
                                                    25,019
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

INTERNATIONAL SMALL
CAP EQUITY FUND
--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
MALAYSIA -- 1.9%
   Cycle and Carr Bin                 40,000      $    266
   MBM Resources                     180,000           470
   Public Finance `F'                135,250           207
   RJ Reynolds Berhad                116,000           236
   Road Builder                       88,000           428
                                                  --------
                                                     1,607
                                                  --------
NETHERLANDS -- 4.6%
   Aalberts Industries                20,194           464
   Gucci                              24,536         1,710
   IHC Caland                         18,387           908
   Van Ommeren                        23,170           903
                                                  --------
                                                     3,985
                                                  --------
NORWAY -- 4.6%
   Ekornes ASA                        58,000           428
   Hitec AS*                         114,781           532
   NCL Holdings*                     230,000           582
   Norman Data Defence*               13,000           190
   Sensonor AS*                       28,124           182
   System Etiketterin*                40,000           528
   Tomra Systems                      78,910         1,530
                                                  --------
                                                     3,972
                                                  --------
PHILIPPINES -- 0.1%
   First Philippine Holdings          56,916            99
                                                  --------
SINGAPORE -- 1.4%
   Amtek Engineering                 159,000           275
   GP Batteries International         80,000           236
   Singap Tech Ship & Engine         142,000           204
   Venture Manufacturing             163,000           462
                                                  --------
                                                     1,177
                                                  --------
SWEDEN -- 1.3%
   Cardo                              13,770           413
   Elekta Instrument AB, Series B     10,544           302
   Sintercast, Series A*              22,257           426
                                                  --------
                                                     1,141
                                                  --------
SWITZERLAND -- 0.8%
   Kardex PC                           2,447           731
                                                  --------
THAILAND -- 0.2%
   Hana Microelectric `F'             10,000            59
   Serm Suk `F'                        5,640           112
                                                  --------
                                                       171
                                                  --------
UNITED KINGDOM -- 19.9%
   Albright & Wilson                  66,372           170
   Allied Colloids                    68,815           139
   Alumasc Group                      47,488           220
   Amersham International             17,395           356

--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
   Applied Distribution Group         93,280        $   54
   Argos                              39,130           407
   Associated British Ports           89,250           385
   Azlan Group                        12,487           119
   Baynes (Charles)                  130,592           233
   BBA Group                         113,737           616
   Bunzl                             133,808           460
   Capita Group                       72,221           279
   Capital Shopping                   61,453           375
   Charter                            16,324           219
   Compass Group                      45,133           497
   Courtaulds Textile                 30,316           142
   Cowie Group                        86,052           517
   Daily Mail & General Trust A       19,026           473
   Dalgety                            31,940           163
   Devro International               103,033           520
   Fairey Group                       48,286           406
   Forth Ports                        50,177           506
   General Cable*                    142,307           389
   Glynwed International              65,804           278
   Great Portland Estates             41,117           138
   Henlys                             48,562           369
   Hepworth                           66,372           289
   Ibstock                           387,170           442
   Laird Group                        66,903           424
   London Clubs                       83,020           521
   MFI Furniture                     153,044           338
   Mirror Group                      114,713           389
   Misys                              24,604           493
   Pillar Property Investment        223,123           841
   Rotork                             90,101           416
   Scapa Group                        76,271           253
   Securicor                          97,206           448
   Sheffield Insulation              140,833           749
   Smith (David S)                    77,237           279
   Spirax-Sarco Engineering           44,248           505
   Stagecoach Holdings                56,701           546
   Trinity Holdings                   76,676           372
   United News & Media                23,880           291
   Vickers                           122,901           422
   Vitec Group                        35,376           365
   Vosper Thornycroft                 24,654           345
                                                  --------
                                                    17,158
                                                  --------
Total Foreign Common Stocks
   (Cost $75,723)                                   81,329
                                                  --------
FOREIGN PREFERRED STOCKS -- 2.6%
GERMANY -- 2.6%
   Berentzen - Gruppe                 14,976           428
   Fielmann                           16,316           429
   Mobel Wather                       10,278           475
   Puma                               12,712           433
   Rhone Klinikum                      3,574           437
                                                  --------
Total Foreign Preferred Stocks
   (Cost $2,391)                                     2,202
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                     SHARES/           MARKET
DESCRIPTION                   FACE AMOUNT (000)(1)   VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 0.2%
UNITED STATES -- 0.2%
   Pixtech                            33,724      $    148
                                                  --------
Total Common Stock
   (Cost $339)                                         148
                                                  --------
FOREIGN CONVERTIBLE BONDS -- 0.6%
JAPAN -- 0.6%
   Forval
      1.350%, 09/30/03                28,000           207
   Nippon Densan
      1.000%, 09/30/03                   280           323
                                                  --------
Total Foreign Convertible Bonds
   (Cost $514)                                         530
                                                  --------
DEMAND DEPOSIT -- 4.8%
UNITED STATES -- 4.8%
   Northern Trust
      3.500%, 05/01/97                 4,141         4,141
                                                  --------
Total Demand Deposit
   (Cost $4,141)                                     4,141
                                                  --------
Total Investments -- 102.7%
   (Cost $83,108)                                   88,350
                                                  --------
OTHER ASSETS AND LIABILITIES -- (2.7%)
   Investment securities purchased                  (4,295)
   Foreign currency (Cost $1,103)                    1,100
   Investment advisory fee payable                     (65)
   Administration fee payable                           (7)
   Other assets and liabilities                        959
                                                  --------
Total Other Assets and Liabilities, Net             (2,308)
                                                  --------
NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001
   par value) based on 9,518,709
   outstanding shares of beneficial interest        90,382
Undistributed net investment income                     75
Accumulated net realized loss on investments        (9,721)
Net unrealized appreciation on forward
   foreign currency contracts, foreign currency
   and translation of other assets and liabilities
   in foreign currency                                  64
Net unrealized appreciation on investments           5,242
                                                  --------
Total Net Assets-- 100.0%                         $ 86,042
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $   9.04
                                                  ========

*NON-INCOME PRODUCING SECURITY
ADR      AMERICAN DEPOSITORY RECEIPT
F        FOREIGN SHARES
PC       PARTICIPATING CERTIFICATE
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EUROPEAN SMALL
CAP EQUITY FUND
-------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                             SHARES      VALUE (000)
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 88.0%
AUSTRIA -- 1.4%
   Austria Mikro Systeme International   600      $     45
   Wolford                               978           101
                                                  --------
                                                       146
                                                  --------
BELGIUM -- 0.3%
   Quick Restaurants                     722            36
                                                  --------
DENMARK -- 3.2%
   Coloplast, Series B                 1,305            95
   Jamo                                1,000            78
   Oticon Holding AS, Series A           970           157
                                                  --------
                                                       330
                                                  --------
FINLAND -- 2.0%
   Cultor Oy, Series 1                 2,900           157
   Cultor Oy, Series 2                   990            55
                                                  --------
                                                       212
                                                  --------
FRANCE -- 10.8%
   Airfeu                              1,527            49
   Altran Technologies                   175            61
   Brioche Pasquier                      481            56
   CIPE France                           850           119
   Deveaux                               676            99
   Fininfo                               332            42
   Genset ADR*                         6,800           115
   Grand Optical-Photoservice          1,155           172
   Guilbert                              830           129
   Imetal                                733           101
   Manutan                             1,860           139
   Stedim                                250            31
                                                  --------
                                                     1,113
                                                  --------
GERMANY -- 6.1%
   Adidas                                950            98
   Cewe Color Holding                    624           144
   Eff-eff Fritz Fuss                  1,170            47
   Marschollek Lauten                    792           160
   Puma                                5,367           183
                                                  --------
                                                       632
                                                  --------
ITALY -- 7.9%
   De Rigo ADR*                        3,825            25
   Fila Holdings ADR                   4,182           181
   Gewiss                             11,836           159
   Industria Machine                  17,000            72
   Industrie Natuzzi Spa ADR          10,418           232
   Saes Getters                        6,350            90
   Saes Getters Di Risp                4,000            36
   Saes Getters Priv                   1,500            16
                                                  --------
                                                       811
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

EUROPEAN SMALL
CAP EQUITY FUND
--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
NETHERLANDS -- 7.0%
   Aalberts Industries                 9,721      $    223
   Gucci                               3,100           216
   IHC Caland                          1,000            49
   Koninklijke Van Ommeren             6,078           237
                                                  --------
                                                       725
                                                  --------
NORWAY -- 7.2%
   Ekornes ASA                        11,230            83
   Hitec AS*                          20,000            93
   NCL Holdings*                      30,000            76
   Norman Data Defence*                3,200            47
   Sensonor AS*                        5,846            38
   System Etiketterin*                 7,000            92
   Tomra Systems                      15,966           310
                                                  --------
                                                       739
                                                  --------
SPAIN -- 2.3%
   Azkoyen SA                          1,569           235
                                                  --------
SWEDEN -- 6.0%
   Cardo                               5,407           162
   Elekta Instrument AB, Series B      2,311            66
   Hoganas AB, Series B                6,187           185
   Kalmar                              7,590           126
   Sintercast, Series A*               4,090            78
                                                  --------
                                                       617
                                                  --------
SWITZERLAND -- 1.1%
   Kardex PC                             380           113
                                                  --------
UNITED KINGDOM -- 32.7%
   Albright & Wilson                  20,000            51
   Allied Colloids                    32,142            65
   Amersham International              3,400            70
   Argos                               8,480            88
   Associated British Ports            6,700            29
   BBA Group                          16,053            87
   Bradford Properties                12,900            61
   Bunzl                              37,050           127
   Capita Group                       12,450            48
   Capital Shopping                   13,430            82
   Charter                             5,371            72
   Compass Group                       7,750            85
   Courtaulds Textile                  7,500            35
   Cowie Group                        16,633           100
   Daily Mail & General Trust A        3,850            96
   Dalgety                            12,500            64
   Devro International                26,000           131
   Fairey Group                        8,750            74
   Forth Ports                         7,300            74
   General Cable*                     56,600           154
   Glynwed International              13,250            56
   Henlys                              9,560            73
   Hepworth                           15,900            69
   Ibstock                           108,333           124

--------------------------------------------------------------------------------
                                      SHARES/         MARKET
DESCRIPTION                     FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
   Laird Group                        21,397      $    136
   London Clubs                       19,500           122
   MFI Furniture                      30,900            68
   Mirror Group                       34,050           116
   Misys                               4,400            88
   Pillar Property Investment         41,850           158
   Rugby Group                        10,000            18
   Scapa Group                        20,000            66
   Securicor                          23,191           107
   Sheffield Insulation               20,900           111
   Smith (David S)                    15,650            57
   Spirax-Sarco Engineering            7,647            87
   Stagecoach Holdings                 8,563            82
   Trinity Holdings                   18,400            89
   Vickers                            13,000            45
   Vitec Group                         4,800            50
   Vosper Thornycroft                  3,867            54
                                                  --------
                                                     3,369
                                                  --------
Total Foreign Common Stocks
   (Cost $7,658)                                     9,078
                                                  --------

FOREIGN PREFERRED STOCKS -- 8.6%
GERMANY -- 8.6%
   Berentzen - Gruppe                  5,256           150
   Boss (Hugo)                           167           213
   Fielmann                            7,312           192
   Jil Sander                            140            80
   Mobel Walther                       2,240           104
   Rhone Klinikum                      1,172           143
                                                  --------
                                                       882
                                                  --------
Total Foreign Preferred Stocks
   (Cost $914)                                         882
                                                  --------

COMMON STOCKS -- 0.3%
UNITED STATES -- 0.3%
   Pixtech                                60            26
                                                  --------
Total Common Stocks
   (Cost $60)                                           26
                                                  --------

DEMAND DEPOSIT -- 3.9%
UNITED STATES -- 3.9%
   Northern Trust
     3.500%, 05/01/97                  $ 407           407
                                                  --------
Total Demand Deposit
   (Cost $407)                                         407
                                                  --------
Total Investments -- 100.8%
   (Cost $9,039)                                    10,393
                                                  --------

================================================================================

--------------------------------------------------------------------------------

                                                      MARKET
DESCRIPTION                               SHARES    VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.8%)
   Investment advisory fee payable                $     (2)
   Administration fee payable                           (5)
   Other assets and liabilities                        (72)
                                                  --------
Total Other Assets and Liabilities, Net                (79)
                                                  --------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001 par
   value) based on 876,002 outstanding
   shares of beneficial interest                     8,913
Undistributed net investment income                      8
Accumulated net realized gain on
   investments                                          41
Net unrealized depreciation on
   forward foreign currency contracts,
   foreign currency and translation of
   other assets and liabilities in
   foreign currency                                     (2)
Net unrealized appreciation on investments           1,354
                                                  --------
Total Net Assets-- 100.0%                         $ 10,314
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                     $  11.77
                                                  ========

*NON-INCOME PRODUCING SECURITY
ADR    AMERICAN DEPOSITORY RECEIPT
PC     PARTICIPATING CERTIFICATE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EMERGING MARKETS
EQUITY FUND

FOREIGN COMMON STOCKS -- 89.7%
ARGENTINA -- 1.6%
   Central Costanera, Series B       170,000      $    605
   Disco*                             18,000           551
   YPF SA ADR                         19,000           525
                                                  --------
                                                     1,681
                                                  --------
BOTSWANA -- 0.8%
   KYS                               395,000           199
   Sechaba Investment*               800,000           694
                                                  --------
                                                       893
                                                  --------

--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
BRAZIL -- 6.3%
   CIA Electricidade Da Bahia*    10,550,000      $    838
   Eletrobras                      1,500,000           679
   Elevadores Atlas                   68,000           818
   Light Participacoes             4,070,000         1,298
   Makro Atacadista GDS               18,000           236
   Siderurgica Nacional           32,300,000         1,154
   Telecom Brasileiras ADR*           14,040         1,611
                                                  --------
                                                     6,634
                                                  --------
CANADA -- 0.9%
   Black Swan Gold*                   72,000            88
   Black Swan Gold Warrants*         360,000            --
   Boron Chemical*                   750,000           833
   Boron Chemical Warrants*          375,000            --
                                                  --------
                                                       921
                                                  --------
CHILE -- 2.9%
   Cervecerias Unidas ADR             43,200           961
   Cia Telecomunicacion Chile ADR     34,000         1,101
   Enersis ADR                        30,000           945
                                                  --------
                                                     3,007
                                                  --------
COLOMBIA -- 2.1%
   Banco de Bogota                    81,700           497
   Cadenalco ADR                      77,000           760
   Suramericana                       38,386           953
                                                  --------
                                                     2,210
                                                  --------
CROATIA -- 1.1%
   Zagrebacka Banka GDR*              32,000         1,136
                                                  --------
CZECH REPUBLIC -- 0.2%
   Elektrarny Opatovice*                 580            82
   Komercni Banka GDR                  1,100            28
   Zivnobanka Investicni Fond*         5,800            82
                                                  --------
                                                       192
                                                  --------
GREECE -- 0.3%
   Ergo Bank                           1,398            92
   Goody's                             9,800           214
                                                  --------
                                                       306
                                                  --------
HONG KONG -- 3.5%
   China Overseas Land &
     Investment                    1,800,000         1,017
   China Resources Development       300,000           829
   China Travel International
     Invesment                     1,900,000         1,000
   Cosco Pacific                     220,000           308
   Shanghai Industrial Holdings       97,000           546
                                                  --------
                                                     3,700
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

EMERGING MARKETS
EQUITY FUND
--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
HUNGARY -- 1.9%
   Egis Gyogyszer EDR*                 9,100      $    569
   OTP Bank                           14,953           354
   OTP Bank GDR*                      13,000           304
   Richter Gedeon                      9,800           741
                                                  --------
                                                     1,968
                                                  --------
INDIA -- 6.4%
   Asea Brown Boveri India            33,333           599
   Bajaj Auto                         25,750           657
   East India Hotels                  25,000           290
   Grasim Industries                     700             7
   Gujarat Ambuja Cement                 300             2
   Hindalco Industries                26,500           695
   Hindustan Lever                    26,000           795
   Hindustan Petroleum                50,000           584
   Mahindra & Mahindra                50,000           517
   Oriental Bank of Commerce         146,500           313
   Ranbaxy Laboratories               22,000           399
   Reliance Industries                49,000           422
   State Bank of India                86,000           766
   Sterlite Industries (India)        45,000           359
   Videsh Sanchar Nigam GDR*          15,000           296
                                                  --------
                                                     6,701
                                                  --------
INDONESIA -- 6.2%
   Bank Internasional Indonesia      906,000           653
   Bank Negara Indonesia `F'       1,769,000           983
   BDNI Capital `F'                1,014,000         1,012
   Bimantara Citra `F'               245,500           334
   Bukaka Teknik Utama `F'           280,000           176
   Citra Marga Nusaphala `F'          66,000            58
   Duta Pertiwi Nusan `F'            870,000           331
   Duta Pertiwi Nusan `F' Rights*    870,000            72
   Kalbe Farma `F'                   470,000           464
   Panin Bank `F'                    197,000           288
   PT Indah Kiat Pulp & Paper `F'    417,806           340
   PT Indah Kiat Pulp &
     Paper `F' Warrants*               9,049             4
   PT Tempo Scan Pacific `F'         180,000           359
   Sampoerna International
     Finance `F'                     125,000           503
   Telekomunikasi `F'                648,000           940
   Tjiwi Kimia `F'                    26,353            27
                                                  --------
                                                     6,544
                                                  --------
ISRAEL -- 1.3%
   Blue Square Stores*               100,000         1,002
   Tadiran Telecommunications         20,500           400
                                                  --------
                                                     1,402
                                                  --------

--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
MALAYSIA -- 14.2%
   Amway (Malaysia)*                  84,000      $    539
   Bandar Raya Developments          220,000           324
   Berjaya Sports                    298,000         1,425
   Brisdale Holdings*                200,000           261
   DCB Holdings                      220,000           714
   Diversified Resources             140,000           335
   Gadek                             120,000           751
   IOI                               419,000           521
   Island & Peninsular                78,000           259
   Magnum                            555,000           880
   Malayan Banking                   135,000         1,344
   Malaysian Assurance Alliance      100,000           538
   Malaysian Resources               135,000           387
   MBF Capital                       686,000         1,017
   Perusahaan Otomobil               181,000         1,082
   Resorts World Berhad               96,000           354
   RJ Reynolds Berhad                203,000           412
   Telekom Malaysia                  120,000           841
   Tenaga Nasional                   154,000           712
   UMW Holdings Berhad               233,000         1,225
   United Engineers                  144,000         1,021
                                                  --------
                                                    14,942
                                                  --------
MEXICO -- 12.3%
   Cemex, Series B                   230,000           851
   Cifra SA, Series A                 64,822            97
   Cifra SA, Series B                530,000           809
   Corporacion Geo SA ADR*             8,750           163
   Corporacion Geo SA GDS*            11,250           217
   Empaques Ponderosa*               720,000           452
   Empresas Ica Sociedad
     Controladora ADR                 71,000         1,056
   Femsa, Series B                   272,000         1,281
   Grupo Industria
     Saltillo, Series A              200,000           587
   Grupo Mexico, Series B            215,000           724
   Grupo Financiero Bancomer,
     Series B*                     2,465,000           869
   Grupo Financiero Bancomer,
     Series L*                        50,555            15
   Grupo Industria Bimbo,
     Series A                        105,000           656
   Grupo Televisa GDR*                20,000           463
   Industrias Campos Hermanos*       193,000           678
   Nacional de Drogas, Series L      276,000           914
   Nacional de Drogas, Series B       20,000            60
   Sigma Alimentos, Series B          60,000           644
   Telefonos de Mexico
     ADR, Series L                    57,000         2,351
                                                  --------
                                                    12,887
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
--------------------------------------------------------------------------------
PAKISTAN -- 0.9%
   Engro Chemicals                    75,000      $    282
   Hub Power GDR*                     14,000           322
   Pakistan Telecom*                  69,900            43
   Pakistan Telecom GDS                5,000           305
                                                  --------
                                                       952
                                                  --------
PERU -- 1.7%
   Banco Wiese ADR                   144,300           938
   Consorcio De Alimentos
     Fabril Pacifico*                642,113           895
                                                  --------
                                                     1,833
                                                  --------
PHILIPPINES -- 1.7%
   Belle Corporation*              2,100,000           502
   DMCI Holdings*                    400,000           205
   First Philippine Holdings         207,300           362
   Manila Electric                    31,200           194
   Metro Bank & Trust                 16,260           333
   Philippine National Bank*          31,625           208
                                                  --------
                                                     1,804
                                                  --------
POLAND -- 1.1%
   Bank Przemyslowo                    8,420           431
   Bank Rozwoju Eksportu*              8,500           203
   Bydgoska Fabryka Kabli*            32,500           247
   Elektrim Spolka Akeyjna            32,000           287
                                                  --------
                                                     1,168
                                                  --------
PORTUGAL -- 1.6%
   Banco Portugal de Invest              340             5
   Cimentos de Portugal                9,890           213
   Jeronimo Martins                    7,999           478
   Semapa                             24,000           513
   Telecel Comunicacaoes Pessoaia*     4,300           370
   TVI - Televisao Industries*        31,680            84
                                                  --------
                                                     1,663
                                                  --------
SOUTH AFRICA -- 10.2%
   AECI                              175,000         1,043
   Anglo American Gold Investment     16,100         1,082
   Anglovaal, Series N                23,500           656
   Cadbury Schwepes SA                33,500           618
   DeBeers Centenary Linked Units     47,850         1,722
   Ellerine Holdings                  30,199           190
   Fedsure Holdings                   80,000           675
   Foodcorp                           24,275           177
   Malbak                            216,500           351
   Metropolitan Life                 290,000           572
   New Clicks Holdings                81,750            94

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
   Rembrandt Group                    79,000      $    832
   Rustenburg Platinum Holdings       32,900           531
   Sasol                              85,000         1,090
   Smith Foods                        40,750           777
   South African Druggists            35,697           299
                                                  --------
                                                    10,709
                                                  --------
SOUTH KOREA -- 2.9%
   Daesung Industrial                  5,377           296
   Dong-Ah Construction                6,659           126
   Dong-Ah Construction EDR*          16,524           150
   Hyundai Engineering                13,685           275
   Korea Electric Power               15,500           463
   LG Information &
     Communication                     1,600           158
   Pohang Iron & Steel ADR            11,000           265
   Samchully                           2,000           156
   Samsung Display Devices             2,600           122
   Samsung Electronics GDR*           26,360           616
   Samsung Electronics GDS*            1,579            74
   Seoul City Gas                      5,500           290
   Sungmi Telecom                        220            30
                                                  --------
                                                     3,021
                                                  --------
TAIWAN -- 2.4%
   Asia Cement GDS                    44,356           787
   China Steel                        42,025           899
   President Enterprises GDS          47,530           832
                                                  --------
                                                     2,518
                                                  --------
THAILAND -- 2.0%
   Advanced Info Service `F'          19,000           129
   Cogeneration Public `F'            85,000           286
   Electricity Generating `F'        138,000           370
   PTT Exploration `F'                49,500           633
   Thai Farmers Bank `F'              60,000           363
   United Communication
     Industry `F'                     48,000           300
                                                  --------
                                                     2,081
                                                  --------
TURKEY -- 1.6%
   Ardem                           3,000,000           515
   Hurriyet Gazetecilik            3,200,000           182
   Kerevitas Gida Sanayii          2,600,000           132
   Otosan Otomobil Sanayii           420,000           195
   T Siemens                       2,500,000           226
   Tansas                          1,450,000           251
   Vakif Fin Kiralama              7,200,000           260
                                                  --------
                                                     1,761
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

EMERGING MARKETS
EQUITY FUND
--------------------------------------------------------------------------------
                                   SHARES/          MARKET
DESCRIPTION                  FACE AMOUNT (000(1)  VALUE (000)
--------------------------------------------------------------------------------
VENEZUELA -- 0.6%
   Cia Anonima Tele ADR*              19,750      $    593
                                                  --------
UNITED STATES -- 1.0%
   Mauritius Fund*                    64,000           584
   Oryx Fund*                         35,000           486
                                                  --------
                                                     1,070
                                                  --------
Total Foreign Common Stocks
   (Cost $86,415)                                   94,297
                                                  --------

FOREIGN PREFERRED STOCKS -- 7.9%
BRAZIL -- 7.9%
   CIA Lorenz                     15,750,000           487
   CIA Paranaense De Energica     76,000,000         1,165
   Dixie Toga                      1,050,000           790
   Eletrobras                      1,500,000           700
   OSA*                           95,000,000           491
   Petrol Brasileiros              5,140,000         1,090
   Sider Paulista*                   780,000           536
   Telerj                          8,626,000         1,448
   Unibanco                       22,846,000           844
   Weg                             1,700,000           743
                                                  --------
                                                     8,294
                                                  --------
Total Foreign Preferred Stocks
   (Cost $6,254)                                     8,294
                                                  --------

FOREIGN CONVERTIBLE BONDS -- 1.9%
TAIWAN -- 1.9%
   Far East Department Stores
      3.000%, 07/06/01             $ 661,000          757
   Nanya Plastic
      1.750%, 07/19/01             $ 520,000          642
   Yang Ming Marine
      2.000%, 10/06/01             $ 520,000          592
                                                 --------
                                                    1,991
                                                 --------
Total Foreign Convertible Bonds
   (Cost $1,812)                                    1,991
                                                 --------
Total Investments -- 99.5%
   (Cost $94,481)                                 104,582
                                                 --------

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.5%
   Foreign currency (Cost $1,293)                $   1,266
   Investment advisory fee payable                     (86)
   Administration fee payable                           (9)
   Other assets and liabilities                       (683)
                                                 ---------
Total Other Assets and Liabilities, Net                488
                                                 ---------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001 par
   value) based on 11,445,793 outstanding
   shares of beneficial interest                   94,667
Undistributed net investment loss                    (363)
Accumulated net realized gain on
   investments                                        733
Net unrealized appreciation on
   forward foreign currency contracts,
   foreign currency and translation of
   other assets and liabilities in
   foreign currency                                    20
Net unrealized appreciation on
   investments (2)                                 10,013
                                                 --------
Total Net Assets-- 100.0%                        $105,070
                                                 ========
Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares         $   9.18
                                                 ========

*NON-INCOME PRODUCING SECURITY
ADR     AMERICAN DEPOSITORY RECEIPT
EDR     EUROPEAN DEPOSITORY RECEIPT
F       FOREIGN SHARES
GDR     GLOBAL DEPOSITORY RECEIPT
GDS     GLOBAL DEPOSITORY SHARES
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED
(2) NET OF $88,000 ACCRUED FOREIGN WITHHOLDING TAXES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================

GLOBAL FIXED
INCOME FUND
--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 69.1%
CANADA -- 9.3%
   Government of Canada
      7.000%, 09/01/01                 5,400      $  4,025
      8.750%, 12/01/05                 7,600         6,218
                                                  --------
                                                    10,243
                                                  --------
DENMARK -- 13.7%
   Kingdom of Denmark
      9.000%, 11/15/00                27,800         4,769
      7.000%, 12/15/04                25,200         3,989
      8.000%, 03/15/06                38,200         6,357
                                                  --------
                                                    15,115
                                                  --------
FINLAND -- 2.7%
   Republic of Finland
      8.000%, 04/07/03                 1,800         2,953
                                                  --------
GERMANY -- 14.8%
   Bank America
      6.000%, 11/15/05                 7,500         4,430
   Deutschland Republic
      5.250%, 10/20/98                 6,400         3,789
   Trehandanstalt
      7.125%, 01/29/03                 7,000         4,447
   Westdeutsche Landesbank
      6.250%, 09/15/03                 6,000         3,615
                                                  --------
                                                    16,281
                                                  --------
ITALY -- 12.1%
   European Bank Reconstruction
     & Development
      9.750%, 07/28/00             6,800,000         4,280
   European Investment Bank
      9.600%, 01/26/01             6,800,000         4,350
   Republic of Italy
     10.000%, 08/01/03             7,100,000         4,664
                                                  --------
                                                    13,294
                                                  --------
JAPAN -- 8.0%
   Export-Import Bank of Japan
      2.875%, 07/28/05 (2)           600,000         4,896
   Japanese Development Bank
      6.500%, 09/20/01               405,000         3,847
                                                  --------
                                                     8,743
                                                  --------
UNITED KINGDOM -- 3.1%
   United Kingdom Treasury
      7.500%, 12/07/06                 2,150         3,458
                                                  --------

--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
UNITED STATES -- 5.4%
   International Bank for
     Reconstruction & Development
      9.750%, 01/23/16                   530      $    655
   Minnesota Mining &
     Manufacturing
      5.000%, 10/15/01                 8,950         5,246
                                                  --------
                                                     5,901
                                                  --------
Total Foreign Bonds
   (Cost $80,849)                                   75,988
                                                  --------

CORPORATE OBLIGATION -- 2.3%
UNITED STATES -- 2.3%
   General Electric Capital
      8.125%, 02/23/07                 2,370         2,530
                                                  --------
Total Corporate Obligation
   (Cost $2,520)                                     2,530
                                                  --------

U.S. TREASURY OBLIGATIONS -- 25.0%
   U.S. Treasury Bond
      3.375%, 01/15/07                 6,400         6,294
      8.500%, 02/15/20                 2,270         2,636
      7.125%, 02/15/23                 2,830         2,853
   U.S. Treasury Notes
      5.500%, 11/15/98 (2)             2,140         2,119
      6.750%, 06/30/99                 5,350         5,396
      7.125%, 09/30/99 (2)             1,930         1,963
      6.125%, 09/30/00                 1,300         1,286
      6.500%, 08/15/05                 1,500         1,477
      6.875%, 05/15/06                 2,300         2,318
      7.000%, 07/15/06                 1,100         1,118
                                                  --------
Total U.S. Treasury Obligations
   (Cost $27,518)                                   27,460
                                                  --------

DEMAND DEPOSIT -- 0.9%
UNITED STATES -- 0.9%
   Northern Trust
      3.500%, 05/01/97                   965           965
                                                  --------
Total Demand Deposit
   (Cost $965)                                         965
                                                  --------
Total Investments -- 97.3%
   (Cost $111,852)                                 106,943
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

GLOBAL FIXED
INCOME FUND
--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.7%
   Interest receivable                             $ 2,505
   Investment advisory fee payable                     (37)
   Administration fee payable                          (10)
   Other assets and liabilities                        468
                                                  --------
Total Other Assets and Liabilities, Net              2,926
                                                  --------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001 par
   value) based on 10,834,312 outstanding
   shares of beneficial interest                   110,476
Undistributed net investment income                  2,033
Accumulated net realized gain
   on investments                                    1,860
Net unrealized appreciation on
   forward foreign currency contracts,
   foreign currency and translation
   of other assets and liabilities
   in foreign currency                                 409
Net unrealized depreciation on investments          (4,909)
                                                  --------
Total Net Assets-- 100.0%                         $109,869
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares          $  10.14
                                                  ========

(1)    IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $8,978,421.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


INTERNATIONAL FIXED
INCOME FUND

FOREIGN BONDS -- 96.6%
CANADA -- 7.5%
   British Columbia
      9.000%, 06/21/04                   800      $    650
   Government of Canada
      7.000%, 09/01/01                   740           551
   Province of Ontario
      7.500%, 01/19/06                   760           570
                                                  --------
                                                     1,771
                                                  --------
DENMARK -- 20.7%
   Kingdom of Denmark
      8.000%, 05/15/03                 7,100         1,195

--------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
 Kingdom of Denmark
      9.000%, 11/15/00                 6,900      $  1,184
      7.000%, 12/15/04                 7,500         1,187
      8.000%, 03/15/06 (2)             8,000         1,331
                                                  --------
                                                     4,897
                                                  --------
FRANCE -- 5.2%
   Government of France
      7.500%, 04/25/05                 1,000         1,235
                                                  --------
GERMANY -- 21.3%
   African Development Bank
      7.250%, 10/21/99                   600           372
   Alg Hypbk
      6.000%, 01/18/02                 1,500           908
   Bank America
      6.000%, 11/15/05 (2)             1,500           886
   Deutschland Rep
      8.250%, 09/20/01                 1,100           725
   General Electric
      7.250%, 02/03/00                 1,100           685
   LKB Baden Wurttenberg
      6.625%, 08/20/03                 1,100           677
   Treuhandanstalt
      6.625%, 07/09/03                 1,250           775
                                                  --------
                                                     5,028
                                                  --------
ITALY -- 17.2%
   Credit Local
      9.000%, 06/14/01             1,300,000           812
   European Bank
     for Reconstruction
     & Development
      9.750%, 07/28/00             1,230,000           774
   European Investment Bank
      9.600%, 01/26/01               400,000           255
   Republic of Italy
     10.500%, 11/01/00             1,100,000           711
      9.500%, 02/01/01             1,110,000           700
   Westlb Curac
      8.650%, 08/07/03             1,300,000           800
                                                  --------
                                                     4,052
                                                  --------
JAPAN -- 12.8%
   Asian Development Bank
      5.000%, 02/05/03                75,000           689
   European Investment Bank
      3.000%, 09/20/06 (2)            78,000           641
   Export-Import Bank
      4.375%, 10/01/03                75,000           671

================================================================================

--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
   World Bank
      4.750%, 12/20/04               110,000      $  1,015
                                                  --------
                                                     3,016
                                                  --------
UNITED KINGDOM -- 8.8%
   British Telecom
      7.125%, 09/15/03                   410           648
   Halifax
      6.500%, 02/16/04                   430           650
   United Kingdom Treasury
      7.500%, 12/07/06                   480           772
                                                  --------
                                                     2,070
                                                  --------
UNITED STATES -- 3.1%
   FNMA
      2.000%, 12/20/99 (2)          JY90,000           723
                                                  --------
Total Foreign Bonds
   (Cost $24,095)                                   22,792
                                                  --------

DEMAND DEPOSIT -- 1.2%
UNITED STATES -- 1.2%
   Northern Trust
      3.500%, 05/01/97                   281           281
                                                  --------
Total Demand Deposit
   (Cost $281)                                         281
                                                  --------
Total Investments -- 97.8%
   (Cost $24,376)                                   23,073
                                                  --------
OTHER ASSETS AND LIABILITIES -- 2.2%
   Investment securities purchased                  (1,235)
   Investment securities sold                          988
   Interest receivable                                 694
   Administration fee payable                           (5)
   Investment advisory fee payable                      (2)
   Other assets and liabilities                         90
                                                  --------
Other Assets and Liabilities, Net                      530
                                                  --------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001 par
   value) based on 2,489,661 outstanding
   shares of beneficial interest                    24,244
Undistributed net investment income                    438
Accumulated net realized gain
   on investments                                      209

--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
Netunrealized appreciation on forward
   foreign currency contracts, foreign
   currency and translation of other assets
   and liabilities in foreign currency            $     15
Net unrealized depreciation on investments          (1,303)
                                                  --------
Total Net Assets-- 100.0%                         $ 23,603
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                     $   9.48
                                                  ========

*NON-INCOME PRODUCING SECURITY.
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
JY     JAPANESE YEN
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $3,581,935.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EMERGING MARKETS
DEBT FUND

FOREIGN BONDS -- 76.5%
ALGERIA -- 1.4%
   Republic of Algeria FRN
      7.250%, 09/04/06               $ 2,000      $  1,560
                                                  --------
ARGENTINA -- 22.0%
   Government of Argentina
     Bocon Proveedores 2
      5.500%, 04/01/07                 6,375         5,604
   Government of Argentina
     Bocon Previsional 2
      5.500%, 04/01/01                 2,324         2,197
   Government of Argentina FRN
      6.750%, 03/31/05                 4,704         4,316
      6.375%, 03/31/23                 3,650         3,011
   Government of Argentina
      5.500%, 03/31/23                13,500         8,754
                                                  --------
                                                    23,882
                                                  --------
BRAZIL -- 16.6%
   CIA Paranaense De Energica
      9.750%, 05/02/05                 2,500         2,490
   Government of Brazil FRN
      6.938%, 04/15/12                 8,650         6,877
   Government of Brazil MYDFA
      6.547%, 09/15/07                 2,426         2,156
   Government of Brazil
      4.000%, 04/15/14                 5,219         3,954

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

EMERGING MARKETS
DEBT FUND
--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
   Petroleo Brazil FRN
     10.000%, 10/17/06              $  2,400      $  2,466
                                                  --------
                                                    17,943
                                                  --------
BULGARIA -- 2.0%
   Government of Bulgaria FRN
      6.563%, 07/28/24                 3,500         2,201
                                                  --------
COLOMBIA -- 1.5%
   Republic of Colombia
      7.625%, 02/15/07                 1,750         1,655
                                                  --------
ECUADOR -- 4.3%
   Government of Ecuador FRN
      6.438%, 02/28/25                 3,800         2,527
   Government of Ecuador
      3.500%, 02/28/25                 5,000         2,175
                                                  --------
                                                     4,702
                                                  --------
MACEDONIA -- 2.2%
   Macedonia FRN
      3.500%, 07/02/12                 3,479         2,384
                                                  --------
MEXICO -- 4.6%
   Government of Mexico
     11.500%, 05/15/26                 4,650         4,938
                                                  --------
PANAMA -- 4.7%
   Government of Panama FRB
      3.500%, 07/17/14                 7,000         5,110
                                                  --------
PERU -- 4.3%
   Republic of Peru PDI
      4.000%, 03/07/17                 7,750         4,650
                                                  --------
POLAND -- 4.1%
   Government of Poland FRN
      6.938%, 10/27/24                 1,840         1,785
   Governement of Poland PDI
      4.000%, 10/27/14                 3,250         2,629
                                                  --------
                                                     4,414
                                                  --------
RUSSIA -- 4.3%
   Republic of Russia
      9.250%, 11/27/01                 4,700         4,618
                                                  --------
VENEZUELA -- 4.5%
   Government of Venezuela FRB,
     Series B
      6.750%, 03/31/07                   714           639
   Government of Venezuela FRN
      6.500%, 12/18/07                 1,500         1,322
   Government of Venezuela FRB,
     Series A
      6.750%, 03/31/07                 1,190         1,065

--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                      AMOUNT (000)(1)  VALUE (000)
--------------------------------------------------------------------------------
   Government of Venezuela
     Discount, Series A
      6.907%, 03/31/20              $  2,250      $  1,851
                                                  --------
                                                     4,877
                                                  --------
Total Foreign Bonds
   (Cost $82,821)                                   82,934
                                                  --------

LOAN PARTICIPATIONS -- 11.4%
MOROCCO -- 1.5%
   Morocco R&C Loan FRN
     (Participation: J.P. Morgan) (3)
      6.594%, 01/01/09                 1,850         1,626
                                                  --------
RUSSIA -- 9.9%
   Russian Loan Agreement (2)
     (Participation: J.P. Morgan) (3) 13,300        10,773
                                                  --------
Total Loan Participations
   (Cost $12,313)                                   12,399
                                                  --------

FOREIGN PROMISSORY NOTE -- 3.4%   NIGERIA -- 3.4%
   Government of Nigeria
      8.000%, 05/01/10                 7,300         3,714
                                                  --------
Total Foreign Promissory Note
   (Cost $4,152)                                     3,714
                                                  --------

DEMAND DEPOSIT -- 9.3%
UNITED STATES -- 9.3%
   Northern Trust
     3.500%, 05/01/97                 10,120        10,120
                                                  --------
Total Demand Deposit
   (Cost $10,120)                                   10,120
                                                  --------
Total Investments -- 100.6%
   (Cost $109,406)                                 109,167
                                                  --------
OTHER ASSETS AND LIABILITIES -- (0.6%)
   Investment securities purchased                  (8,934)
   Investment securities sold                        6,784
   Interest receivable                               1,587
   Investment advisory fee payable                     (78)
   Administration fee payable                           (9)
   Other assets and liabilities                        (34)
                                                  --------
Total Other Assets and Liabilities, Net               (684)
                                                  --------

================================================================================

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------

NET ASSETS:
Capital Shares--Institutional Shares
   (unlimited authorization -- $.001
   par value) based on 9,155,514
   outstanding shares of beneficial interest    $  91,621
Undistributed net investment income                 3,208
Accumulated net realized gain
   on investments                                  13,865
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency and translation of other assets
   and liabilities in foreign currency                 28
Net unrealized depreciation on investments           (239)
                                                 --------
Total Net Assets -- 100.0%                       $108,483
                                                 ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class        $  11.84
                                                 ========

FRB      FLOATING RATE BOND
FRN      FLOATING RATE NOTE
MYDFA    MULTI-YEAR DEPOSIT FINANCE AGREEMENT
PDI      PAST DUE INCOME
(1) IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2) NON-INCOME PRODUCING SECURITY. SECURITY IS IN DEFAULT.
(3) PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED PARENTHETICALLY. SEE NOTE 6.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED
APRIL 30, 1997 (UNAUDITED)


                                         ----------    ---------    ----------     ----------    ----------    ---------
                                                                    SHORT-TERM     SHORT-TERM
                                          MUNICIPAL      FIXED      MUNICIPAL         FIXED       SMALLER
                                             BOND        INCOME        BOND          INCOME       COMPANIES     MICROCAP
                                             FUND         FUND         FUND           FUND          FUND        FUND (1)
                                         ----------    ---------    ----------     ----------    ----------    ---------
INVESTMENT INCOME:
   Interest                                $7,851       $29,270        $  416        $  333       $   16         $    9
   Dividends                                   --            --            --            --            6              1
   Less: Foreign taxes withheld                --            --            --            --           --             --
                                           ------       -------        ------        ------       ------         ------
   Total Investment Income                  7,851        29,270           416           333           22             10
                                           ------       -------        ------        ------       ------         ------
EXPENSES:
   Investment advisory fees                   538         1,623            29            21           21             10
   Investment advisory fee reduction         (112)         (257)          (29)          (21)         (21)           (10)
   Administration fees                        140           423            30            30           30              6
   Custodian fees                               6            23             1             4            3              1
   Transfer agent fees                          7            21             6             6            7              4
   Professional fees                           47           151             3             2            1             --
   Registration & filing fees                  43           140             3             4            1             --
   Printing fees                               10            31             1            --           --             --
   Trustee fees                                11            32            --            --           --             --
   Pricing fees                                25            13             5             2            1              1
   Other expenses                               7            20            --            --           --             --
                                           ------       -------        ------        ------       ------         ------
   Total expenses                             722         2,220            49            48           43             12
   Less: Reimbursement from Advisor            --            --           (11)          (21)         (15)            --
                                           ------       -------        ------        ------       ------         ------
   Total Net Expenses                         722         2,220            38            27           28             12
                                           ------       -------        ------        ------       ------         ------
NET INVESTMENT INCOME (LOSS)                7,129        27,050           378           306           (6)            (2)
                                           ------       -------        ------        ------       ------         ------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                   (468)        4,713             6             7          139            (65)
     Option transactions                       --            --            --            --           --             --
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions             --            --            --            --           --             --
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency           --            --            --            --           --             --
   Net change in unrealized appreciation
     (depreciation) on investments         (1,398)      (14,091)           (9)          (15)        (380)          (144)
                                           ------       -------        ------        ------       ------         ------
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                         $5,263       $17,672        $  375        $  298       $ (247)       $  (211)
                                           ======       =======        ======        ======       ======        =======


(1) MICROCAP FUND COMMENCED OPERATIONS ON 12/18/96.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                     -------------    --------     -------------    ---------     --------
                                                                                   INTERNATIONAL    EUROPEAN      EMERGING
                                                     INTERNATIONAL    EUROPEAN       SMALL CAP      SMALL CAP      MARKETS
                                                        EQUITY         EQUITY         EQUITY         EQUITY        EQUITY
                                                         FUND          FUND            FUND           FUND          FUND
                                                     -------------    --------     -------------    ---------     --------
INVESTMENT INCOME:
   Interest                                             $    7         $  36         $    34         $   7         $   24
   Dividends                                                34           286             569            82            805
   Less: Foreign taxes withheld                             (4)          (40)            (67)          (14)           (38)
                                                        ------         -----         -------         -----         ------
   Total Investment Income                                  37           282             536            75            791
                                                        ------         -----         -------         -----         ------
EXPENSES:
   Investment advisory fees                                 15            82             484            51            489
   Investment advisory fee reduction                       (15)          (25)            (80)          (47)          (152)
   Administration fees                                      30            14              50            30             51
   Custodian fees                                            7             9             105            14            169
   Transfer agent fees                                       6             6               8             6              8
   Professional fees                                         1             4              12             1             14
   Registration & filing fees                                1             6               8             1             15
   Printing fees                                            --             1               3            --              3
   Trustee fees                                             --             1               4            --              4
   Pricing fees                                              6             7               7             6              7
   Other expenses                                           --             1               4             2              3
                                                        ------         -----         -------         -----         ------
   Total expenses                                           51           106             605            64            611
   Less: Reimbursement from Advisor                        (32)           --              --            --             --
                                                        ------         -----         -------         -----         ------
   Total Net Expenses                                       19           106             605            64            611
                                                        ------         -----         -------         -----         ------
NET INVESTMENT INCOME (LOSS)                                18           176             (69)           11            180
                                                        ------         -----         -------         -----         ------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                                  57           821          (8,621)           47            665
     Option transactions                                    --            --              --            --             --
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions                           9            81             135            (7)          (315)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                         4            26              63            (2)           (19)
   Net change in unrealized appreciation
     (depreciation) on investments                          (3)        1,394             412          (246)         5,798*
                                                        ------         -----         -------         -----         ------
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      $   85        $2,498         $(8,080)        $(197)        $6,309
                                                        ======        ======         =======         =====         ======



                                                       ------     -------------    --------
                                                       GLOBAL     INTERNATIONAL    EMERGING
                                                       FIXED          FIXED         MARKETS
                                                       INCOME        INCOME          DEBT
                                                       FUND           FUND           FUND
                                                       ------     -------------    --------
INVESTMENT INCOME:
   Interest                                          $ 3,842        $   633         $ 4,951
   Dividends                                              --             --              --
   Less: Foreign taxes withheld                           --             (8)             --
                                                     -------        -------         -------
   Total Investment Income                             3,842            625           4,951
                                                     -------        -------         -------
EXPENSES:
   Investment advisory fees                              318             55             754
   Investment advisory fee reduction                    (101)           (53)           (185)
   Administration fees                                    66             30              59
   Custodian fees                                         73             24              83
   Transfer agent fees                                     8              7               8
   Professional fees                                      21             (2)             30
   Registration & filing fees                              4              2              28
   Printing fees                                           5             --               6
   Trustee fees                                            6              1               7
   Pricing fees                                            9              7               8
   Other expenses                                          5             --               2
                                                     -------        -------         -------
   Total expenses                                        414             71             800
   Less: Reimbursement from Advisor                       --             --              --
                                                     -------        -------         -------
   Total Net Expenses                                    414             71             800
                                                     -------        -------         -------
NET INVESTMENT INCOME (LOSS)                           3,428            554           4,151
                                                     -------        -------         -------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                             1,721            192          14,180
     Option transactions                                 142             21              --
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions                      (806)           (81)            198
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                   1,262            166              33
   Net change in unrealized appreciation
     (depreciation) on investments                    (9,730)        (2,176)         (7,391)
                                                     -------        -------         -------
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $(3,983)       $(1,324)        $11,171
                                                     =======        =======         =======


*NET OF $45,000 CHANGE IN ACCRUED FOREIGN WITHHOLDING TAXES.

60&61

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1997 (UNAUDITED) AND THE PERIOD ENDED OCTOBER 31, 1996


                                                -----------         -----------         -----------         -----------
                                                                                        SHORT-TERM          SHORT-TERM
                                                 MUNICIPAL             FIXED             MUNICIPAL             FIXED
                                                   BOND               INCOME               BOND               INCOME
                                                   FUND                FUND                FUND                FUND
                                                -----------         -----------         -----------         -----------
                                               1997      1996      1997     1996      1997      1996      1997      1996
                                               ----      ----      ----     ----      ----      ----      ----      ----
OPERATIONS:
   Net investment income (loss)             $  7,129  $ 12,800  $ 27,050   $ 39,299   $  378   $  252    $   306   $  384
   Net realized gain (loss) from
     security transactions                      (468)    3,750     4,713       (617)       6       21          7      (27)
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions            --        --        --         --       --       --         --       --
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency              --        --        --         --       --       --         --       --
   Net change in unrealized appreciation
     (depreciation) on investments            (1,398)     (969)  (14,091)       702       (9)      15        (15)      --
                                            --------  --------  --------   --------  -------   ------    -------   ------
   Net increase (decrease) in net assets
     from operations                           5,263    15,581    17,672     39,384      375      288        298      357
                                            --------  --------  --------   --------  -------   ------    -------   ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                      (7,124)  (12,782)  (26,579)   (39,300)    (378)    (252)      (306)    (384)
   Net realized gains                         (2,204)       --        --     (3,091)     (21)     (15)        --       --
                                            --------  --------  --------   --------  -------   ------    -------   ------
     Total Distributions                      (9,328)  (12,782)  (26,579)   (42,391)    (399)    (267)      (306)    (384)
                                            --------  --------  --------   --------  -------   ------    -------   ------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                57,258    63,066   161,057    406,477   13,057    7,467      8,702    9,087
   Shares issued in lieu of cash
     distributions                             7,398    10,998    22,020     40,193      383      219        189      331
   Cost of shares repurchased                (22,734)  (45,769)  (67,718)  (179,881)  (8,836)  (2,299)    (1,248)  (6,780)
                                            --------  --------  --------   --------  -------   ------    -------   ------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS               41,922    28,295   115,359    266,789    4,604    5,387      7,643    2,638
                                            --------  --------  --------   --------  -------   ------    -------   ------
   Net increase (decrease) in net assets      37,857    31,094   106,452    263,782    4,580    5,408      7,635    2,611
                                            --------  --------  --------   --------  -------   ------    -------   ------
NET ASSETS:
     Beginning of period                     252,152   221,058   758,003    494,221    9,132    3,724      6,751    4,140
                                            --------  --------  --------   --------  -------   ------    -------   ------
     End of period                          $290,009  $252,152  $864,455   $758,003  $13,712   $9,132    $14,386   $6,751
                                            ========  ========  ========   ========  =======   ======    =======   ======
(1) CAPITAL SHARE TRANSACTIONS:
     Shares issued                             5,239     5,794    15,350     39,016    1,287      740        873      908
     Shares issued in lieu of cash
       distributions                             677     1,008     2,104      3,842       38       22         19       33
     Shares repurchased                       (2,081)   (4,200)   (6,449)   (17,233)    (872)    (228)      (125)    (679)
                                            --------  --------  --------   --------  -------   ------    -------   ------
     Net increase (decrease)
       in capital shares                       3,835     2,602    11,005     25,625      453      534        767      262
                                            ========  ========  ========   ========  =======   ======    =======   ======

(2)   MICROCAP FUND COMMENCED OPERATIONS ON 12/18/96.
(3)   EUROPEAN EQUITY FUND COMMENCED OPERATIONS ON 9/03/96.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                     -----------     ---------     -----------       --------------

                                                      SMALLER                     INTERNATIONAL         EUROPEAN
                                                      COMPANIES      MICROCAP        EQUITY              EQUITY
                                                        FUND         FUND (2)         FUND              FUND (3)
                                                     -----------     ---------     -----------       --------------
                                                   1997     1996       1997      1997     1996       1997      1996
                                                   ----     ----       ----      ----     ----       ----      ----
OPERATIONS:
   Net investment income (loss)                   $   (6)  $   (8)   $   (2)    $   18   $   19    $   176  $   (12)
   Net realized gain (loss) from
     security transactions                           139      351       (65)        57      162        821      206
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions                --       --        --          9       30         81       31
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                  --       --        --          4       (9)        26        5
   Net change in unrealized appreciation
     (depreciation) on investments                  (380)     364      (144)        (3)     158      1,394      775
                                                  ------   ------    ------     ------   ------    -------  -------
   Net increase (decrease) in net assets
     from operations                                (247)     707      (211)        85      360      2,498    1,005
                                                  ------   ------    ------     ------   ------    -------  -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                              --       (9)       --        (44)    (108)       (59)      --
   Net realized gains                               (354)      --        --       (157)      --       (206)      --
                                                  ------   ------    ------     ------   ------    -------  -------
     Total Distributions                            (354)      (9)       --       (201)    (108)      (265)      --
                                                  ------   ------    ------     ------   ------    -------  -------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                       763      783     2,194      1,629      325     15,743   16,896
   Shares issued in lieu of cash
     distributions                                   354        9        --        201      108        265       --
   Cost of shares repurchased                       (350)     (13)       --        (10)      --         --       --
                                                  ------   ------    ------     ------   ------    -------  -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                      767      779     2,194      1,820      433     16,008   16,896
                                                  ------   ------    ------     ------   ------    -------  -------
   Net increase (decrease) in net assets             166    1,477     1,983      1,704      685     18,241   17,901
                                                  ------   ------    ------     ------   ------    -------  -------
NET ASSETS:
     Beginning of period                           4,115    2,638        --      3,423    2,738     17,902        1
                                                  ------   ------    ------     ------   ------    -------  -------
     End of period                                $4,281   $4,115    $1,983     $5,127   $3,423    $36,143  $17,902
                                                  ======   ======    ======     ======   ======    =======  =======
(1) CAPITAL SHARE TRANSACTIONS:
     Shares issued                                    60       64       214        144       28      1,362    1,690
     Shares issued in lieu of cash
       distributions                                  28        1        --         17       10         24       --
     Shares repurchased                              (25)      (1)       --         (1)      --         --       --
                                                  ------   ------    ------     ------   ------    -------  -------
     Net increase (decrease)
       in capital shares                              63       64       214        160       38      1,386    1,690
                                                  ======   ======    ======     ======   ======    =======  =======





                                                      --------------      --------------      -----------
                                                       INTERNATIONAL         EUROPEAN          EMERGING
                                                        SMALL CAP            SMALL CAP         MARKETS
                                                          EQUITY              EQUITY            EQUITY
                                                           FUND                FUND              FUND
                                                      --------------      --------------      -----------
                                                      1997      1996      1997     1996     1997     1996
                                                      ----      ----      ----     ----     ----     ----
OPERATIONS:
   Net investment income (loss)                    $    (69) $    399   $    11   $  100 $    180  $  627
   Net realized gain (loss) from
     security transactions                           (8,621)    2,740        47      295      665   2,393
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions                  135     1,161        (7)      33     (315)   (584)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                     63      (169)       (2)      21      (19)     54
   Net change in unrealized appreciation
     (depreciation) on investments                      412     3,160      (246)     521    5,798*  7,045**
                                                   --------  --------   -------   ------ -------- -------
   Net increase (decrease) in net assets
     from operations                                 (8,080)    7,291      (197)     970    6,309   9,535
                                                   --------  --------   -------   ------ -------- -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                             (1,326)     (479)     (147)     (99)     (53)   (332)
   Net realized gains                                    --        --      (301)     (30)  (2,255) (1,017)
                                                   --------  --------   -------   ------ -------- -------
     Total Distributions                             (1,326)     (479)     (448)    (129)  (2,308) (1,349)
                                                   --------  --------   -------   ------ -------- -------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                        4,168    52,024       655      518   10,938  33,310
   Shares issued in lieu of cash
     distributions                                    1,253       458       448      129    2,308   1,350
   Cost of shares repurchased                       (16,682)  (43,502)       --     (968)    (456)(47,855)
                                                   --------  --------   -------   ------ -------- -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                     (11,261)    8,980     1,103     (321)  12,790 (13,195)
                                                   --------  --------   -------   ------ -------- -------
   Net increase (decrease) in net assets            (20,667)   15,792       458      520   16,791  (5,009)
                                                   --------  --------   -------   ------ -------- -------
NET ASSETS:
     Beginning of period                            106,709    90,917     9,856    9,336   88,279  93,288
                                                   --------  --------   -------   ------ -------- -------
     End of period                                 $ 86,042  $106,709   $10,314   $9,856 $105,070 $88,279
                                                   ========  ========   =======   ====== ======== =======
(1) CAPITAL SHARE TRANSACTIONS:
     Shares issued                                      454     5,092        53       43    1,194   3,766
     Shares issued in lieu of cash
       distributions                                    130        47        37       12      265     165
     Shares repurchased                              (1,775)   (4,102)       --      (78)     (50) (5,393)
                                                   --------  --------   -------   ------ -------- -------
     Net increase (decrease)
       in capital shares                             (1,191)    1,037        90      (23)   1,409  (1,462)
                                                   ========  ========   =======   ====== ======== =======



 * NET OF $45,000 CHANGE IN ACCRUED FOREIGN WITHHOLDING TAXES.
**NET OF $43,000 CHANGE IN ACCRUED FOREIGN WITHHOLDING TAXES.

62&63

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1997 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 1996


                                                            ---------------        -------------        --------------
                                                                GLOBAL             INTERNATIONAL           EMERGING
                                                                 FIXED                 FIXED                MARKETS
                                                                INCOME                INCOME                 DEBT
                                                                 FUND                  FUND                  FUND
                                                            ---------------        -------------        --------------
                                                            1997      1996         1997     1996        1997      1996
                                                          --------- ---------     -------  -------     -------   -------
OPERATIONS:
   Net investment income                                  $  3,428   $ 8,155    $   554    $ 1,593    $  4,151   $ 7,665
   Net realized gain (loss) from
     security transactions                                   1,863     3,388        213      1,093      14,180    10,414
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions                        (806)   (2,158)       (81)      (153)        198       (53)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                         1,262      (391)       166       (203)         33        57
   Net change in unrealized appreciation
     (depreciation) on investments                          (9,730)      209     (2,176)      (354)     (7,391)    7,275
                                                          --------  --------    -------    -------    --------  --------
   Net increase (decrease) in net assets
     from operations                                        (3,983)    9,203     (1,324)     1,976      11,171    25,358
                                                          --------  --------    -------    -------    --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                    (5,886)   (5,023)    (1,179)    (1,587)     (7,733)   (6,316)
   Net realized gains                                       (3,253)     (946)    (1,069)      (283)     (9,043)       --
                                                          --------  --------    -------    -------    --------  --------
     Total Distributions                                    (9,139)   (5,969)    (2,248)    (1,870)    (16,776)   (6,316)
                                                          --------  --------    -------    -------    --------  --------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                               5,741    55,202      5,813      7,725      79,082    67,563
   Shares issued in lieu of cash
     distributions                                           8,014     5,007      2,079      1,681      16,515     6,316
   Cost of shares repurchased                              (40,681)  (52,863)    (1,872)   (15,960)    (83,940)  (74,928)
                                                          --------  --------    -------    -------    --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                            (26,926)    7,346      6,020     (6,554)     11,657    (1,049)
                                                          --------  --------    -------    -------    --------  --------
   Net increase (decrease) in net assets                   (40,048)   10,580      2,448     (6,448)      6,052    17,993
                                                          --------  --------    -------    -------    --------  --------
NET ASSETS:
     Beginning of period                                   149,917   139,337     21,155     27,603     102,431    84,438
                                                          --------  --------    -------    -------    --------  --------
     End of period                                        $109,869  $149,917    $23,603    $21,155    $108,483  $102,431
                                                          ========  ========    =======    =======    ========  ========
(1) CAPITAL SHARE TRANSACTIONS:
     Shares issued                                             546     5,070        586        719       6,640     5,922
     Shares issued in lieu of cash
       distributions                                           757       463        205        155       1,455       587
     Shares repurchased                                     (3,787)   (4,891)      (173)    (1,436)     (6,608)   (6,847)
                                                          --------  --------    -------    -------    --------  --------
     Net increase (decrease) in capital shares              (2,484)      642        618       (562)      1,487      (338)
                                                          ========  ========    =======    =======    ========  ========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1997 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD






                                                   NET                           DISTRIBUTIONS
                  NET ASSET        NET          REALIZED       DISTRIBUTIONS         FROM
                    VALUE       INVESTMENT         AND           FROM NET          REALIZED           NET ASSET
                  BEGINNING      INCOME/       UNREALIZED       INVESTMENT         CAPITAL            VALUE END     TOTAL
                  OF PERIOD      (LOSS)      GAINS (LOSSES)       INCOME            GAINS             OF PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
--------------------
MUNICIPAL BOND FUND:
--------------------
    1997**         $10.99         $0.73         $(0.07)           $(0.73)           $(0.09)            $10.83        2.03%
    1996            10.86          0.60           0.13             (0.60)               --              10.99        6.90
    1995            10.37          0.61           0.49             (0.61)               --              10.86       10.90
    1994            11.36          0.60          (0.61)            (0.60)            (0.38)             10.37       (0.15)
    1993            10.56          0.67           0.84             (0.67)            (0.04)             11.36       14.68
    1992(1)         10.00          0.60           0.56             (0.60)               --              10.56       13.42+
------------------
FIXED INCOME FUND:
------------------

    1997**         $10.51         $0.35         $(0.12)           $(0.34)           $   --             $10.40        2.21%
    1996            10.62          0.68          (0.04)            (0.68)            (0.07)             10.51        6.27
    1995             9.93          0.70           0.69             (0.70)               --              10.62       14.53
    1994            10.95          0.64          (0.91)            (0.64)            (0.11)              9.93       (2.58)
    1993             9.92          0.64           1.03             (0.64)               --              10.95       17.28
    1992(2)         10.00          0.06          (0.08)            (0.06)               --               9.92       (1.61)+
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------

    1997**         $10.13         $0.26          $0.01            $(0.26)           $(0.01)            $10.13        2.71%
    1996            10.13          0.54           0.04             (0.54)            (0.04)             10.13        5.90
    1995(3)         10.00          0.30           0.13             (0.30)               --              10.13        4.39+
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------

    1997**         $10.00         $0.29         $(0.02)           $(0.29)           $   --             $ 9.98        2.78%
    1996            10.01          0.60          (0.01)            (0.60)               --              10.00        6.09
    1995(4)         10.00          0.37           0.01             (0.37)               --              10.01        3.82+
-----------------------
SMALLER COMPANIES FUND:
-----------------------

    1997**         $13.10        $(0.01)        $(0.51)           $   --            $(1.22)            $11.36       (4.85)%
    1996            10.55         (0.02)          2.61             (0.04)               --              13.10       24.58
    1995(5)         10.00          0.03           0.52                --                --              10.55        5.50+
--------------
MICROCAP FUND:
--------------

    1997(6)        $10.00        $(0.01)        $(0.74)           $   --            $   --             $ 9.25       (7.50)%
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------

    1997**         $11.94         $0.07          $0.12            $(0.15)           $(0.55)            $11.43        2.09%
    1996            10.95          0.11           1.25             (0.43)               --              11.88       12.70
    1995(7)         10.00          0.08           0.87                --                --              10.95        9.50+
---------------------
EUROPEAN EQUITY FUND:
---------------------

    1997**         $10.60         $0.07          $1.23            $(0.03)           $(0.12)            $11.75       12.34%
    1996(8)         10.00            --           0.60                --                --              10.60        6.00+
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------

    1997**          $9.96        $(0.02)        $(0.77)           $(0.13)           $   --             $ 9.04       (8.06)%
    1996             9.40          0.03           0.57             (0.04)               --               9.96        6.43
    1995            10.35          0.03          (0.72)            (0.04)            (0.22)              9.40       (6.67)
    1994(9)         10.00          0.02           0.33                --                --              10.35        3.50+





                                                                                      RATIO OF
                                                                      RATIO OF      NET INVESTMENT
                                                     RATIO OF         EXPENSES      INCOME/(LOSS)
                                                       NET           TO AVERAGE      TO AVERAGE
                                     RATIO OF      INVESTMENT        NET ASSETS      NET ASSETS
                  NET ASSETS         EXPENSES      INCOME/(LOSS)     (EXCLUDING      (EXCLUDING         PORTFOLIO      AVERAGE
                    END OF          TO AVERAGE      TO AVERAGE        EXPENSE          EXPENSE          TURNOVER      COMMISSION
                  PERIOD (000)      NET ASSETS      NET ASSETS      LIMITATIONS)     LIMITATIONS)         RATE           RATE*
------------------------------------------------------------------------------------------------------------------------------------
--------------------
MUNICIPAL BOND FUND:
--------------------

    1997**         $290,009             0.54%          5.29%            0.56%            5.27%              45%           N/A
    1996            252,152             0.55           5.50             0.61             5.44               66            N/A
    1995            221,058             0.54           5.75             0.62             5.67               63             --
    1994            165,677             0.54           5.60             0.67             5.47               94             --
    1993            148,022             0.55           5.94             0.75             5.74              160             --
    1992(1)          94,700             0.55           6.31             0.79             6.07              143             --
------------------
FIXED INCOME FUND:
------------------

    1997**         $864,455             0.55%          6.66%            0.61%            6.60%              88%           N/A
    1996            758,003             0.55           6.52             0.61             6.46              176            N/A
    1995            494,221             0.54           6.81             0.63             6.72              182             --
    1994            239,556             0.54           6.22             0.66             6.10              251             --
    1993            147,917             0.55           6.01             0.72             5.84              196             --
    1992(2)          25,528             0.55           5.24             1.66             4.13              148             --
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------

    1997**          $13,712             0.52%          5.15%            1.07%            4.60%              58%           N/A
    1996              9,132             0.53           5.34             1.58             4.29              129            N/A
    1995(3)           3,724             0.52           4.60             2.16             2.96               62             --
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------

    1997**          $14,386             0.52%          5.95%            1.33%            5.14%             115%           N/A
    1996              6,751             0.53           6.00             1.29             5.24              124            N/A
    1995(4)           4,140             0.52           5.86             2.84             3.54               90             --
-----------------------
SMALLER COMPANIES FUND:
-----------------------

    1997**           $4,281             1.25%         (0.29)%           2.91%           (1.95)%             43%         $0.0535
    1996              4,115             1.25          (0.23)            2.55            (1.53)             141           0.0560
    1995(5)           2,638             1.25           0.94             2.28            (0.09)              23             --
--------------
MICROCAP FUND:
--------------

    1997(6)          $1,983             1.75%         (0.27)%           3.08%           (1.60)%             26%         $0.0077
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------

    1997**           $5,127             0.90%          1.72%            3.10%           (0.48)%             20%         $0.0395
    1996              3,423             0.90           0.72             3.59            (1.97)              39           0.0221
    1995(7)           2,738             0.90           1.55             2.73            (0.28)              19             --
---------------------
EUROPEAN EQUITY FUND:
---------------------

    1997**          $36,143             0.90%          1.50%            1.11%            1.29%              15%         $0.0302
    1996(8)          17,902             0.90          (0.41)            1.40            (0.91)               5           0.0324
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------

    1997**         $ 86,042             1.25%         (0.14)%           1.41%           (0.30)%             25%         $0.0032
    1996            106,709             1.25           0.35             1.38             0.22               47           0.0170
    1995             90,917             1.25           0.41             1.48             0.18               62             --
    1994(9)          68,798             1.25           0.34             1.67            (0.08)              41             --


  +  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) MUNICIPAL BOND FUND COMMENCED OPERATIONS ON 12/13/91. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) FIXED INCOME FUND COMMENCED OPERATIONS ON 9/18/92. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) SHORT-TERM MUNICIPAL BOND FUND COMMENCED OPERATIONS ON 3/6/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) SHORT-TERM FIXED INCOME FUND COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) SMALLER COMPANIES FUND COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) MICROCAP FUND COMMENCED OPERATIONS ON 12/18/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED, EXCLUDING TOTAL RETURN.
 (7) INTERNATIONAL EQUITY FUND COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) EUROPEAN EQUITY FUND COMMENCED OPERATIONS ON 9/3/96 ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) INTERNATIONAL SMALL CAP EQUITY FUND COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
  *  AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE
     IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 **  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1997. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1997 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD






                                                NET                           DISTRIBUTIONS
               NET ASSET        NET          REALIZED       DISTRIBUTIONS         FROM
                 VALUE       INVESTMENT         AND           FROM NET          REALIZED           NET ASSET
               BEGINNING      INCOME/       UNREALIZED       INVESTMENT         CAPITAL            VALUE END       TOTAL
               OF PERIOD      (LOSS)      GAINS (LOSSES)       INCOME            GAINS             OF PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------

    1997**      $12.54        $0.02          $(0.22)          $(0.19)          $(0.38)              $11.77        (1.72)%
    1996         11.55         0.12            1.03            (0.12)           (0.04)               12.54         10.06
    1995(1)      10.00         0.12            1.44            (0.01)              --                11.55         15.66+
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------

    1997**       $8.80        $0.01           $0.60           $(0.01)          $(0.22)               $9.18          7.07%
    1996          8.11         0.06            0.75            (0.03)           (0.09)                8.80         10.02
    1995         11.00         0.04           (2.29)           (0.02)           (0.62)                8.11        (21.00)
    1994(2)      10.00        (0.01)           1.01               --               --                11.00         10.00+
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------

    1997**      $11.26        $0.41          $(0.75)          $(0.50)          $(0.28)              $10.14         (3.33)%
    1996         10.99         0.59            0.12            (0.37)           (0.07)               11.26          6.60 1
    1995          9.85         0.35            0.99            (0.20)              --                10.99         13.88 1
    1994(3)      10.00         0.25           (0.40)              --               --                 9.85         (1.50)+
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------

    1997**      $11.30        $0.21          $(0.79)          $(0.65)          $(0.59)               $9.48         (5.93)%
    1996         11.34         0.86           (0.12)           (0.66)           (0.12)               11.30          6.82%
    1995          9.94         0.42            1.03            (0.05)              --                11.34         14.66
    1994(4)      10.00         0.29           (0.35)              --               --                 9.94         (0.60)+
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------

    1997**      $13.36        $0.78           $0.56           $(1.32)          $(1.54)              $11.84         10.99%
    1996         10.55         1.21            2.60            (1.00)              --                13.36         38.42
    1995         10.19         0.65           (0.17)           (0.11)           (0.01)               10.55          4.85
    1994(5)      10.00         0.13            0.06               --               --                10.19          1.90+








                                                                                    RATIO OF
                                                                    RATIO OF      NET INVESTMENT
                                                   RATIO OF         EXPENSES      INCOME/(LOSS)
                                                     NET           TO AVERAGE      TO AVERAGE
                                   RATIO OF      INVESTMENT        NET ASSETS      NET ASSETS
                NET ASSETS         EXPENSES      INCOME/(LOSS)     (EXCLUDING      (EXCLUDING         PORTFOLIO      AVERAGE
                  END OF          TO AVERAGE      TO AVERAGE        EXPENSE          EXPENSE          TURNOVER      COMMISSION
                PERIOD (000)      NET ASSETS      NET ASSETS      LIMITATIONS)     LIMITATIONS)         RATE           RATE*
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------

    1997**      $10,314              1.25%           0.22%            2.17%          (0.70)%             14%         $0.0707
    1996          9,856              1.25            0.96             2.50           (0.29)              49           0.0327
    1995(1)       9,336              1.25            1.25             2.24            0.26               34             --
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------

    1997**     $105,070              1.25%           0.37%            1.56%           0.06%              27%         $0.0003
    1996         88,279              1.25            0.63             1.52            0.36               69           0.0003
    1995         93,288              1.25            0.44             1.55            0.14               49             --
    1994(2)      56,892              1.36           (0.12)            1.79           (0.55)              45             --
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------

    1997**     $109,869              0.65%           5.38%            0.81%           5.22%              89%           N/A
    1996         49,917              0.75            5.39             0.79            5.35              223            N/A
    1995         39,337              0.78            5.61             0.87            5.52              147             --
    1994(3)      53,915              0.85            5.71             1.28            5.28              173             --
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------

    1997**      $23,603              0.65%           5.13%            1.13%           4.65%              80%           N/A
    1996         21,155              0.75            5.41             1.03            5.13              235            N/A
    1995         27,603              0.78            5.51             1.15            5.14              187             --
    1994(4)      15,238              0.85            5.66             1.42            5.09              130             --
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------

    1997**     $108,483              1.42%           7.44%            1.74%           7.12%             278%           N/A
    1996        102,431              1.50           10.15             1.92            9.73              227            N/A
    1995         84,438              1.79           10.97             2.05           10.71              266             --
    1994(5)      16,248              1.90            7.04             2.60            6.34               52             --




  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) EUROPEAN SMALL CAP EQUITY FUND COMMENCED OPERATIONS ON 11/1/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EMERGING MARKETS EQUITY FUND COMMENCED OPERATIONS ON 2/2/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) INTERNATIONAL FIXED INCOME FUND COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) EMERGING MARKETS DEBT FUND COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 *  AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS
    ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
**  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1997. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION
Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of eighteen investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies
Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to collectively as the "Funds". At April 30, 1997, the Large Cap Growth Fund, Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
     SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Capital Management, Inc. and Morgan Grenfell Investment Services Limited (the "Advisors"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market value is not readily available or securities whose market value does not, in the opinion of the applicable Advisor, reflect fair value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
     INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
     The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
     NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including

================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

accrued interest thereon, is sufficient in the event of default by the counterparty.
     The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Funds do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
     The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income for such purposes.
     FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Net Assets as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
     DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund.

================================================================================

Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell Capital Management, Inc. absorbed all expenses of organizing the Trust.
     All organizational costs incurred with the start of the Municipal Bond Fund and the Fixed Income Fund are being amortized on a straight line basis over a period of sixty months.
     OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS
The Trust has entered into an administration agreement with SEI Financial Management Corporation (the "Administrator"), pursuant to which the Administrator receives an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.12% up to $1 billion; 0.08% from $1 billion to $1.5 billion; 0.06% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund pays the Administrator a minimum annual fee of $60,000 (after a one-year phase in period).
     The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.
     Under advisory agreements with the Trust, Morgan Grenfell Capital Management, Inc. serves as the Advisor for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Advisor for the International Funds (collectively referred to as "Advisors). For these services, the Advisors are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

     Municipal Bond Fund                           0.40%
     Fixed Income Fund                             0.40%
     Short-Term Municipal Bond Fund                0.40%
     Short-Term Fixed Income Fund                  0.40%
     Smaller Companies Fund                        1.00%
     Microcap Fund                                 1.50%
     International Equity Fund                     0.70%
     European Equity Fund                          0.70%
     International Small Cap Equity Fund           1.00%
     European Small Cap Equity Fund                1.00%
     Emerging Markets Equity Fund                  1.00%
     Global Fixed Income Fund                      0.50%
     International Fixed Income Fund               0.50%
     Emerging Markets Debt Fund                    1.00%*
*1.50% PRIOR TO MARCH 1, 1997.

     The Advisors have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

     Municipal Bond Fund                           0.55%
     Fixed Income Fund                             0.55%
     Short-Term Municipal Bond Fund                0.55%
     Short-Term Fixed Income Fund                  0.55%
     Smaller Companies Fund                        1.25%
     Microcap Fund                                 1.75%
     International Equity Fund                     0.90%
     European Equity Fund                          0.90%
     International Small Cap Equity Fund           1.25%
     European Small Cap Equity Fund                1.25%
     Emerging Markets Equity Fund                  1.25%
     Global Fixed Income Fund                      0.65%
     International Fixed Income Fund               0.65%
     Emerging Markets Debt Fund                    1.25%*
*1.50% PRIOR TO MARCH 1, 1997.

NOTES TO FINANCIAL STATEMENTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisors.
     SEI Financial Services Company (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisors, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
     During the period ended April 30, 1997, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisor at market value.

4. FORWARD FOREIGN CURRENCY CONTRACTS
The International Funds enter into forward foreign currency exchange contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at April 30, 1997:

                   CURRENCY TO       IN       UNREALIZED
                   (DELIVER)/     EXCHANGE   APPRECIATION
    MATURITY         RECEIVE         FOR    (DEPRECIATION)
      DATE            (000)         (000)        (000)
---------------   -------------   --------   ------------

INTERNATIONAL EQUITY
--------------------
FOREIGN CURRENCY SALES:
7/24/97           DM       (261)   $  154         $ 2
7/24/97           FF       (883)      154           2
                                                -----
                                                  $ 4
                                                =====
EUROPEAN EQUITY
---------------
FOREIGN CURRENCY SALES:
7/24/97           DM     (1,831)   $1,079        $ 15
7/24/97           FF     (8,212)    1,433          18
                                                -----
                                                 $ 33
                                                =====

                   CURRENCY TO       IN       UNREALIZED
                   (DELIVER)/     EXCHANGE   APPRECIATION
    MATURITY         RECEIVE         FOR    (DEPRECIATION)
      DATE            (000)         (000)        (000)
---------------   -------------   --------   ------------

INTERNATIONAL SMALL CAP
-----------------------
FOREIGN CURRENCY SALES:
7/24/97           DM     (4,415)  $ 2,602        $ 36
7/24/97           FF    (14,969)    2,613          33
                                                -----
                                                 $ 69
                                                =====

GLOBAL FIXED INCOME
-------------------
FOREIGN CURRENCY SALES:
6/20/97           CA    (10,000)  $ 7,364      $  178
7/21/97-8/21/97   DM    (38,450)   22,755         386
5/22/97-7/21/97   DK    (70,600)   10,999         246
5/22/97-6/20/97   ES   (772,000)    5,370          86
5/22/97           UK     (2,871)    4,575         (72)
5/22/97-6/20/97   IL(18,300,000)   11,180         499
5/22/97-6/20/97   JY   (492,000)    4,049         147
                                               ------
                                               $1,470
                                               ------

FOREIGN CURRENCY PURCHASES:
6/20/97-7/21/97   DM     32,450   $19,231       $(403)
5/22/97-8/21/97   ES  1,260,000     8,768        (139)
5/22/97           UK      2,871     4,690         (43)
5/22/97-8/21/97   IL 12,090,000     7,090         (44)
5/22/97-6/20/97   JY  1,010,000     8,331        (335)
                                                -----
                                                 (964)
                                                -----
                                                $ 506
                                                =====
INTERNATIONAL FIXED INCOME
--------------------------
FOREIGN CURRENCY SALES:
6/20/97           CA       (900)   $  663        $ 16
5/22/97-8/21/97   DM     (9,230)    5,487         129
5/22/97-7/21/97   DK    (22,450)    3,472          54
5/22/97-6/20/97   ES   (314,000)    2,190          41
5/22/97           UK       (360)      571         (12)
5/22/97           IL (2,665,000)    1,628          72
                                                -----
                                                 $300
                                                -----

FOREIGN CURRENCY PURCHASES:
5/22/97-7/21/97   DM      7,850    $4,664       $(111)
5/22/97-8/21/97   ES    453,200     3,166         (63)
5/22/97-7/21/97   FF      6,800     1,183         (12)
5/22/97           UK        360       590          (7)
8/21/97           IL    680,000       398          (2)
5/22/97-6/20/97   JY    144,000     1,193         (50)
                                                -----
                                                 (245)
                                                -----
                                                $  55
                                                =====
CURRENCY LEGEND
---------------
CA    Canadian Dollar        IL  Italian Lira
DM    German Mark            JY  Japanese Yen
DK    Danish Kroner          NG  Netherlands Guilder
ES    Spanish Peseta         SK  Swedish Krona
FF    French Franc           UK  British Pound Sterling

================================================================================

5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the period ended April 30, 1997, were as follows:

                                     PURCHASES    SALES
                                       (000)      (000)
                                    ---------- -----------
Municipal Bond Fund                 $133,288   $109,315
Fixed Income Fund                    285,390    249,506
Short-Term Municipal Bond Fund         6,935      4,378
Short-Term Fixed Income Fund           4,217      3,412
Smaller Companies Fund                 1,837      1,605
Microcap Fund                          2,091        371
International Equity Fund              2,012        787
European Equity Fund                  18,000      3,399
International Small Cap Equity Fund   23,690     34,581
European Small Cap Equity Fund         2,392      1,322
Emerging Markets Equity Fund          36,818     25,795
Global Fixed Income Fund              96,539    112,372
International Fixed Income Fund       20,255     16,875
Emerging Markets Debt Fund           111,846    151,190

     The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities during the six month period ended April 30, 1997, were as follows:

                                     PURCHASES    SALES
                                       (000)      (000)
                                    ---------- -----------
Fixed Income Fund                   $393,843   $368,116
Short-Term Fixed Income Fund           6,005      1,766
Global Fixed Income Fund              13,899     27,612

     For Federal income tax purposes, the cost of securities owned at April 30, 1997 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at April 30, 1997 for each Fund is as follows:

                                                         NET
                                                      UNREALIZED
                           APPRECIATED  DEPRECIATED  APPRECIATION/
                           SECURITIES   SECURITIES  (DEPRECIATION)
                              (000)       (000)         (000)
                           -----------  ----------- --------------
Municipal Bond Fund          $4,172     $  (767)       $3,405
Fixed Income Fund             6,346      (7,795)       (1,449)
Short-Term Municipal
   Bond Fund                     54         (23)           31
Short-Term Fixed Income Fund     13         (21)           (8)
Smaller Companies Fund          540        (420)          120
Microcap Fund                    77        (221)         (144)
International Equity Fund       522        (232)          290
European Equity Fund          5,564        (445)        5,119
International Small Cap
   Equity Fund               14,770      (9,528)        5,242
European Small Cap
   Equity Fund                2,190        (836)        1,354
Emerging Markets
   Equity Fund               18,268      (8,255)        10,013*
Global Fixed Income Fund      1,580      (6,489)       (4,909)
International Fixed
   Income Fund                  378      (1,681)       (1,303)
Emerging Markets
   Debt Fund                  1,089      (1,328)         (239)

* NET OF $88,000 ACCRUED FOREIGN WITHHOLDING TAXES.

6. LOAN PARTICIPATIONS/ASSIGNMENTS
The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty dispos-

NOTES TO FINANCIAL STATEMENTS (Concluded)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1997 (UNAUDITED)

ing of Participations and Assignments because the market for such instruments is not highly liquid.

7. CONCENTRATION OF RISKS
The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
     The Fixed Income Fund and Short-Term Fixed Income Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund and Short-Term Fixed Income Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
     Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. SALE OF CERTAIN INVESTMENTS IN UNLISTED SECURITIES
On September 17, 1996, the International Small Cap Equity Fund and the European Small Cap Equity Fund sold certain investments in unlisted securities to Deutsche Bank AG, an indirect parent of the Advisors, at their value as of August 30, 1996. Deutsche Bank had also agreed to indemnify each of the Funds for any related loss, plus reasonable interest, if it was subsequently determined based upon findings by a board-appointed independent third party that there were irregularities in the purchase of the securities or if the August 30, 1996 valuation of the securities was found to be inadequate.
   Although there were no findings by the appointed independent third parties that there were irregularities in the purchase of the securities or that the August 30, 1996 valuation of the securities was inadequate, Deutsche Bank subsequently and voluntarily agreed to pay approximately $280,000 and $450,000 directly to shareholders of International Small Cap Equity Fund and European Small Cap Equity Fund, respectively, who owned shares of the Funds at the time the Funds were invested in the unlisted securities.

72
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                                      NOTES

                                      NOTES

MORGAN
GRENFELL
INVESTMENT
TRUST
---------------------
SEMI-ANNUAL
REPORT


APRIL 30, 1997

TRUSTEES AND OFFICERS

James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES
Patrick W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE
Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE
David W. Baldt,
VICE PRESIDENT
James H. Grifo,
VICE PRESIDENT
Martin A. Hall,
VICE PRESIDENT
Neil P. Jenkins,
VICE PRESIDENT
Ian D. Kelson,
VICE PRESIDENT
John G. Alshefski,
TREASURER, PRINCIPAL ACCOUNTING OFFICER,
CHIEF FINANCIAL OFFICER
Joan H. Binstock,
VICE PRESIDENT AND SECRETARY

INVESTMENT ADVISORS
Morgan Grenfell Capital Management, Inc.
Morgan Grenfell Investment Services Limited

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
SEI Financial Management Corporation

DISTRIBUTOR
SEI Financial Services Company

CUSTODIANS
The Northern Trust Company
CoreStates Bank, N.A.

TRANSFER AGENT
DST Systems, Inc.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS SEMI-ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI FINANCIAL SERVICES COMPANY, THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.


MIT-F-009-03